UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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CRISPR THERAPEUTICS AG

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CRISPR THERAPEUTICS AG

Baarerstrasse 14

6300 Zug

Switzerland

+41 (0) 41 561 32 77

NOTICE OF INVITATION TO 2023 ANNUAL GENERAL MEETING OF SHAREHOLDERS

To Be Held On June 8, 2023

Important Notice: Please also read the accompanying proxy statement, which forms an integral part of this notice. The proxy statement contains in particular: the statement of reasons for the below proposals of the Company’s board of directors (pages 54–79), details regarding admission to the meeting and persons eligible to vote (page 3), the voting procedure (pages 3–5) and details regarding the independent voting representative (page 5).

Dear Shareholders:

You are cordially invited to the 2023 annual general meeting of shareholders, or the 2023 Annual General Meeting, of CRISPR Therapeutics AG, or the Company, to be held on June 8, 2023 at 8:00 a.m. Central European Summer Time (2:00 a.m. Eastern Daylight Time) as a physical meeting at the offices of Walder Wyss Ltd., Seefeldstrasse 123, 8008 Zurich, Switzerland. At the 2023 Annual General Meeting, the Company’s board of directors, or the Board of Directors, will propose to the Company’s shareholders to consider and vote on the below matters. The Company’s common shares are listed only on The Nasdaq Global Market and are traded under the symbol “CRSP.”

1.
Approval of the Swiss management report, the consolidated financial statements and the statutory financial statements of the Company for the year ended December 31, 2022.

The Board of Directors proposes to the shareholders to approve the Swiss management report, the consolidated financial statements and the statutory financial statements of the Company for the year ended December 31, 2022 and to take note of the reports of the auditors. Copies of these documents are available for download at www.proxydocs.com/CRSP and in our 2022 Annual Report (as defined below).

2.
Approval of the appropriation of financial results.

The Board of Directors proposes to the shareholders to carry forward the net loss resulting from the appropriation of financial results as follows:

Proposed Appropriation of Net Loss: in Swiss Francs (“CHF”)
Balance brought forward from previous years	CHF	(353,161,175)
Net loss for the period (on a stand-alone unconsolidated basis):	CHF	(584,087,541)
Total accumulated net loss:	CHF	(937,248,716)
Resolution proposed by the Board of Directors:
- RESOLVED, that the net loss for the period of CHF 584,087,541 shall be carried forward.

3.
Discharge of the members of the Board of Directors and Executive Committee.

The Board of Directors proposes to the shareholders that the members of the Board of Directors and the executive committee of the Company, or the Executive Committee, be discharged from personal liability for the business year ended December 31, 2022.

4.
Re-election of the members to the Board of Directors.

The Board of Directors proposes to the shareholders that Rodger Novak, M.D. be re-elected as member of the Board of Directors and Chairman of the Board of Directors and that each of Samarth Kulkarni, Ph.D., Ali Behbahani, M.D., H. Edward Fleming, Jr., M.D., Simeon J. George, M.D., John T. Greene, Katherine A. High, M.D., Douglas A. Treco, Ph.D., and Maria Fardis, Ph.D. be re-elected as directors, each for a term extending until completion of the 2024 annual general meeting of shareholders. Information on the professional backgrounds and qualifications of each director nominee, as well as information on committee memberships, can be found under “Board of Directors and Corporate Governance—Election of Directors” on pages 6-8 in the accompanying proxy statement and is available at www.proxydocs.com/CRSP.

4.a Re-election of Rodger Novak, M.D., as member and Chairman

4.b Re-election of Samarth Kulkarni, Ph.D.

4.c Re-election of Ali Behbahani, M.D.

4.d Re-election of Maria Fardis, Ph.D.

4.e Re-election of H. Edward Fleming, Jr., M.D.

4.f Re-election of Simeon J. George, M.D.

4.g Re-election of John T. Greene

4.h Re-election of Katherine A. High, M.D.

4.i Re-election of Douglas A. Treco, Ph.D.

5.
Election or re-election of the members of the Compensation Committee.

The Board of Directors proposes to the shareholders to elect or re-elect, as appropriate, each of Ali Behbahani, M.D., H. Edward Fleming, Jr., M.D., Simeon J. George, M.D., and John T. Greene as members of the Compensation Committee of the Board of Directors, each for a term extending until completion of the 2024 annual general meeting of shareholders. Information on the professional backgrounds and qualifications of each director nominee can be found under “Board of Directors and Corporate Governance—Election of Directors” on pages 7-8 in the accompanying proxy statement and are available at www.proxydocs.com/CRSP.

5.a Re-election of Ali Behbahani, M.D.

5.b Election of H. Edward Fleming, Jr., M.D.

5.c Re-election of Simeon J. George, M.D.

5.d Re-election of John T. Greene

6.
Approval of the compensation for the Board of Directors and the Executive Committee and non-binding advisory vote on the 2022 Compensation Report.

The Board of Directors proposes to the shareholders to hold the following separate votes on the non-performance-related compensation and the variable compensation of the Board of Directors and the Executive Committee:

6.a Binding vote on maximum non-performance-related compensation for members of the Board of Directors from the 2023 Annual General Meeting to the 2024 annual general meeting of shareholders.

The Board of Directors proposes to the shareholders to approve the maximum amount of non-performance-related compensation for the members of the Board of Directors covering the period from the 2023 Annual General Meeting to the 2024 annual general meeting of shareholders, i.e., USD $507,000 (cash based compensation).

6.b Binding vote on maximum equity for members of the Board of Directors from the 2023 Annual General Meeting to the 2024 annual general meeting of shareholders.

The Board of Directors proposes to the shareholders to approve the maximum grant of equity or equity linked instruments for the members of the Board of Directors covering the period from the 2023 Annual General Meeting to the 2024 annual general meeting of shareholders with maximum value of USD $11,738,100 (equity grant date value).

6.c Binding vote on maximum non-performance-related compensation for members of the Executive Committee from July 1, 2023 to June 30, 2024.

The Board of Directors proposes to the shareholders to approve the maximum amount of non-performance-related cash compensation for the members of the Executive Committee covering the period from July 1, 2023 to June 30, 2024, i.e., USD $3,700,579 (cash base compensation plus social security costs).

6.d Binding vote on maximum variable compensation for members of the Executive Committee for the current year ending December 31, 2023.

The Board of Directors proposes to the shareholders to approve the maximum amount of variable compensation for the members of the Executive Committee for the current year ending December 31, 2023, i.e., USD $3,195,625 (cash compensation plus social security costs).

6.e Binding vote on maximum equity for members of the Executive Committee from the 2023 Annual General Meeting to the 2024 annual general meeting of shareholders.

The Board of Directors proposes to the shareholders to approve the maximum of equity or equity linked instruments for the members of the Executive Committee covering the period from the 2023 Annual General Meeting of shareholders to the 2024 annual general meeting of shareholders with maximum value of USD $55,827,593 (equity grant date value).

6.f. Non-binding advisory vote on the 2022 Compensation Report.

The Board of Directors proposes to the shareholders the endorsement (a non-binding advisory vote) of the 2022 Compensation Report. The 2022 Compensation Report is available for download at www.proxydocs.com/CRSP and in our 2022 Annual Report (as defined below).

7.
Non-binding advisory vote to approve the compensation paid to the Company’s named executive officers under U.S. securities law requirements.

The Board of Directors proposes to the shareholders to approve an advisory resolution approving the compensation of the Company’s named executive officers, as disclosed in the accompanying proxy statement for the 2023 Annual General Meeting pursuant to the executive compensation disclosure rules promulgated by the Securities and Exchange Commission.

8.
Approval of a capital band.

The Board of Directors proposes to the shareholders the introduction of a capital band ranging from CHF 2,506,150.41 (lower limit) to CHF 2,920,321.14 (upper limit) in art. 3a of the articles of association of the Company, or the Articles of Association, as a replacement of the current authorized capital. The Board of Directors shall be authorized within the capital band to increase the share capital once or several times and in any amounts within this range, until June 8, 2028, or until an earlier expiry of the capital band. The Board of Directors shall also be authorized to amend art. 3a para. 1, 2, 4 and 5 of the Articles of Association, to reflect the foregoing as follows:

Art. 3a Capital Band	Art. 3a Kapitalband
Para. 1:

The Board of Directors is authorized, to conduct one or more increases of the share capital at any time until June 8, 2028, or the expiry of the capital band if earlier, within a lower limit of CHF 2,506,150.41 and an upper limit of CHF 2,920,321.14, corresponding to 13,805,691 registered shares with a nominal value of CHF 0.03 each to be fully paid in. An increase of the share capital by means of an offering underwritten by a financial institution, a syndicate or another third party or third parties, followed by an offer to the then-existing shareholders of the Company shall also be permissible.

Der Verwaltungsrat ist ermächtigt, das Aktienkapital jederzeit bis zum 8. Juni 2028 oder dem früheren Dahinfallen des Kapitalbands einmal oder mehrmals innerhalb der Untergrenze von CHF 2’506’150.41 und der Obergrenze von CHF 2’920’321.14 durch Ausgabe von höchstens 13’805’691 vollständig zu liberierende Namenaktien mit einem Nennwert von je CHF 0.03 zu erhöhen. Eine Erhöhung des Aktienkapitals durch die Zeichnung von Aktien aufgrund eines von einem Finanzinstitut, eines Verbandes, einer anderen Drittpartei oder Drittparteien unterzeichneten Angebots, gefolgt von einem Angebot gegenüber den zu diesem Zeitpunkt bestehenden Aktionären der Gesellschaft ist zulässig.

Para. 2:

The Board of Directors shall determine the number of shares, the time of the issuance, the issue price, the manner in which the new registered shares have to be paid in (including cash contributions, contributions in kind, set-off and conversion of freely usable reserves (including retained earnings) into share capital), the date from which the registered shares carry the right to dividends, the conditions for the exercise of the subscription rights and the allotment of subscription rights that have not been exercised or withdrawn. The Board of Directors is authorized to restrict or to prohibit the trading of subscription rights to the new shares. The Board of Directors may allow subscription rights that have not been exercised to expire, or it may place with third parties such rights or registered shares, the subscription rights of which have not been exercised, at market conditions or use them otherwise in the interest of the Company.

Der Verwaltungsrat soll die Anzahl auszugebender Aktien, den Ausgabezeitpunkt, den Bezugspreis, die Art und Weise der Liberierung, das Datum, ab welchem die Aktien zum Bezug einer Dividende berechtigen, die Bedingungen zur Ausübung der Bezugsrechte sowie die Zuteilung nicht ausgeübter oder entzogener Bezugsrechte festlegen. Betreffend die Art der zu leistenden Einlagen ist der Verwaltungsrat namentlich ermächtigt, eine Kapitalerhöhung durch Barliberierung, Sacheinlage, Verrechnungsliberierung, Umwandlung von frei verwendbaren Reserven (einschliesslich Gewinnvortrag) in Aktienkapital vorzunehmen. Der Verwaltungsrat kann den Bezugsrechtshandel betreffend die neu auszugebenden Aktien einschränken oder aufzuheben. Der Verwaltungsrat kann bestimmen, dass nicht ausgeübte Bezugsrechte verfallen, oder er kann Drittparteien solche Rechte oder Aktien, für welche die Bezugsrechte nicht ausgeübt wurden, zu Marktbedingungen zuteilen oder sie sonst im Interesse der Gesellschaft verwenden.

Para. 4:

The Board of Directors is authorized to carry out a capital increase by increase of the nominal value of the shares within the capital band. The Board of Directors shall determine the new nominal value of the shares and shall adapt all provisions of the Articles of Association relating to the nominal value of a share as well as the number of shares with a new nominal value corresponding to the fixed lower and upper limit of the capital band as per this Article.

Der Verwaltungsrat ist ermächtigt, eine Kapitalerhöhung durch Nennwerterhöhung innerhalb des Kapitalbands durchzuführen. Der Verwaltungsrat setzt diesfalls den neuen Nennwert der Aktien fest und passt sämtliche Statutenbestimmungen an, die sich auf den Nennwert einer Aktie beziehen sowie die Anzahl Aktien mit neuem Nennwert, welche der festen betragsmässigen Ober- und Untergrenze des Kapitalbands gemäss diesem Artikel entsprechen.

Para. 5:
Subscription to and acquisition of new shares, as well as any subsequent transfer of their ownership are subject to the restrictions specified in Article 4 of the Articles of Association.	Zeichnung und Erwerb der neu ausgegebenen Namenaktien sowie jede nachfolgende Übertragung dieser Namenaktien unterliegen den Beschränkungen von Art. 4 dieser Statuten.
9.
Approval of an increase in the conditional share capital for employee equity plans.

The Board of Directors proposes to the shareholders to increase the Company’s conditional share capital for employee equity plans by 1,700,000 common shares in order to cover any future share issuances due to the exercise of equity incentive awards under the Company’s employee equity plans and to amend art. 3c para. 1 of the Articles of Association as follows:

Art. 3c Conditional Share Capital for Employee Benefit Plans	Art. 3c Bedingtes Aktienkapital für Mitarbeiterbeteiligungspläne

The share capital of the Company shall be increased by an amount not exceeding CHF 629,679.39 through the issue of a maximum of 20,989,313 registered shares, payable in full, each with a nominal value of CHF 0.03, in connection with the exercise of option rights granted to any employee of the Company or a subsidiary, and any consultant, members of the Board of Directors, or other person providing services to the Company or a subsidiary.

Das Aktienkapital kann durch die Ausgabe von höchstens 20‘989‘313 voll zu liberierenden Namenaktien im Nennwert von je CHF 0.03 um höchstens CHF 629‘679.39 durch Ausübung von Optionsrechten erhöht werden, welche Mitarbeitenden der Gesellschaft oder ihrer Tochtergesellschaften, Personen in vergleichbaren Positionen, Beratern, Verwaltungsratsmitgliedern oder anderen Personen, welche Dienstleistungen zu Gunsten der Gesellschaft erbringen, gewährt wurden.

10.
Approval of an amendment to the CRISPR Therapeutics AG 2018 Stock Option and Incentive Plan.

The Board of Directors proposes to the shareholders to amend the CRISPR Therapeutics AG 2018 Stock Option and Incentive Plan, or the 2018 Plan, by (a) increasing the total number of common shares which may be issued pursuant to the

2018 Plan by 1,700,000 common shares, increasing the total number of common shares issuable under the 2018 Plan to 16,400,000 common shares, plus the number of shares that were available for issuance under the CRISPR Therapeutics AG Amended and Restated 2016 Stock Option and Incentive Plan, or the 2016 Plan, on the original effective date of the 2018 Plan, plus any common shares underlying any awards that are forfeited, canceled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without any issuance of common shares, expired or are otherwise terminated, other than by exercise, under the 2018 Plan, the 2016 Plan and the CRISPR Therapeutics AG 2015 Stock Option and Grant Plan; and (b) increasing the number of shares that may be issued under the 2018 Plan in the form of incentive stock options by 1,700,000 common shares.

11.
Approval of a reduction in the maximum size of the Board of Directors.

The Board of Directors proposes to reduce the maximum size of the Board of Directors to 10 members, and to amend art. 20 of the Articles of Association to reflect the foregoing as follows:

Art. 20 Number of Members, Term of Office

The Board of Directors shall consist of at least 3 and not more than 10 members. The chairman and the members of the Board of Directors are individually elected by the General Meeting for a term of one year until the end of the next Ordinary General Meeting, provided that he/she does not resign or is not replaced during his/her term.

Art. 20 Anzahl der Mitglieder, Amtsdauer

Der Verwaltungsrat besteht aus mindestens 3 und höchstens 10 Mitgliedern. Der Präsident sowie die Mitglieder des Verwaltungsrates werden jeweils für die Dauer von einem Jahr bis zum Ende der nächsten ordentlichen Generalversammlung einzeln gewählt. Vorbehalten bleiben vorheriger Rücktritt oder Abberufung.

The members of the Board of Directors may be re-elected without limitation. The maximum age limit of members of the Board shall be 75 years. When a member of the Board of Directors reaches this age limit during his term of office, such term shall automatically extend to the next Ordinary General Meeting. The General Meeting may resolve to grant an exception to the age limit.

Die Mitglieder des Verwaltungsrates sind jederzeit wieder wählbar. Die oberste Altersgrenze von Mitgliedern des Verwaltungsrats beträgt 75 Jahre. Wenn ein Mitglied des Verwaltungsrats diese Altersgrenze während seiner Amtszeit erreicht, wird diese automatisch zur nächsten ordentlichen Generalversammlung verlängert. Die Generalversammlung kann eine Ausnahme von der Altersgrenze beschliessen.

12.
Approval of amendments to the Articles of Association to reflect revised Swiss corporate law and other changes.

The Board of Directors proposes to the shareholders to approve the amendment of various provisions of the Articles of Association.

Under agenda item 12.a the Board of Directors proposes to the shareholders to amend the Company’s purpose statement to include an emphasis on identifying and creating long-term and sustainable value and the possibility of intra-group financing and, therefore, to amend art. 2 para. 3 and 5 of the Articles of Association.

Under agenda items 12.b–12.e, the Board of Directors proposes to the shareholders to approve various amendments to the Articles of Association with which it intends to (i) implement changes required under the revised Swiss corporate law that came into force on 1 January 2023, (ii) grant the Company certain flexibility provided under the new law, and (iii) update the Articles of Association in line with current best corporate governance practices.

12.a Additions to the purpose of the Company

The Board of Directors proposes to the shareholders to approve the amendment of art. 2 para. 3 and 5 of the Articles of Association.

12.b General Meeting abroad and virtual General Meeting

The Board of Directors proposes to the shareholders to approve the amendment of art. 9 and art. 11 para. 3 of the Articles of Association.

12.c Inclusion of a jurisdiction clause

The Board of Directors proposes to the shareholders to approve the amendment of art. 47 of the Articles of Association.

12.d Alignment with compulsory new regulations

The Board of Directors proposes to the shareholders to approve the amendment of art. 3b para. 3, art. 3c para. 2, art. 8, art. 10, art. 11 para. 2, 4 and 5, art. 12, art. 15, art. 16 para. 3, art. 17 para. 3, art. 18 para. 2, art. 21, art. 23 para 1, art. 26 para. 2, art. 28 para. 1, art. 30 para. 1, art. 36 para. 1, art. 37, art. 38, art. 46 para. 2 and 3 of the Articles of Association.

12.e Editorial and other changes

The Board of Directors proposes to the shareholders to approve the amendment of art. 3a para. 3, art. 3b para. 1, art. 4 para. 2 and 8, art. 5 para. 3, art. 6, art. 11 para. 1, art. 11 para. 8 (English only), art. 13, art. 14 (English only), art. 16 para. 2, art. 18 para. 1 and 3 (English only), art. 25, art. 29 para. 1 and 2 (German only), art. 29 para. 3 (English only) and art. 29 para. 8, art. 31 (English only), art. 32 para. 1 and 2, art. 32 para. 3 (English only), art. 33 para. 1 and 3, art. 33 para. 2 (English only), art. 34, art. 35 (English only), art. 39, art. 40 para. 2 (English only), art. 40 para. 3, art. 41 para. 1 of the Articles of Association.

The full text of the proposed new Articles of Association can be found in Appendix A to the accompanying proxy statement.

13.
Re-election of the independent voting rights representative.

The Board of Directors proposes to the shareholders the re-election of lic. iur. Marius Meier, Attorney at Law, Bratschi AG, Lange Gasse 15, P.O. Box CH-4002 Basel, Switzerland, as the independent voting rights representative until the closing of the 2024 annual general meeting of shareholders.

14.
Re-election of the auditors.

The Board of Directors proposes to the shareholders to re-elect Ernst & Young AG, Basel, as the Company’s statutory auditor for the term of office of one year and the re-election of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

15.
Transact any other business that may properly come before the 2023 Annual General Meeting or any adjournment or postponement thereof.

The Board of Directors proposes to the shareholders for any other business that may properly come before the 2023 Annual General Meeting or any adjournment or postponement thereof, to follow the respective proposal of the Board of Directors as proposed at the 2023 Annual General Meeting.

The foregoing items of business are more fully described in the accompanying proxy statement, which forms a part of this notice and is incorporated herein by reference. Shareholders of record at the close of business on April 17, 2023 will be entitled to notice of and to vote at the 2023 Annual General Meeting or any adjournment or postponement thereof.

We have elected to provide access to our proxy materials over the Internet under the Securities and Exchange Commission’s “notice and access” rules. We believe that providing our proxy materials over the Internet expedites shareholders’ receipt of proxy materials, lowers costs and reduces the environmental impact of our annual general meeting.

Thank you for your ongoing support and continued interest in CRISPR Therapeutics AG.

By Order of the Board of Directors,

Rodger Novak, M.D. Chairman of the Board of Directors

Zug, Switzerland

April 26, 2023

Important Notice Regarding Internet Availability of Proxy Materials: This proxy statement and our 2022 annual report to shareholders, or the 2022 Annual Report, which includes our Annual Report on Form 10-K for the year ended December 31, 2022, are available at www.proxydocs.com/CRSP. These documents are also available to any shareholder who wishes to receive a paper copy by calling (800) 579-1639, by emailing sendmaterial@ProxyVote.com or by submitting a request over the Internet at www.ProxyVote.com.

INFORMATION CONCERNING SOLICITATION AND VOTING	1
IMPORTANT INFORMATION ABOUT THE ANNUAL GENERAL MEETING AND VOTING	2
BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	6
Election of Directors	6
Corporate Governance Matters	9
Code of Business Conduct and Ethics	9
Board Leadership Structure and Risk Oversight	9
Board of Directors Meetings and Attendance	10
Board of Directors Diversity Matrix	11
Board of Directors Determination of Independence	11
Communicating with the Independent Directors	12
Committees of the Board of Directors	12
Director Nomination Process	15
Shareholder Nominations	15
Our Corporate Responsibility Efforts	16
Policies and Procedures for Related Person Transactions	17
Related Person Transactions	17
EXECUTIVE OFFICERS	18
EXECUTIVE COMPENSATION	19
Compensation Discussion and Analysis	19
Executive Summary	19
Overview of Executive Compensation Program	20
Say on Pay	20
Governance of Executive Compensation Program	21
Primary Elements of Executive Compensation Program	25
Other Employee Benefits	32
Other Compensation Policies and Practices	32
NEO Compensation Tables	34
Summary Compensation Table	34
Grants of Plan-Based Awards for Fiscal Year 2022	35
Outstanding Equity Awards at Fiscal Year-End	36
Option Exercises and Stock Vested in Fiscal Year 2022	38
Potential Payments on Termination or Change in Control	38
Employment and Other Arrangements with our NEOs	40
COMPENSATION COMMITTEE REPORT	43
CEO PAY RATIO DISCLOSURE	44
Pay Ratio Disclosure	44
Pay Ratio Methodology	44
PAY VERSUS PERFORMANCE	45
DIRECTOR COMPENSATION	50
Director Compensation Table	51
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS	52
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	53
MATTERS TO BE VOTED ON	54
Proposal 1: Approval of the Swiss Management Report, the Consolidated Financial Statements and the Statutory Financial Statements of CRISPR Therapeutics AG	54
Proposal 2: Approval of the Appropriation of Financial Results	55
Proposal 3: Discharge of the Members of the Board of Directors and Executive Committee	55
Proposal 4: Re-election of Directors	56
Proposal 5: Election or Re-election of Members of the Compensation Committee	58
Proposal 6: Approval of the Compensation for the Board of Directors and the Members of the Executive Committee and Non-Binding Advisory Vote on the 2022 Compensation Report	59

Proposal 7: Non-Binding Advisory Vote on the Compensation Paid to the Company's Named Executive Officers under the U.S. Securities Law Requirements	61
Proposal 8: Approval of a Capital Band	62
Proposal 9: Increase of the Conditional Share Capital for Employee Equity Plans	65
Proposal 10: Approval of Amendment to the CRISPR Therapeutics AG 2018 Stock Option and Incentive Plan	62
Proposal 11: Approval of a Reduction in the Maximum Size of the Board of Directors	73
Proposal 12: Approval of Amendments to the Articles of Association to Reflect Revised Swiss Corporate Law and Other Changes	67
Proposal 13: Re-election of Independent Voting Rights Representative	77
Proposal 14: Re-election of the Auditors	78
Proposal 15: Transaction of Other Business	79
STOCK OWNERSHIP AND REPORTING	80
Security Ownership of Certain Beneficial Owners and Management	80
Restrictions on Voting Rights	81
OTHER MATTERS	83
Shareholder Proposals and Directors Nominations	83
Householding of Annual General Meeting Materials	83
APPENDIX A - Amendments to the Articles of Association	A-1
APPENDIX B - Amendment to 2018 Plan	B-1

CRISPR THERAPEUTICS AG

Baarerstrasse 14

6300 Zug

Switzerland

+41 (0)41 561 32 77

PROXY STATEMENT

2023 ANNUAL GENERAL MEETING OF SHAREHOLDERS

To Be Held on June 8, 2023

INFORMATION CONCERNING SOLICITATION AND VOTING

This proxy statement and the enclosed proxy card are being furnished in connection with the solicitation of proxies by the board of directors, or the Board of Directors, of CRISPR Therapeutics AG, or the Company, for use at the 2023 annual general meeting of shareholders, or the 2023 Annual General Meeting, to be held on June 8, 2023 at 8:00 a.m. Central European Summer Time (2:00 a.m. Eastern Daylight Time) at the offices of Walder Wyss Ltd., Seefeldstrasse 123, 8008 Zurich, Switzerland, and at any adjournment thereof.

Unless otherwise stated, all references to “us,” “our,” “CRISPR,” “CRISPR Therapeutics,” “we,” the “Company” and similar designations refer to CRISPR Therapeutics AG and its consolidated subsidiaries. References to our website are inactive textual references only, and the contents of our website are not incorporated by reference into this proxy statement. The Company’s common shares are listed only on The Nasdaq Global Market and are traded under the symbol “CRSP.”

This proxy statement summarizes information about the proposals to be considered at the 2023 Annual General Meeting and other information you may find useful in determining how to vote. The proxy card is the means by which you actually authorize another person to vote your shares in accordance with your instructions. We are making this proxy statement, the related proxy card and our 2022 annual report to shareholders, or the 2022 Annual Report, which includes our Annual Report on Form 10-K for the year ended December 31, 2022, available to shareholders for the first time on or about April 26, 2023.

A copy of our Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the United States Securities and Exchange Commission, or the SEC, on February 21, 2023, except for exhibits, will be furnished without charge to any shareholder upon written or oral request to CRISPR Therapeutics, Inc., 105 West First Street, South Boston, Massachusetts 02127, on the internet at www.proxydocs.com/CRSP, by calling (800) 579-1639, by emailing sendmaterial@ProxyVote.com or by submitting a request over the Internet at www.ProxyVote.com. This proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2022 are also available on the SEC’s website at www.sec.gov.

IMPORTANT INFORMATION ABOUT THE 2023 ANNUAL GENERAL MEETING AND VOTING

Q. Why did I receive these proxy materials?

A. Our Board of Directors has made these materials available to you on the Internet in connection with the solicitation of proxies for use at our 2023 Annual General Meeting to be held on June 8, 2023 at 8:00 a.m. Central European Summer Time (2:00 a.m. Eastern Daylight Time) at the offices of Walder Wyss Ltd., Seefeldstrasse 123, 8008 Zurich, Switzerland. As a holder of common shares, you are invited to the 2023 Annual General Meeting and are requested to vote on the items of business described in this proxy statement. This proxy statement includes information that is designed to assist you in voting your shares and that we are required to provide to you under the U.S. Securities and Exchange Commission, or SEC, rules and applicable Swiss laws. Our common shares are listed only on The Nasdaq Global Market and are traded under the symbol “CRSP.”

Q. Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A. In accordance with the SEC rules, we may furnish proxy materials, including this proxy statement and our 2022 Annual Report, to our shareholders by providing access to such documents on the Internet instead of mailing printed copies. If you would like to receive a paper copy of our proxy materials, you should follow the instructions for requesting such materials in the notice.

Q. What is the purpose of the 2023 Annual General Meeting?

A. At the 2023 Annual General Meeting, shareholders will consider and vote on the following matters:

1.
Approval of the Swiss management report, the consolidated financial statements and the statutory financial statements of the Company for the year ended December 31, 2022 (Proposal 1);
2.
Approval of the appropriation of financial results (Proposal 2);
3.
Discharge of the members of the Board of Directors and the Executive Committee (Proposal 3);
4.
Re-election of nine members to the Board of Directors, including the chairman of the Board of Directors, each for a term extending until the completion of the 2024 annual general meeting of shareholders (Proposals 4.a-4.i);
5.
Election or re-election of the members of the Compensation Committee (Proposals 5.a-5.d);
6.
Approval of the compensation for the Board of Directors and the Executive Committee and non-binding advisory vote on the 2022 Compensation Report (Proposals 6.a-6.f);
7.
Non-binding advisory vote to approve the compensation paid to the Company’s named executive officers under U.S. securities law requirements (Proposal 7);
8.
Approval of a capital band (Proposal 8);
9.
Approval of an increase in the conditional share capital for employee equity plans (Proposal 9);
10.
Approval of an amendment to the CRISPR Therapeutics AG 2018 Stock Option and Incentive Plan (Proposal 10);
11.
Approval of a reduction in the maximum size of the Board of Directors (Proposal 11);
12.
Approval of amendments to the Articles of Association to reflect revised Swiss corporate law and other changes (Proposal 12.a-12.e);
13.
Re-election of the independent voting rights representative (Proposal 13);
14.
Re-election of the auditors (Proposal 14); and
15.
Transact any other business that may properly come before the 2023 Annual General Meeting or any adjournment or postponement thereof (Proposal 15).

Q. Who can vote at the 2023 Annual General Meeting?

A. To be entitled to vote, you must have been a shareholder of record at the close of business on April 17, 2023, the record date for our 2023 Annual General Meeting. As of the record date, there were 78,889,664 common shares outstanding and entitled to vote at the 2023 Annual General Meeting. Our common shares are listed only on The Nasdaq Global Market and are traded under the symbol “CRSP.”

Members of our Board of Directors and our Executive Committee are not allowed to vote on the proposal to discharge the members of the Board of Directors and the Executive Committee from personal liability for the business year ended December 31, 2022.

Q. How many votes do I have?

A. Each common share that you own as of the record date will entitle you to one vote on each matter considered at the 2023 Annual General Meeting. There is no cumulative voting in the election of directors.

Q. How do I vote?

A. If you are the “record holder” of your shares, meaning that your shares are registered in your name in the records of our transfer agent, American Stock Transfer & Trust Company, LLC, and not through a bank, brokerage firm or other nominee, you may vote your shares at the meeting in person or by proxy as follows:

1.
Over the Internet: To vote over the Internet, please go to the following website: www.proxypush.com/crsp, and follow the instructions on that website for submitting your proxy electronically. If you vote over the Internet, you do not need to complete and mail your proxy card. You must specify how you want your shares voted, or your Internet vote cannot be completed and you will receive an error message. You must submit your Internet proxy before 6:00 p.m. Central European Summer Time (12:00 p.m. Eastern Daylight Time), on June 7, 2023, the day before the 2023 Annual General Meeting, for your proxy to be valid and your vote to count.
2.
By Mail: To vote by mail, you must mark, sign and date the proxy card and then mail the proxy card in accordance with the instructions on the proxy card. If you vote by mail, you do not need to vote over the Internet. Broadridge Financial Solutions, Inc. must receive the proxy card not later than 6:00 p.m. Central European Summer Time (12:00 p.m. Eastern Daylight Time), on June 7, 2023, the day before the 2023 Annual General Meeting, for your proxy to be valid and your vote to count. If you return your proxy card but do not specify how you want your shares voted on any particular matter, they will be voted in accordance with the recommendations of our Board of Directors.
3.
In-Person Attendance at the 2023 Annual General Meeting: If you attend the 2023 Annual General Meeting in person, you may deliver your completed proxy card in person or you may vote by completing a ballot, which we will provide to you at the meeting. For admission to the 2023 Annual General Meeting, shareholders and their authorized representatives must bring a valid government-issued photo identification, such as a driver’s license or a passport.

If your shares are held in “street name,” meaning they are held for your account by an intermediary, such as a broker, then you are deemed to be the beneficial owner of your shares, and the broker that actually holds the shares for you is the record holder and is required to vote the shares it holds on your behalf according to your instructions. The proxy materials, as well as voting and revocation instructions, should have been forwarded to you by the broker that holds your shares. In order to vote your shares, you will need to follow the instructions that your broker provides you. Many brokers solicit voting instructions over the Internet or by telephone.

If you do not give instructions to your broker, your broker will still be able to vote your shares with respect to certain “routine” items. The following proposals are considered routine items:

- Proposal No. 1 (approval of the Swiss management report, the consolidated financial statements and statutory financial statements of the Company for the year ended December 31, 2022);

- Proposal No. 2 (approval of the appropriation of financial results);

- Proposal No. 8 (approval of a capital band);

- Proposal No. 12.d (approval of amendments to the Articles of Association to align with the requirements of the revised Swiss corporate law);

- Proposal No. 13 (re-election of the independent voting rights representative); and

- Proposal No. 14 (re-election of the auditors).

Accordingly, your broker may vote your shares in its discretion with respect to these proposals even if you do not give voting instructions.

Although brokers have discretionary authority to vote shares on “routine” matters, they do not have authority to vote shares on “non-routine” matters under applicable stock exchange rules. We believe that the following proposals to be voted on at the 2023 Annual General Meeting will be considered to be “non-routine” under the applicable stock exchange rules and, if you do not give your broker voting instructions on such proposals, your broker may not vote your shares with respect to these matters and your shares will be counted as “broker non-votes” with respect to the proposal. A “broker non-vote” occurs when shares held by a broker are not voted with respect to a particular proposal because the broker does not have or did not exercise discretionary authority to vote on the matter and has not received voting instructions from its clients. As a result, a broker non-vote is neither a vote cast nor a vote represented, respectively.

- Proposal No. 3 (discharge of the members of the Board of Directors and Executive Committee);

- Proposal Nos. 4.a-4.i (re-election of members of the Board of Directors and the Chairman to our Board of Directors);

- Proposal Nos. 5.a-5.d (election or re-election of the members of the Compensation Committee);

- Proposal Nos. 6.a-6.f (approval of the compensation for the Board of Directors and the members of the Executive Committee and non-binding advisory vote on the 2022 Compensation Report);

- Proposal No. 7 (non-binding advisory vote to approve the compensation paid to our named executive officers under U.S. securities law requirements);

- Proposal No. 9 (approval of an increase in the conditional capital for employee equity plans);

- Proposal No. 10 (approval of an amendment to the CRISPR Therapeutics AG 2018 Stock Option and Incentive Plan);

- Proposal No. 11 (approval of a reduction in the maximum size of the Board of Directors); and

- Proposal No. 12.a-12.c and 12.e (approval of amendments to the Articles of Association to reflect revised Swiss corporate law and other changes).

Q. Can I change my vote?

A. If your shares are registered directly in your name, you may revoke your proxy and change your vote before the vote is taken at the 2023 Annual General Meeting. To do so, you must do one of the following:

1.
Vote over the Internet as instructed above. Only your latest Internet vote is counted.
2.
Sign and return a new proxy card. Only your latest dated and timely received proxy card will be counted.
3.
Give our corporate secretary written notice before or at the 2023 Annual General Meeting that you want to revoke your proxy.
4.
Attend the 2023 Annual General Meeting and vote in person as instructed above. Attending the meeting will not alone revoke your Internet vote or proxy card submitted by mail, as the case may be.

If you choose any of the first three methods above, you must take the described action no later than 6:00 p.m. Central European Summer Time (12:00 p.m. Eastern Daylight Time) on June 7, 2023. Once voting on a particular matter is completed at the 2023 Annual General Meeting, you will not be able to revoke your proxy or change your vote. If your shares are held in street name by a broker or other nominee, you must contact that institution to change or revoke your vote in the manner required by such broker or other nominee.

If your shares are held in “street name,” you may submit new voting instructions by contacting your broker or other nominee.

Q. How many shares must be represented to have a quorum and hold the 2023 Annual General Meeting?

A. There is no quorum requirement for the meeting. Under Swiss law, public companies do not have specific quorum requirements for shareholder meetings, and our Articles of Association do not otherwise provide for a quorum requirement.

Q. Who is the independent voting representative for the 2023 Annual General Meeting and how do I get in touch?

A. The independent voting representative for the 2023 Annual General Meeting is lic. iur. Marius Meier, Attorney at Law, Basel, Switzerland. The independent voting representative may be contacted by mail (lic. iur. Marius Meier, Attorney at Law, c/o Bratschi AG, Lange Gasse 15, P.O. Box CH-4002 Basel, Switzerland).

Q. What vote is required to approve each matter and how are votes counted?

A. Each proposal, except proposals 8, 9, 12.a, 12.b, 12.d, and 12.e, requires the affirmative vote of a majority of the share votes cast at the 2023 Annual General Meeting, excluding unmarked, invalid and non-exercisable votes and abstentions. Proposals 8, 9, 12.a, 12.b, 12.d, and 12.e require the affirmative vote of at least two thirds of the represented share votes and the absolute majority of the represented shares par value at the 2023 Annual General Meeting.

Q. How does the Board of Directors recommend that I vote on the proposals?

A. Our Board of Directors recommends that you vote “FOR” each of the proposals.

Q. Are there other matters to be voted on at the 2023 Annual General Meeting?

A. We do not know of any matters that may come before the 2023 Annual General Meeting other than the proposals set forth in this notice. If any other matters are properly presented at the annual general meeting, the persons named in the accompanying proxy intend to vote, or otherwise act, in accordance with their judgment on the matter.

Q. Where can I find the voting results?

A. We plan to announce preliminary voting results at the 2023 Annual General Meeting and will report final voting results in a Current Report on Form 8-K filed with the SEC within four business days following the end of the meeting.

Q. What are the costs of soliciting these proxies?

A. We will bear the cost of soliciting proxies. In addition to solicitation by mail, our directors, officers and employees may solicit proxies by telephone, e-mail, facsimile and in person without additional compensation. We may reimburse brokers or persons holding shares in their names, or in the names of their nominees, for their expenses in sending proxies and proxy material to beneficial owners. We have retained Georgeson LLC to assist in the solicitation of proxies for a fee of approximately $25,600 plus customary costs and expenses for these services.

Q. Whom should I contact if I have any questions?

A. If you have any questions about the 2023 Annual General Meeting or your ownership of our common shares, please contact AJ Silver, our Vice President, Corporate Finance. He may be contacted before June 7, 2023 at 105 West First Street, South Boston, Massachusetts 02127; telephone: +1 617-315-4600. Alternatively, any questions may be directed by e-mail to: secretary@crisprtx.com.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Election of Directors

Our Board of Directors is comprised of one class, with members holding office for one year terms. There are currently nine directors on our Board of Directors (Rodger Novak, M.D., Samarth Kulkarni, Ph.D., Ali Behbahani, M.D., Maria Fardis, Ph.D., H. Edward Fleming, Jr., M.D., Simeon J. George, M.D., John T. Greene, Katherine A. High, M.D. and Douglas A. Treco, Ph.D.), whose terms expire at the 2023 Annual General Meeting, subject to such director’s earlier death, resignation or removal.

Set forth below are the names and certain information for each member and nominee of the Board of Directors, as of March 31, 2023. The information presented includes each director and nominee’s principal occupation and business experience for the past five years, and the names of other public companies of which he or she has served as a director during the past five years. The information presented below regarding the specific experience, qualifications, attributes and skills of each director and nominee led our nominating and corporate governance committee and our Board of Directors to conclude that he or she should serve as a director and be nominated for directorship at the 2023 Annual General Meeting. In addition, we believe that each director and nominee possesses the attributes or characteristics which the nominating and corporate governance committee expects of each director. These attributes and characteristics are further described under “Board of Directors and Corporate Governance—Corporate Governance Matters—Director Nomination Process.” There are no family relationships among any of our directors or executive officers.

Name	Age	Position(s)
Ali Behbahani, M.D. (1a)(1b)(2a)(2b)	46	Director
Maria Fardis, Ph.D. (3b)	55	Director
H. Edward Fleming, Jr., M.D. (3a)(1b)	60	Director
Simeon J. George, M.D. (1a)(1b)	45	Director
John T. Greene (1a)(1b)(3a)(3b)	57	Director
Katherine A. High, M.D. (2a)(2b)	71	Director
Samarth Kulkarni, Ph.D.	44	Chief Executive Officer
Rodger Novak, M.D.	55	Chairman and President
Douglas A. Treco, Ph.D. (2a)(2b)(3a)(3b)	65	Lead Independent Director

(1a) Current member of the Compensation Committee.

(1b) Subject to and following the election of directors at the 2023 Annual General Meeting, will be a member of the Compensation Committee.

(2a) Current member of the Nominating and Corporate Governance Committee.

(2b) Subject to and following the election of directors at the 2023 Annual General Meeting, will be a member of the Nominating and Corporate Governance Committee.

(3a) Current member of the Audit Committee.

(3b) Subject to and following the election of directors at the 2023 Annual General Meeting, will be a member of the Audit Committee.

Nominee for Re-Election as Member and Chairman of the Board of Directors

Rodger Novak, M.D., Co-Founder, Chairman and President: Dr. Novak is a serial entrepreneur, long-time pharmaceutical and biotechnology senior executive. In 2013, Dr. Novak co-founded CRISPR Therapeutics and served as our Chief Executive Officer from 2013 until December 2017. Since December 2017, Dr. Novak has served as our President. In addition, Dr. Novak has served as a director on our Board of Directors since our founding and as Chairman of our Board of Directors since December 2017. In addition to his roles with the Company, Dr. Novak joined SR One Capital Management, LP, or SR One, in November 2020 as a Venture Partner supporting SR One on new company formation and early-stage investment. Prior to CRISPR Therapeutics, Dr. Novak was Global Head Infectious Diseases at Sanofi, a pharmaceutical company, based in Paris, France. Dr. Novak’s responsibilities included discovery, research and development, and late-stage clinical development of anti-infectives, including diseases of the developing world. In early 2006, Rodger co-founded Nabriva Therapeutics, an antibacterial development company in Vienna, Austria, where he served as Chief Operating Officer until May 2012. Nabriva Therapeutics was a spin-out from Sandoz/Novartis, where Dr. Novak worked as Vice-Head of the Antibiotic Research Institute. Dr. Novak received an M.D. from the Philipps University, Marburg, Germany and was a postdoctoral fellow at the Rockefeller University, the Skirball Institute, and St Jude Children’s Research Hospital. In 2001, Dr. Novak was appointed as tenured Professor for Microbiology at the Vienna Biocenter, Austria. Dr. Novak has authored numerous publications, including articles in Nature, Nature Medicine and Molecular Cell and is a co-inventor of five patents. We believe Dr. Novak’s experience in the biopharmaceutical industry qualifies him to serve on our Board of Directors.

Nominees for Re-Election as Member of the Board of Directors

Ali Behbahani, M.D., M.B.A., Director: Dr. Behbahani has served on our Board of Directors since April 2015. Dr. Behbahani joined New Enterprise Associates, Inc., or NEA, in 2007 and is a General Partner on the healthcare team. Dr. Behbahani also has served as a member of the board of directors of Adaptimmune Therapeutics plc (Nasdaq: ADAP), a biopharmaceutical company, since September 2014; Nkarta, Inc. (Nasdaq: NKTX), a biopharmaceutical company, since August 2015 and as chairman since August 2019; Black Diamond Therapeutics, Inc. (Nasdaq: BDTX), a precision oncology company, since December 2018; Monte Rosa Therapeutics, Inc. (Nasdaq: GLUE), a biopharmaceutical company, since April 2020; CVRx, Inc. (Nasdaq: CVRX), a biopharmaceutical company, since July 2013; Minerva Surgical Inc. (Nasdaq: UTRS), a biotechnology company, since May 2011; and Arcellx, Inc. (Nasdaq: ACLX), a biotechnology company, since February 2015. Dr. Behbahani previously served as a member of the board of directors of Nevro Corp., a medical device company, from August 2014 to March 2019; Genocea Biosciences, Inc. (Nasdaq: GNCA), a biopharmaceutical company, from February 2018 to May 2022; and Oyster Point Pharma, Inc. (Nasdaq: OYST), a biopharmaceutical company, from July 2017 to January 2023. Prior to joining NEA, Dr. Behbahani served as a consultant in business development at The Medicines Company, a pharmaceutical company. In addition, Dr. Behbahani formerly served as a Venture Associate at Morgan Stanley and as a Healthcare Investment Banking Analyst at Lehman Brothers. Dr. Behbahani received an M.D. from the University of Pennsylvania School of Medicine, an M.B.A. from the Wharton School of the University of Pennsylvania and a B.S. in Biomedical Engineering, Electrical Engineering and Chemistry from Duke University. We believe Dr. Behbahani’s experience in the biopharmaceutical industry, as well as his experience as a member on the boards of directors of multiple companies in the industry, qualifies him to serve on our Board of Directors.

Maria Fardis, Ph.D., Director: Dr. Fardis has served on our Board of Directors since June 2022. Dr. Fardis has been a venture partner at Frazier Life Sciences since 2021. Dr. Fardis previously served as President and Chief Executive Officer of Iovance Biotherapeutics, Inc. (Nasdaq: IOVA), a biopharmaceutical company, and as a member of its board of directors from June 2016 through June 2021. Dr. Fardis previously served as the Chief Operating Officer of Acerta Pharma B.V., a biopharmaceutical company, from 2015 to 2016. From 2011 to 2014, she was at Pharmacyclics, Inc. and served as Chief of Oncology Operations and Alliances. Prior to joining Pharmacyclics, from 2001 to 2011, Dr. Fardis held increasingly senior positions in Medicinal Chemistry and the project and portfolio management at Gilead Sciences, Inc. Dr. Fardis received her Ph.D. in Organic Chemistry from the University of California, Berkeley and her B.S. summa cum laude, in chemistry from the University of Illinois, Urbana-Champaign. Dr. Fardis holds an M.B.A. from Golden Gate University. We believe Dr. Fardis’ experience as an executive in the life sciences industry, extensive experience in drug development, and strong scientific background qualifies her to serve on our Board of Directors.

H. Edward Fleming, Jr., M.D., Director: Dr. Fleming has served on our Board of Directors since June 2021. Dr. Fleming is the Executive Vice President of Enavate Sciences where he works closely to invest in and build therapeutic companies. In 2022, Dr. Fleming retired as Senior Partner at McKinsey & Company, or McKinsey, from the Silicon Valley Office in Redwood City, California. He was the global leader of McKinsey’s R&D practice where he was responsible for its client service and knowledge development on R&D topics. Dr. Fleming earned his B.A. in Chemistry from Harvard University, his M.D. from Vanderbilt University, and completed internal medicine training at Johns Hopkins Hospital and subspecialty training in pulmonary and critical care medicine at the University of California, San Francisco. Dr. Fleming joined McKinsey in 1997 where he has focused on healthcare, working closely with life sciences, biopharmaceutical, medical device and technology companies of all sizes to improve their performance. Dr. Fleming serves on the Board of Visitors for Vanderbilt’s School of Basic Sciences. We believe Dr. Fleming’s experience in the healthcare industry, including working closely with biopharmaceutical companies on strategy, operational performance and R&D innovation, qualifies him to serve on our Board of Directors.

Simeon J. George, M.D., Director: Dr. George has served on our Board of Directors since April 2015. Dr. George is the Chief Executive Officer of SR One Capital Management, LP, a transatlantic biotech venture capital firm, where he has been employed since September 2020. Previously, Dr. George was the Chief Executive Officer and President of S.R. One, Limited, now called GSK Equity Investments, Limited, an indirect, wholly-owned subsidiary of GlaxoSmithKline plc, where he had been employed since 2007. Dr. George also has served as a director of Nkarta, Inc. (Nasdaq: NKTX), a biopharmaceutical company, since February 2020 (and previously from July 2015 to September 2017) and Design Therapeutics, Inc. (Nasdaq: DSGN), a biopharmaceutical company, since February 2020. In addition, Dr. George previously served as a director on the boards of additional biotechnology companies, including Principia Biopharma Inc., a biopharmaceutical company, from February 2011 to September 2020; Progyny, Inc. (Nasdaq: PGNY), a benefits management company, from May 2012 to October 2019; and Turning Point Therapeutics, Inc. (Nasdaq: TPTX), a biopharmaceutical company, from May 2017 to August 2022. Dr. George also served as a consultant at Bain & Company from October 2006 to August 2007. Dr. George received an M.D. from the University of Pennsylvania School of Medicine, an M.B.A. from the Wharton School of the University of Pennsylvania, and a B.A. in Neuroscience from Johns Hopkins University. We believe Dr. George’s experience in the biopharmaceutical industry, as well as his experience as a member on the boards of directors of multiple companies in the industry, qualifies him to serve on our Board of Directors.

John T. Greene, Director: Mr. Greene has served on our Board of Directors since June 2019. Since September 2019, Mr. Greene has served as Executive Vice President and Chief Financial Officer of Discover Financial Services (NYSE: DFS). From November 2016 to April 2018, Mr. Greene served as Executive Vice President, Chief Financial Officer and Treasurer of Bioverativ, Inc., a global biopharmaceutical company. Prior to joining Bioverativ, Mr. Greene was the Chief Financial Officer of Willis Group Holdings, risk advisory, insurance and reinsurance brokerage company, from June 2014 until January 2016. Before joining Willis Group, Mr. Greene held senior executive roles at HSBC, the global financial services company, for eight years, including Chief Financial Officer for Retail Bank and Wealth Management business. Prior to HSBC, Mr. Greene worked for 12 years in various roles at General Electric Company. Mr. Greene has an undergraduate degree from the State University of New York, and an M.B.A. from Northwestern University’s Kellogg School of Management. We believe Mr. Greene’s experience in the biotechnology industry, as well as his experience as an executive at several large companies in other business sectors, qualifies him to serve on our Board of Directors.

Katherine A. High, M.D., Director: Dr. High has served on our Board of Directors since June 2019. Since January 2023, Dr. High has been serving as a Visiting Professor at Rockefeller University in New York. From January 2021 until December 2022, Dr. High served as the President, Therapeutics of Asklepios BioPharmaceutical, Inc., or AskBio, a subsidiary of Bayer AG, and as a member of AskBio’s board of directors. Previously, Dr. High co-founded Spark Therapeutics, Inc. and from September 2014 to December 2019, she served as its President and as a member of its board of directors and served as its Head of Research & Development from September 2017 to February 2020. Dr. High also has served as a director of Incyte Corporation (Nasdaq: INCY), a biopharmaceutical company, since March 2020. From 2004 to 2014, Dr. High was a Professor at the Perelman School of Medicine at the University of Pennsylvania, an Investigator at Howard Hughes Medical Institute and the Director of the Center for Cellular and Molecular Therapeutics at the Children’s Hospital of Philadelphia. She completed a five-year term from 2000 to 2005 on the U.S. Food and Drug Administration Advisory Committee on Cell, Tissue and Gene Therapies and is a past president of the American Society of Gene & Cell Therapy. Dr. High holds an A.B. in chemistry from Harvard University, an M.D. from the University of North Carolina School of Medicine, a business certification from the University of North Carolina Business School Management Institute for Hospital Administrators and an honorary M.A. from The University of Pennsylvania. We believe Dr. High’s experience as an executive and scientific leader in the life sciences industry qualifies her to serve on our Board of Directors.

Samarth Kulkarni, Ph.D., Chief Executive Officer and Director: Dr. Kulkarni has served as our Chief Executive Officer since December 2017 and a member of our Board of Directors since June 2018. Previous to that, Dr. Kulkarni served as our President and Chief Business Officer. Dr. Kulkarni has more than 15 years of experience in the Biopharmaceutical industry, driving strategy and innovation, and bringing transformative medicines to patients. Prior to joining our company, Dr. Kulkarni was at McKinsey & Company from 2006 to 2015, with various titles, his most recent being Partner within the Pharmaceuticals and Biotechnology practice. Dr. Kulkarni also currently serves as a member of the board of directors of Repare Therapeutics Inc. (Nasdaq: RPTX), a precision oncology company, Black Diamond Therapeutics, Inc. (Nasdaq: BDTX), a precision oncology company, and Centessa Pharmaceuticals plc (Nasdaq: CNTA), a biotechnology company. Dr. Kulkarni received a Ph.D. in Bioengineering and Nanotechnology from the University of Washington and a B. Tech. from the Indian Institute of Technology. Dr. Kulkarni has authored several publications in leading scientific and business journals, and has received several industry honors. We believe Dr. Kulkarni’s experience as our Chief Executive Officer, his previous experience as our President and Chief Business Officer, and his experience in the biopharmaceutical industry, qualifies him to serve on our Board of Directors.

Douglas A. Treco, Ph.D., Lead Independent Director: Dr. Treco has served on our Board of Directors since June 2020 and as our Lead Independent Director since December 2021. Since April 2023, Dr. Treco has served as Chief Executive Officer and Chairman of Inozyme Pharma (Nasdaq: INZY), a biopharmaceutical company, and has served as Chairman of the board of directors of Inozyme since May 2020. He has been a scientific advisor to Lightstone Ventures since November 2020. Previously, Dr. Treco co-founded Ra Pharmaceuticals, Inc., a biopharmaceutical company, in 2008, which was acquired by UCB S.A. in April 2020. He served as its President and Chief Executive Officer and as a member of its board of directors from its inception in 2008 through July 2020. From April 2021 to

April 2022, Dr. Treco served as Chief Executive Officer of Alchemab Therapeutics (London, England) and as a member of its board of directors, and he was an entrepreneur-in-residence with Morgenthaler Ventures between January 2008 and May 2014. In 1988, he co-founded Transkaryotic Therapies Inc., a biopharmaceutical company, which was acquired in 2005 by Shire Pharmaceuticals Group plc. Dr. Treco was a visiting scientist in the Department of Molecular Biology at Massachusetts General Hospital and a lecturer in genetics at Harvard Medical School from 2004 to 2007. Dr. Treco received his Ph.D. in biochemistry and molecular biology from the State University of New York, Stony Brook, and performed postdoctoral studies at the Salk Institute for Biological Studies and Massachusetts General Hospital. We believe Dr. Treco’s experience as an executive and scientific leader in the life sciences industry, in particular, his unique focus on rare disease, gene targeting, and gene therapy, qualifies him to serve on our Board of Directors.

Corporate Governance Matters

Our Board of Directors believes that good corporate governance is important to ensure that our company is managed for the long-term benefit of shareholders. This section describes key corporate governance guidelines and practices that our Board of Directors has adopted. Complete copies of our Articles of Association, our Organizational Rules, corporate governance guidelines, committee charters for each of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, Charter of the Lead Independent Director, and Code of Business Conduct and Ethics are available on the “Investors—Corporate Governance” section of our website, which is located at http://ir.crisprtx.com/gov-highlights. Alternatively, you can request a copy of any of these documents by writing us at CRISPR Therapeutics, Inc., 105 West First Street, South Boston, Massachusetts 02127, Attention: Investor Relations.

Code of Business Conduct and Ethics

Our Board of Directors has adopted a Code of Business Conduct and Ethics, or the Code of Conduct, that is applicable to all of our employees, executive officers and directors, which is available on the “Investors—Corporate Governance” section of our website, which is located at http://ir.crisprtx.com/gov-highlights. The Audit Committee of our Board of Directors is responsible for overseeing the Code of Conduct. Approval of the Audit Committee is required for any waivers of the Code of Conduct for employees, executive officers and directors. Any amendments to the Code of Conduct, or any waivers of its requirements, will be disclosed on our website.

Board Leadership Structure and Risk Oversight

Board Leadership Structure

As a general policy, our Board of Directors believes that separation of the positions of chairman and chief executive officer reinforces the independence of the Board of Directors from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of the Board of Directors as a whole. Accordingly, we currently separate the roles of chief executive officer and chairman of the Board of Directors, with Dr. Kulkarni serving as our chief executive officer and Dr. Novak serving as chairman of the Board of Directors. As chief executive officer, Dr. Kulkarni is responsible for managing our executive leadership team and, together with that team, setting the strategic direction for our company and the day-to-day leadership and performance of our company, while the chairman of the Board of Directors presides over meetings of the Board of Directors, including executive sessions, and performs oversight responsibilities.

In addition, recognizing the equal importance of effective independent oversight of the Board of Directors, at the recommendation of the Nominating and Corporate Governance Committee and in accordance with section 3.2 of the Organizational Rules of the Company, the Board of Directors has created the role of Lead Independent Director to facilitate a comprehensive plan of corporate governance. The independent members of the Board have designated Dr. Treco to serve as Lead Independent Director. Members of the Board of Directors annually elect an independent non-employee director to serve as the Lead Independent Director of the Board of Directors, whose leadership responsibilities include, among others:

•
presiding at all meetings of the Board of Directors at which the chairperson of the Board of Directors is not present, including all executive sessions of independent and non-employee directors;

•
being consulted in connection with meeting agenda items and, as appropriate, facilitating the Board of Directors’ input on such items and its approval of the number and frequency of meetings to ensure there is sufficient time for discussion of all agenda items, and approving of and advising the chairperson of the Board of Directors on the quality, quantity and timeliness of information provided to members of the Board of Directors;
•
serving as the principal liaison between the chairperson of the Board of Directors and the independent and non-employee directors;
•
facilitating the retention of outside advisors and consultants who report directly to the Board of Directors on board-wide issues;
•
calling meetings of the independent and non-employee directors and ensuring that the independent and non-employee directors have adequate resources to support their decision-making and effectively and responsibly perform their duties, and adequate opportunities to discuss issues in meetings without management present; and
•
engaging with shareholders, as appropriate.

In addition, our Board of Directors has three standing committees that currently consist of, and are chaired by, independent directors. Our Board of Directors delegates substantial responsibilities to the committees, which then report their activities and actions back to the full Board of Directors. We believe that the independent committees of our Board of Directors and their chairpersons promote effective independent governance. We believe this structure represents an appropriate allocation of roles and responsibilities for our company at this time because it strikes an effective balance between management and independent leadership participation in our Board of Directors proceedings.

Risk Oversight

Our Board of Directors oversees the management of risks inherent in the operation of our business and the implementation of our business strategies. Our Board of Directors performs its oversight role by using several different levels of review. In connection with its reviews of the operations and corporate functions of our company, our Board of Directors addresses the primary risks associated with those operations and corporate functions. In addition, our Board of Directors reviews the risks associated with our company’s business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies.

Each committee of our Board of Directors also oversees the management of our company’s risk that falls within the committee’s areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors. Our chief executive officer reports to the Audit Committee and Board of Directors and is responsible for identifying, evaluating and implementing risk management controls and methodologies to address any identified risks. In connection with its risk management role, our Audit Committee meets privately with representatives from our independent registered public accounting firm and our chief executive officer. The Audit Committee oversees the operation of our risk management program, including the identification of the primary risks associated with our business and periodic updates to such risks, and reports to our Board of Directors regarding these activities. The Audit Committee is also responsible for oversight of the internal audit and compliance functions, as well as our company's information security and technology risks, which includes our cybersecurity and related risk management programs.

Board of Directors Meetings and Attendance

Our Board of Directors held five formal meetings during 2022. During 2022, each of the directors then in office attended at least 75% of the aggregate of the number of Board of Directors meetings and the number of meetings held by all committees of the Board of Directors on which such director then served.

Although we do not have a formal policy regarding attendance by members of our Board of Directors at our annual general meeting of shareholders, we encourage all of our directors to attend. All members of our board of directors who were then directors attended our 2022 annual general meeting of shareholders.

Board of Directors Diversity Matrix

Our common shares are listed only on The Nasdaq Global Market. The following Board of Directors Diversity Matrix presents our Board of Directors diversity statistics in accordance with Nasdaq Rule 5606, as self-disclosed by our directors. Our Board of Directors satisfies the minimum objectives of Nasdaq Rule 5605(f)(3) by having at least one director who identifies as female and at least one director who identifies as a member of an Underrepresented Minority (as defined by Nasdaq Rules). In addition, we note that one of our directors also identifies as Middle Eastern. As we pursue future recruitment efforts for our Board of Directors, our Nominating and Corporate Governance Committee will continue to seek out candidates who can contribute to the diversity of views and perspectives of the Board of Directors. This includes seeking out individuals of diverse ethnicities, a balance in terms of gender, and individuals with diverse perspectives informed by other personal and professional experiences. For more information on our director nomination process, please see “Board of Directors and Corporate Governance—Corporate Governance Matters—Director Nomination Process” below.

Board Diversity Matrix (As of March 31, 2023)
Total Number of Directors	9
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	7	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	3	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	4	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	1	—	—	—
Part III: Supplemental Self-Identification	—	—	—	—
Middle Eastern	—	1	—	—

Board of Directors Determination of Independence

Since our common shares are listed only on The Nasdaq Global Market, we are subject to the listing standards of Nasdaq. Rule 5605 of the Nasdaq Listing Rules requires a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, the Nasdaq Listing Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act, and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under Rule 5605(a)(2) of the Nasdaq Listing Rules, a director will only qualify as an “independent director” if, in the opinion of our Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the Board of Directors, or any other committee of the Board of Directors, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the Board of Directors must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (1) the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director; and (2) whether the director is affiliated with the company or any of its subsidiaries or affiliates.

Our Board of Directors has undertaken a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that the following members of the Board of Directors: Ali Behbahani, M.D., Maria Fardis, Ph.D., H. Edward Fleming, Jr., M.D., Simeon J. George, M.D., John T. Greene, Katherine A. High, M.D., and Douglas A. Treco, Ph.D. do not have any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these non-employee directors is “independent” as that term is defined under the applicable rules and regulations of the SEC, and the listing requirements and rules of the Nasdaq Listing Rules. In making this determination, our Board of Directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our common shares by each non-employee director.

Communicating with the Independent Directors

Our Board of Directors will give appropriate attention to written communications that are submitted by shareholders, and will respond if and as appropriate. The Chairman of the Board of Directors is primarily responsible for monitoring communications from shareholders and for providing copies or summaries to the other directors as he considers appropriate. In addition, the Lead Independent Director may also engage with shareholders, as appropriate.

Shareholders who wish to send communications on any topic to our Board of Directors should address such communications to CRISPR Therapeutics AG, Baarerstrasse 14, 6300 Zug, Switzerland, Attn: General Counsel and Secretary, telephone +41 (0)41 561 32 77 and CRISPR Therapeutics, Inc., 105 West First Street, South Boston, Massachusetts 02127, Attn: General Counsel and Secretary, telephone: +1 617 315-4600.

Committees of the Board of Directors

We have established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Each of these committees operates under a charter that has been approved by our Board of Directors. A copy of each committee’s charter can be found under the “Investors—Corporate Governance” section of our website, which is located at http://ir.crisprtx.com/gov-highlights.

Audit Committee

Our Audit Committee currently consists of H. Edward Fleming, Jr., M.D., John T. Greene and Douglas A. Treco, Ph.D., and subject to and following the election of directors at the 2023 Annual General Meeting, will consist of Maria Fardis, Ph.D., John T. Greene and Douglas A. Treco, Ph.D. Our Board of Directors has determined that each member and prospective member of our Audit Committee is independent under the Nasdaq listing standards and Rule 10A-3(b)(1) of the Exchange Act. The chair of our Audit Committee is Mr. Greene, and if Mr. Greene is re-elected to the Board of Directors at the 2023 Annual General Meeting, Mr. Greene will continue serving as the chair of our Audit Committee. Our Board of Directors has determined that Mr. Greene is an “Audit Committee financial expert” within the meaning of SEC regulations. Our Board of Directors has also determined that each member and prospective member of our Audit Committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, the Board of Directors has examined each Audit Committee member’s and prospective member’s scope of experience and the nature of such individual’s employment in the corporate finance sector. The Audit Committee held four formal meetings during 2022.

The Audit Committee has the responsibility to, among other things:

•
review and assess the qualifications, independence and performance of the independent auditor;
•
review the scope of the prospective audit by the independent auditor, the estimated fees, and any other matters pertaining to the audit;
•
approve any audit and non-audit services proposed to be provided by the independent auditor to ensure independent auditor independence;
•
review and assess the independent auditor’s report, management letters and take notice of all comments of the independent auditor on accounting procedures and systems of control, and review the independent auditor’s reports with management;

•
be responsible for the resolution of disagreements between the management and the independent auditor regarding financial reporting;
•
review and evaluate the lead audit partner of the independent audit team and confirm and evaluate their rotation;
•
review, discuss with the chief financial officer and the independent auditor and recommend that our Board of Directors approve (i) the quarterly financial statements, (ii) reports and releases intended for publication and (iii) any other financial statements intended for publication to consider significant financial reporting issues and judgments made in connection with the preparation of our financial statements, including any significant changes in our selection or application of accounting principles;
•
review with the management and the independent auditor in separate meetings any analysis or other written communication prepared by the management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including critical accounting policies, the effect of regulatory and accounting initiatives, as well as off-balance sheet transactions and structures on our financial statements;
•
review and recommend that our Board of Directors approve our quarterly financial statements for the first three quarters of each calendar year and the corresponding financial results releases;
•
review in cooperation with the independent auditor and the management whether the accounting principles applied are appropriate in view of our size and complexity;
•
periodically review our policies and procedures for risk management and assess the effectiveness thereof including discussing with management our major financial risk exposures and the steps that have been taken to monitor and control such exposures, as well as cybersecurity risks;
•
discuss with management and external advisors any legal matters that may have a material impact on our financial statements and any material reports or inquiries from regulatory or governmental agencies which could materially impact our contingent liabilities and risks;
•
review our disclosure controls and procedures and internal control over financial reporting including significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting; recommend, based upon its review and discussions with management and the independent registered public accounting firm, whether our audited financial statements shall be included in our Annual Report on Form 10-K;
•
prepare the Audit Committee report required by the rules of the SEC to be included in our annual proxy statement;
•
establish procedures for the receipt, retention and treatment of complaints received regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;
•
approve any related person transaction in accordance with our related person transaction policy and inform the Board of Directors about the decision of the Audit Committee; and
•
approve any activities in connection with legal actions, litigations or other official proceedings and inform the Board of Directors about any ongoing activities related to legal actions.

Compensation Committee

Our Compensation Committee currently consists of Ali Behbahani, M.D., Simeon J. George, M.D. and John T. Greene and, subject to and following the election of directors at the 2023 Annual General Meeting, will consist of Ali Behbahani, M.D., H. Edward Fleming, Jr., M.D., Simeon J. George, M.D. and John T. Greene. Our Board of Directors has determined that each member and prospective member of our Compensation Committee is independent under the Nasdaq listing standards, is an outside director within the definition of Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended, or the Code, and is a “non-employee director” for purposes of Rule 16b-3 promulgated by the SEC, and Rule 10C-1(b)(1) of the Exchange Act. The chair of our Compensation Committee is Dr. George, and if Dr. George is re-elected to the Board of Directors at the 2023 Annual General Meeting, Dr. George will continue serving as the chair of our Compensation Committee. The Compensation Committee held four formal meetings during 2022.

Our Compensation Committee has the responsibility to, among other things:

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review and recommend that our Board of Directors approve the compensation of our executive officers;
•
review and recommend to our Board of Directors the compensation of our directors;
•
review and recommend that our Board of Directors approve the terms of compensatory arrangements with our executive officers;
•
review management succession plans;
•
administer our share and equity incentive plans;
•
select independent compensation consultants and assess whether there are any conflicts of interest with any of the committee’s compensation advisers;
•
review and approve, or recommend that our Board of Directors approve, incentive compensation and equity plans, and any other compensatory arrangements for our executive officers and other senior management, as appropriate;
•
review and establish general policies relating to compensation and benefits of our employees and reviewing our overall compensation philosophy; reviewing and discussing with management the compensation discussion and analysis to be included in our annual proxy statement or Annual Report on Form 10-K;
•
annually review corporate goals and objectives relevant to the compensation of our chief executive officer and our other executive officers;
•
evaluate the performance of our chief executive officer and our other executive officers in light of such corporate goals and objectives and make recommendations to the Board of Directors for approval of the compensation of our chief executive officer and our other executive officers based on such evaluation;
•
review and approve the compensation of all members of our senior management (other than the executive officers), including with respect to any incentive-compensation plans and equity-based plans;
•
review and establish our overall management compensation, philosophy and policy as appropriate for the Company and to provide incentives that further the Company’s long-term strategic plan and are consistent with the culture of the Company and the overall goal of enhancing shareholder value;
•
oversee and administer our compensation and similar plans; and
•
review and make such recommendations to the Board of Directors as deemed advisable with regard to our policies and procedures for the grant of equity-based awards by the Company.

Compensation Committee Interlocks and Insider Participation

Ali Behbahani, M.D., Simeon J. George, M.D. and John T. Greene served as members of our Compensation Committee during the fiscal year ended December 31, 2022. None of the members of our Compensation Committee is currently, or has been at any time, one of our officers or employees. None of our executive officers currently serves, or has served during the last year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee, or the Nominating Committee, currently consists of Ali Behbahani, M.D., Katherine A. High, M.D. and Douglas A. Treco, Ph.D., and, subject to and following the election of directors at the 2023 Annual General Meeting, each will continue serving as a member of our Nominating Committee. Our Board of Directors has determined that each member of the Nominating Committee is independent under the Nasdaq listing standards. The current chair of our Nominating Committee is Dr. Treco, and if Dr. Treco is re-elected to the Board of Directors at the 2023 Annual General Meeting, Dr. Treco will continue serving as the chair of our Nominating Committee. The Nominating Committee did not hold any formal meetings during 2022.

The Nominating Committee has the responsibility to, among other things:

•
identify, evaluate and select, or recommend that our Board of Directors approve, nominees for election to our Board of Directors;
•
evaluate the performance of our Board of Directors and of individual directors;
•
consider and make recommendations to our Board of Directors regarding the composition of the committees of the Board of Directors;
•
review developments in corporate governance practices evaluate the adequacy of our corporate governance practices and reporting;
•
develop and make recommendations to our Board of Directors regarding corporate governance practices, guidelines and matters; and
•
oversee an annual evaluation of the Board of Directors’ performance.

Director Nomination Process

The process followed by our Nominating Committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Nominating Committee and our Board of Directors.

Criteria and Diversity

In considering whether to recommend to our Board of Directors any particular candidate for inclusion in our Board of Directors’ slate of recommended director nominees, including candidates recommended by shareholders, the Nominating Committee applies the criteria set forth in our corporate governance guidelines. These criteria include the candidate’s experience at a strategic or policymaking level in a business, government, non-profit or academic organization of high standing, accomplishments in the candidate’s respective field, the candidate’s reputation for high ethical and moral standards, the candidate’s time and ability to devote to the affairs of the company, and to the extent applicable, the candidates history of actively contributing to any boards of directors on which the candidate has previously served.

The director biographies set forth in this proxy statement indicate each nominee’s experience, qualifications, attributes and skills that led our Nominating Committee and our Board of Directors to conclude he or she should continue to serve as a director. Our Nominating Committee and our Board of Directors believe that each of the nominees has the individual attributes and characteristics required of each of our directors, and the nominees as a group possess the skill sets and specific experience desired of our Board of Directors as a whole.

We do not have a policy (formal or informal) with respect to diversity, but we believe that our Board of Directors, taken as a whole, should embody a diverse set of skills, experiences and backgrounds. In this regard, our Nominating Committee and our Board of Directors also take into consideration the diversity (with respect to gender, race and national origin) of our board members but do not make any particular weighting of diversity or any other characteristic in evaluating nominees and directors. Our Nominating Committee’s and our Board of Directors’ priority in selecting board members is identification of persons who will further the interests of our shareholders.

Shareholder Nominations

Under the revised Swiss corporate law, one or more registered shareholders who together represent shares representing at least (i) 0.5 percent of the share capital or (ii) 0.5 percent of the voting rights may demand that an item be placed on the agenda of a meeting of shareholders. You may also contact the General Counsel and Secretary of the Company at secretary@crisprtx.com to request a copy of the relevant provisions of our Articles of Association.

Nominations of director candidates by registered shareholders must follow the rules for shareholder proposals described under “Other Matters—Shareholder Proposals and Directors Nominations.” Assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating Committee will evaluate shareholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. If the Board of Directors determines to nominate a shareholder-recommended candidate and recommends his or her election, then his or her name will be included in our proxy card for the next annual general meeting.

Our Corporate Responsibility Efforts

We are dedicated to conducting business with the highest standards of corporate responsibility. Our culture is built around our core way of working: collaborative, undaunted, entrepreneurial, and results-oriented. Our goal is to build a culture of diverse and passionate people striving to positively impact patients, our communities, and broader society.

We focus on the following areas:

•
Diversity, Equity, and Inclusion: a commitment to equitable workplaces and operations. We believe that a diverse, equitable, and inclusive workplace allows us to best fulfill our mission. We are committed to continuing our efforts to increase diversity throughout our company and foster an inclusive work environment that supports our employees and the communities we serve. We have established a Diversity, Equity and Inclusion Committee that is working to amplify this focus. In all the countries in which we operate, it is our policy to fully comply with all applicable laws regarding discrimination in the workplace. We are committed to recruiting the best people for the job regardless of gender, race, ethnicity, age, disability, sexual orientation, gender identity, cultural background, or religious belief.
•
Nurturing Employee Talent: a commitment to the long-term growth of our employees. We believe our employees are critical to our success. We foster a strong relationship with and among our employees with ongoing efforts such as employee surveys, training and development programs, and other programs, including skill development courses, manager training, leadership development opportunities, tuition reimbursement and robust online course training libraries for reference on a myriad of development topics. We also support cross-functional career development pathways, in addition to traditional promotions within functions in the organization. Our facilities are designed with innovative collaboration spaces to foster an inclusive culture where employees can safely work together, make an impact, and further develop skills.
•
Serving Patient Communities: a commitment to thoughtful research and patient engagement. Our goal is to foster ongoing relationships with patient communities and organizations based on transparency, compassion, and respect. We also support various patient advocacy groups that provide critical community programs, as well as sponsor and engage in education initiatives that create informed and empowered patient communities.
•
Community Engagement: a commitment to our local and global communities. We actively support the well-being of the communities in which we operate through support of various initiatives, including participation in employee volunteer days and annual fundraising walks. Our community engagement goal is to support and connect people working for a healthier future.
•
Environmental Responsibility: a commitment to stewardship of natural resources. Our facilities are designed to maximize interior daylight and we maintain energy efficient research facilities and offices. For example, LEED design standards are incorporated into our manufacturing and office buildings. Additionally, our facilities are designed to be adaptable and flexible to respond to future needs. We encourage our employees to practice environmental sustainability and energy efficiency at our offices and laboratories in Switzerland, the United States, and around the world.
•
Good Governance: a commitment to corporate governance practices that reflect our aspirations. Our Board of Directors believes that good corporate governance is important to ensure that our company is managed for the long-term benefit of various stakeholders.

For more information about our corporate responsibility efforts, please refer to the Corporate Responsibility section of our website at http://www.crisprtx.com/about-us/corporate-responsibility. These materials and our website are not incorporated by reference herein, and are not part of this proxy statement.

Policies and Procedures for Related Person Transactions

Our Board of Directors has adopted a written related person transaction policy to set forth policies and procedures for the review and approval or ratification of related person transactions. This policy covers any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant and any director or executive officer, director nominee, holder of 5% or more of any class of our voting securities or any member of the immediate family of or entities affiliated with any of the foregoing had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. Any such transaction must be presented to our Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee is to consider the relevant facts and circumstances available and deemed relevant to the Audit Committee, including, but not limited to, the extent of the related party’s interest in the transaction, and whether the transaction is on terms no less favorable to us than terms we could have generally obtained from an unaffiliated third party under the same or similar circumstances.

Related Person Transaction

Other than the compensation arrangements for our named executive officers and directors, which are described elsewhere in the “Executive Compensation” and “Director Compensation” sections of this proxy statement, we did not enter into any related party transactions in 2022.

EXECUTIVE OFFICERS

Certain information regarding our executive officers who are not also directors, as of March 31, 2023, is set forth below.

Name	Age	Position(s)
James R. Kasinger	51	General Counsel and Secretary
Phuong Khanh Morrow, M.D. FACP	49	Chief Medical Officer
Raju Prasad, Ph.D.	39	Chief Financial Officer

James R. Kasinger, General Counsel and Secretary: Mr. Kasinger has served as our General Counsel and Secretary since May 2017. Prior to joining our company, Mr. Kasinger served as the General Counsel and Secretary of Moderna, Inc., a biotechnology company, from April 2014 to May 2017. Prior to these roles, Mr. Kasinger was a partner at Goodwin Procter LLP, where he represented life sciences, technology and other high-growth companies. Mr. Kasinger started his legal career at Testa, Hurwitz & Thibeault. Mr. Kasinger holds a J.D. from Boston College Law School and a B.A. from Wheaton College.

Phuong Khanh Morrow, M.D., FACP, Chief Medical Officer: Dr. Morrow has served as our Chief Medical Officer since May 2022. Prior to joining our company, Dr. Morrow served as Vice President and Global Therapeutic Area Head of Hematology, GI Oncology, GU Oncology, and Bone Diseases at Amgen, from March 2012 to May 2022, where she was responsible for guiding and accelerating late development activities addressing numerous hematology and oncology programs, including those addressing acute lymphoblastic leukemia, multiple myeloma, gastric cancer, lung cancer, colon cancer, growth factor support, and others. In addition, Dr. Morrow was appointed by the U.S. Food and Drug Administration to be the industry representative to the Oncology Drug Advisory Committee (ODAC) for a four-year term, ending in 2019. Prior to joining Amgen, from June 2006 through February 2012, Dr. Morrow was Assistant Professor in the Department of Breast Medical Oncology at the University of Texas MD Anderson Cancer Center, where she co-led the development of the first multidisciplinary breast cancer survivorship clinic at MD Anderson and served as the principal investigator of multiple drug studies. Dr. Morrow received an M.D. from the University of Texas Medical School at Houston, with honors, and she completed her Internal Medicine Residency at Baylor College of Medicine. Dr. Morrow completed her Hematology/Oncology Fellowship at the University of Texas MD Anderson Cancer Center, where she also served as a Chief Fellow. Dr. Morrow received a B.S. in Pharmacy from the University of Houston in 1994.

Raju Prasad, Ph.D., Chief Financial Officer: Dr. Prasad has served as our Chief Financial Officer since March 14, 2023. Prior to joining our company, Dr. Prasad served in various roles at William Blair & Company from March 2014 to March 2023, most recently as a Partner since January 2021. While at William Blair, Dr. Prasad was a senior biotechnology analyst covering small-cap, mid-cap and large-cap companies. He led the firms’ initiative on launching coverage in the areas of cell therapy, gene therapy, and gene editing. Dr. Prasad previously worked as a research associate with the University of North Carolina at Chapel Hill’s Gillings School of Global Public Health and as an independent consultant with the U.S. Environmental Protection Agency. He also serves on the advisory board of Portal Innovations, a life sciences venture development engine. Dr. Prasad has a B.A. in cell biology and neuroscience from Rutgers University, an M.S. in exercise physiology from the University of Delaware, and a Ph.D. in environmental sciences and engineering from the University of North Carolina at Chapel Hill with a focus in genetic toxicology and mutagenesis. Dr. Prasad has authored several publications in scientific journals and is the author of Building Breakthroughs: On the Frontier of Medical Innovation.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This section describes our executive compensation program and the 2022 compensation for our named executive officers, or NEOs. This section should be read with the compensation tables and related disclosures for our NEOs.

Our NEOs for the fiscal year ended December 31, 2022 were as follows:

•
Samarth Kulkarni, Ph.D., our Chief Executive Officer, or CEO;
•
Rodger Novak, M.D., our President;
•
Brendan Smith, our former Chief Financial Officer, who ceased serving as our Chief Financial Officer on March 13, 2023;
•
James R. Kasinger, our General Counsel and Corporate Secretary;
•
Lawrence O. Klein, Ph.D., our former Chief Operating Officer, who ceased serving as our Chief Operating Officer on October 27, 2022; and
•
Phuong Khanh Morrow, M.D. FACP, our Chief Medical Officer, whose employment began with us on May 23, 2022.

Arrangements with Dr. Novak

Dr. Novak has served as our President and Chairman of the Board of Directors since 2017. In December 2019, we and Dr. Novak terminated his employment relationship and we entered into a Mandate Agreement with Oriolus Consulting LLC, an affiliate of, and on behalf of, Dr. Novak. Since January 2020, under the Mandate Agreement, Dr. Novak has continued to provide services, on a part-time basis, as our President and Chairman of the Board of Directors.

Pursuant to the terms of the Mandate Agreement, Dr. Novak is entitled to receive annual compensation in an amount equivalent to $190,000, payable in Swiss francs, plus an additional amount for the related value-added-tax. Dr. Novak is not eligible to receive compensation pursuant to our executive compensation program, including but not limited to, an annual cash bonus, annual equity awards, or other employee benefits described below. In addition, Dr. Novak is not eligible to receive compensation pursuant to our non-employee director compensation policy.

Dr. Novak’s outstanding unvested equity awards granted by us to, and held by, Dr. Novak as of January 1, 2020, have continued to vest in accordance with Dr. Novak’s terminated Employment Agreement and the Termination Agreement, and will continue to vest for so long as Dr. Novak provides services as our President or in such other officer position as is approved by our Board of Directors.

For fiscal year 2022, Dr. Novak did not receive any compensation from us other than the annual compensation payable pursuant to his Mandate Agreement and continued vesting of his unvested equity awards as described above. Accordingly, unless specifically identified, the discussion below regarding our executive compensation program for our NEOs excludes Dr. Novak.

Management Changes Since the End of our Last Completed Fiscal Year

On March 14, 2023, Raju Prasad, Ph.D. was appointed our Chief Financial Officer, succeeding Brendan Smith, who resigned as our Chief Financial Officer as of the close of business on March 13, 2023. Mr. Smith remained an employee of our wholly-owned subsidiary, CRISPR Therapeutics, Inc. through March 31, 2023.

Executive Summary

We are a leading gene editing company focused on the development of CRISPR/Cas9-based therapeutics. CRISPR/Cas9 stands for Clustered Regularly Interspaced Short Palindromic Repeats (CRISPR)/CRISPR-associated protein 9 (Cas9) and is a revolutionary technology for gene editing, the process of precisely altering specific sequences of genomic DNA. We aim to apply this technology to disrupt, delete, correct and insert genes to treat genetically-defined diseases and to engineer advanced cellular therapies. We believe that our scientific expertise, together with our gene-editing approach, may enable an entirely new class of highly effective and potentially curative therapies for patients with both rare and common diseases for whom current biopharmaceutical approaches have had limited success. We have established a portfolio of therapeutic programs in a broad range of disease areas across four core franchises: hemoglobinopathies, immuno-oncology, regenerative medicine and in vivo approaches. Our most advanced programs target the genetically defined diseases transfusion-dependent beta thalassemia, or TDT, and severe sickle cell disease, or SCD, two hemoglobinopathies with high unmet medical need. We are also progressing several gene-edited allogeneic cell therapy programs, including allogeneic chimeric antigen receptor T cell, or CAR T, candidates for the treatment of hematological and solid tumor cancers, and investigational, allogeneic, gene-edited, immune-evasive, stem cell-derived therapies for the treatment of type 1 diabetes, or T1D. In addition, we are advancing multiple programs leveraging in vivo editing approaches, initially for the treatment and prevention of cardiovascular disease.

Our product development and partnership strategies are designed to exploit the full potential of the CRISPR/Cas9 platform while maximizing the probability of successfully developing our product candidates. For our most advanced product candidates, we have taken an ex vivo approach in which we edit cells outside of the human body using CRISPR/Cas9 before administering them to the patient. In contrast, for our in vivo editing programs, we deliver the CRISPR/Cas9-based therapeutic directly to target cells within the human body.

Overview of Executive Compensation Program

Executive Compensation Philosophy

Our executive compensation program is guided by our overarching philosophy of paying for demonstrable performance. Consistent with this philosophy, we have designed our executive compensation program to achieve the following primary goals:

•
attract, motivate and retain top-performing senior executives;
•
establish compensation opportunities that are competitive and reward performance; and
•
align the interests of our senior executives with the interests of our shareholders to drive the creation of sustainable long-term value.

Executive Compensation Program Design

Our executive compensation program is designed to be reasonable and competitive, and balance our goal of attracting, motivating, rewarding and retaining top-performing senior executives with our goal of aligning their interests with those of our shareholders. The Compensation Committee annually evaluates our executive compensation program to ensure that it is consistent with our short-term and long-term goals and the dynamic nature of our business and makes executive compensation recommendations to the Board of Directors.

Our executive compensation program consists of a mix of compensation elements that balance achievement of our short-term goals with our long-term performance. We provide short-term incentive compensation opportunities in the form of annual cash bonuses, which focus on our achievement of annual corporate goals. We also provide long-term incentive compensation opportunities in the form of equity awards.

Say-on-Pay

We have developed a compensation policy that is designed to attract and retain key executives responsible for our success and motivate management to enhance long-term shareholder value. We believe our compensation policy strikes an appropriate balance between the implementation of responsible, measured compensation practices and the effective provision of incentives for our NEOs to exert their best efforts for our success.

Requirements under Swiss Law

Pursuant to Swiss law and Article 18 of the Articles of Association, our shareholders must annually approve (i) the maximum non-performance-related compensation of our Executive Committee for the 12-month period starting on July 1 following the annual general meeting of shareholders, (ii) the maximum variable compensation for the Executive Committee for the current calendar year and (iii) the maximum grant of options or shares in the Company to the Executive Committee from the annual general meeting of shareholders to the next annual general meeting of shareholders. At our 2022 annual general meeting, shareholders approved the proposed compensation for the Executive Committee. As in prior years, the Compensation Committee was mindful of shareholder support for our pay-for-performance compensation philosophy at our 2021 annual general meeting when setting fiscal year 2022 compensation for our Board of Directors and Executive Committee. The Compensation Committee also took into account shareholder support of our Executive Committee’s compensation at the 2022 annual general meeting in maintaining our general compensation practices in fiscal year 2022 and setting the fiscal year 2023 compensation for our Board of Directors and Executive Committee, to be resolved upon by the shareholders at this year’s annual general meeting of shareholders (Proposals 6.a-6.e).

In addition, under Swiss law, we are required to prepare a Swiss statutory compensation report each year that contains specific items in a presentation format determined by Swiss regulations. Due to recent updates to Swiss corporate law, beginning January 1, 2023, the Swiss statutory compensation report for the year ended December 31, 2023 must be submitted to shareholders for approval or disapproval on a non-binding advisory basis if variable compensation is voted on prospectively. As a commitment to excellence in governance and in accordance with the amendment to the Articles of Association proposed in agenda item 12.d (amendment of art. 18 para. 2) (Proposal 12.d), the Board of Directors is submitting the Swiss statutory compensation report of the Company for the year ended December 31, 2022, or the 2022 Compensation Report, for endorsement by shareholders on a non-binding advisory basis at this year’s annual general meeting of shareholders (Proposal 6.f). The 2022 Compensation Report is available on the Internet at ir.crisprtx.com/swiss-statutory-financial-statements-and-audit-reports, as well as www.proxydocs.com/CRSP and in our 2022 Annual Report.

Requirements under U.S. Securities Laws

Moreover, as part of our commitment to excellence in corporate governance, and as required by Section 14A(a)(1) of the Exchange Act, periodically we must provide our shareholders with an opportunity to provide an advisory vote related to the compensation of our NEOs, commonly known as the “say-on-pay” proposal. The SEC say-on-pay vote generally covers the calendar year prior to the date of our proxy statement. As such vote is advisory, it is not binding upon our Board of Directors or our Compensation Committee and neither the Board of Directors nor the Compensation Committee are required to take any action as a result of the outcome of such vote. However, our Compensation Committee carefully considers the outcome of this vote when considering future executive compensation policies.

As reported in our current report on Form 8-K, filed with the SEC on June 13, 2022, at our 2022 annual general meeting, approximately 93% of the votes cast on our SEC say-on-pay proposal expressed support for the compensation program offered to our named executive officers as disclosed in last year’s proxy statement. In addition, at our 2022 annual general meeting, we also held a separate non-binding advisory shareholder vote on the frequency of future shareholder advisory votes regarding the compensation program for our named executive officers, commonly referred to as a “say-on-frequency” vote. At the 2022 annual general meeting, our shareholders approved, on an advisory basis, a proposal to take the say-on-pay vote annually. While our Compensation Committee and Board of Directors believe the approval of our executive compensation program annually under Swiss law already provides our shareholders a consistent and clear communication channel for shareholder concerns about our executive compensation programs, our Board of Directors has elected to conduct the non-binding SEC say-on-pay vote annually as well. Accordingly, our next SEC say-on-pay vote will occur at this year’s annual general meeting (Proposal 7), and annually thereafter.

We will continue to engage with our shareholders and consider the results from this year’s binding votes on board and executive compensation and this year’s advisory votes on executive compensation, as well as feedback from our shareholders. For more information regarding our binding votes on aggregate compensation, see “Matters to Be Voted On—Proposal 6.a-6.e: Approval of Compensation for the Board of Directors and the Executive Committee—.” For more information regarding our advisory votes on executive compensation, see “Matters to Be Voted On—Proposal 6.f: —Non-Binding Advisory Vote on the 2022 Compensation Report” and “Proposal 7: Non-Binding Advisory Vote on the Compensation Paid to the Company’s Named Executive Officers.”

Governance of Executive Compensation Program

Our executive compensation program is also designed to incorporate sound practices for compensation governance. Below we summarize such practices.

What We Do:

✓ Maintain an Independent Compensation Committee. The Compensation Committee consists solely of independent directors.

✓ Retain an Independent Compensation Advisor. The Compensation Committee engages its own compensation advisor to provide information and analysis related to annual executive compensation decisions, including the 2022 executive compensation decisions, and other advice on executive compensation independent of management.

✓ Review Executive Compensation Annually. The Compensation Committee annually reviews our compensation strategy, including a review and determination of our compensation peer group used for comparative purposes.

✓ Design Compensation At-Risk. Our executive compensation program is designed so that a significant portion of our NEOs’ compensation is “at risk” based on our corporate performance, as well as equity-based, to align the interests of our executive officers and shareholders.

✓ Use a Pay-for-Performance Philosophy. The majority of our NEOs’ compensation is directly linked to corporate performance and includes a significant long-term equity component, thereby making a substantial portion of each NEO’s total compensation dependent upon our stock price and/or total shareholder return.

✓ Use Double Trigger Change-in-Control Protection. Change-in-control payments and benefits to our NEOs occur only upon a qualifying termination of employment, not merely upon a change in control.

What We Don’t Do:

✗ No Executive Retirement Plans. We do not offer pension arrangements or retirement plans or arrangements to our executive officers that are different from or in addition to those offered to our other employees.

✗ No Special Perquisites. We do not provide perquisites to our executive officers.

✗ No Special Health and Welfare Benefits. Our executive officers participate in our health and welfare benefits programs on the same basis as our other employees.

✗ No Post-Employment Tax Payment Reimbursement. We do not provide any tax reimbursement payments (including “gross-ups”) on any change-in-control or severance payments or benefits.

✗ No Hedging or Pledging Our Equity Securities. We prohibit our executive officers, the members of our Board of Directors and certain other employees from hedging or pledging our securities without pre-approval by the Audit Committee.

✗ No Stock Option Re-Pricing. Our 2016 Plan and 2018 Plan do not permit stock options to be repriced to a lower exercise or strike price without the approval of our shareholders.

Role of the Compensation Committee and the Board of Directors

The Compensation Committee discharges many of the responsibilities of our Board of Directors relating to the compensation of our executive officers, including our NEOs. The Compensation Committee oversees and evaluates our compensation and benefits policies generally, and the compensation plans, policies and practices applicable to our CEO and other executive officers. As described below, the Compensation Committee retains a compensation consultant to provide support in its review and assessment of our executive compensation program.

At the beginning of the year, the Compensation Committee reviews and recommends to the Board of Directors that it approve the primary elements of compensation—base salary increases, annual cash bonuses, and annual equity awards—for our CEO and members of our Executive Committee (which includes our other NEOs). In addition, the Compensation Committee may deem it advisable to review and approve subsequent compensation opportunities for our NEOs, and may deem it advisable to recommend such opportunities to the Board of Directors for final review and approval.

Compensation-Setting Factors

When reviewing and recommending to the Board of Directors the amount of each compensation element and the target total compensation opportunity for our executive officers, including our NEOs, the Compensation Committee considers one or more of the following factors:

•
our performance against the annual corporate goals established by the Compensation Committee in consultation with management;
•
each NEO’s skills, experience and qualifications relative to other similarly-situated executives at the companies in our compensation peer group;
•
the scope of each NEO’s role compared to other similarly-situated executives at the companies in our compensation peer group;
•
the performance of each NEO, based on an assessment of his or her contributions to our overall performance, ability to lead his or her department and work as part of a team, all of which reflect our core values;
•
compensation parity among our NEOs and other executive officers;
•
our retention goals;
•
our financial performance and financial position relative to our peers;
•
the compensation practices of our compensation peer group and the positioning of each NEO’s compensation in a ranking of peer company compensation levels; and
•
the recommendations provided by our CEO with respect to the compensation of our other NEO’s and our other executive officers.

These factors provide the framework for compensation decisions for each of our executive officers, including our NEOs. The Compensation Committee and the Board of Directors, as applicable, do not assign relative weights or rankings to these factors, and do not consider any single factor as determinative in the compensation of our executive officers. Rather, the Compensation Committee and the Board of Directors, as applicable, rely on their own knowledge and judgment in assessing these factors and making compensation decisions.

Role of Management

In discharging its responsibilities, the Compensation Committee works with management, including our CEO. Our management assists the Compensation Committee by providing information on corporate and individual performance, market compensation data and management’s perspective on compensation matters.

In addition, at the beginning of each year, our CEO reviews the performance of our other executive officers, including our other NEOs, based on our achievement of our annual corporate goals and each executive officer’s achievement of his or her departmental and individual goals established for the prior year and his or her overall performance during that year. The Compensation Committee solicits and reviews our CEO’s recommendations for base salary increases, annual cash bonuses, annual long-term incentive compensation and other compensation opportunities for our other executive officers, including our other NEOs, and considers our CEO’s recommendations in determining such compensation, but has the authority to make the final decision independent of our CEO’s recommendation.

Role of Compensation Consultant

The Compensation Committee engages an external compensation consultant to assist it by providing information, analysis and other advice relating to our executive compensation program. Since 2016 the Compensation Committee has engaged a third-party compensation consultant, Aon’s Human Capital Solutions practice, a division of Aon plc (formerly known as Radford), or Aon, to advise on executive compensation matters. For 2022, the Compensation Committee again engaged Aon as its compensation consultant to advise on executive compensation matters including:

•
review and analysis of the compensation for our executive officers, including our NEOs;
•
review and analysis of market practice and support in the consideration and amendment of our post-employment compensation policy for our executive officers;
•
research, development and review of our compensation peer group; and
•
support on other compensation matters as requested throughout the year.

Aon reports directly to the Compensation Committee and to the Compensation Committee chairman. Aon also coordinates with our management for data collection and job matching for our executive officers. Aon did not provide any other services to us in 2022. The Compensation Committee has evaluated Aon’s independence pursuant to the listing standards of the relevant Nasdaq Listing Rules and SEC rules and has determined that no conflict of interest has arisen as a result of the work performed by Aon.

Role of Market Data

For purposes of comparing our executive compensation against the competitive market, the Compensation Committee reviews and considers the compensation levels and practices of a group of peer companies. This compensation peer group consists of public biotechnology companies that are similar to us in terms of revenue, market capitalization, stage of development, geographical location and number of employees. The Compensation Committee reviews our compensation peer group at least annually and makes adjustments to our peer group if necessary, taking into account changes in both our business and our peer companies’ businesses.

In September 2021, the Compensation Committee, with the assistance of Aon, reviewed and updated our compensation peer group for 2022, referred to as our 2022 peer group, considering the acquisition of certain peer companies, as applicable, the increase in our market capitalization, and the increase in our headcount, as reflected in the following criteria:

•
publicly-traded companies primarily headquartered in the United States;
•
companies in the biotechnology sector with a focus on gene editing and gene therapy;
•
market value—in most cases, between $3.5B and $30.0B;
•
the stage of development primarily pre-commercial companies through recently commercial companies; and
•
similar headcount—in most cases, within a range of 175 and 1,700 employees.

Based on a review of the analysis prepared by Aon, the Compensation Committee approved the updated compensation peer group below for 2022.

2022 peer group
Acceleron Pharma	bluebird bio	Iovance BioTherapeutics
Agios Pharmaceuticals	Blueprint Medicines	Mirati Therapeutics
Allogene Therapeutics	BridgeBio Pharma	Reata Pharmaceuticals
Alnylam Pharmaceuticals	Denali Therapeutics	Sarepta Therapeutics
Beam Therapeutics	Editas Medicine	Ultragenyx Pharmaceutics
Biohaven Pharmaceuticals	Fate Therapeutics	Vir Biotechnology
Intellia Therapeutics

In July 2022, the Compensation Committee, with the assistance of Aon, reviewed and updated our compensation peer group for 2023, referred to as our 2023 peer group, considering the acquisition of certain peer companies, as applicable, and the change in our market capitalization, as reflected in the following criteria:

•
publicly-traded companies primarily headquartered in the United States;
•
companies in the biotechnology sector with a focus on gene editing and gene therapy;
•
market value—in most cases, between $1.7B and $15B;
•
the stage of development primarily pre-commercial companies through recently commercial companies; and
•
similar headcount—in most cases, within a range of 175 and 1,700 employees.

Based on a review of the analysis prepared by Aon, the Compensation Committee approved the updated compensation peer group below for 2023.

2023 peer group
Allogene Therapeutics	BridgeBio Pharma	Iovance BioTherapeutics
Alnylam Pharmaceuticals	Cerevel Therapeutics +	Mirati Therapeutics
Apellis Pharmaceuticals +	Denali Therapeutics	Neurocrine Biosciences +
Arrowhead Pharmaceuticals +	Editas Medicine	Sarepta Therapeutics
Beam Therapeutics	Fate Therapeutics	Ultragenyx Pharmaceutics
Blueprint Medicines	Intellia Therapeutics	Vir Biotechnology
Ionis Pharmaceuticals +

+ New addition to peer group for 2023.

The Compensation Committee uses market data—from our compensation peer group and from the Aon Global Life Sciences Compensation survey—as one factor in evaluating whether the compensation for our executive officers is competitive in the market. We aspire to align compensation for our NEOs to the sixtieth percentile of our peer group. In addition, the Compensation Committee and the Board of Directors, as applicable, also rely on their own knowledge and judgment in evaluating market data and making compensation decisions.

Primary Elements of Executive Compensation Program

To achieve our compensation objectives, we provide executives with a total compensation package consisting primarily of the following fixed and variable compensation elements:

Compensation Element	Purpose
Base Salary	Recognize performance of job responsibilities and attract and retain individuals with superior talent
Annual Cash Incentive Program	Provide short-term incentives to attain key business objectives
Equity Incentive Awards	Promote the maximization of shareholder value by aligning the interests of our executive officers and shareholders

We do not have a specific policy regarding the percentage allocation between short-term and long-term, or fixed and variable, compensation elements.

Our executive officers, including our NEOs, are also eligible to participate in our standard employee benefit plans, such as our employee stock purchase plan and retirement, health and welfare benefits plans, on the same basis as our other employees. In addition, as described below, our executive officers, including our NEOs, are entitled to certain change-in-control payments and benefits, as well as certain termination payments and benefits not in connection with a change in control.

Base Salary

We pay base salaries to our executive officers, including our NEOs, as the fixed portion of their compensation to provide them with a reasonable degree of financial certainty, and to attract and retain top-performing individuals. At the time of hire, base salaries are determined for our executive officers, including our NEOs. Typically, at the beginning of each year, the Compensation Committee reviews base salaries for our executive officers, including our NEOs, to determine if an increase is appropriate. In addition, base salaries may be adjusted in the event of a promotion or significant change in responsibilities.

2022 Base Salary

In February 2022, the Compensation Committee reviewed the base salaries of our executive officers, including our NEOs. The Compensation Committee considered the factors described above under “Executive Compensation—Compensation Discussion and Analysis—Governance of Executive Compensation Program—Compensation-Setting Factors,” including an analysis prepared by Aon. The Compensation Committee recommendation aspires to generally align the base salaries of our executive officers, including our NEOs, to the sixtieth percentile of our peer group, which resulted in varying base salary adjustments for each of our NEOs. In addition, the Compensation Committee’s recommendation for Dr. Klein took into account his expanded role and responsibilities. Thereafter, the Compensation Committee recommended to the Board of Directors to adjust the annual base salaries of our NEOs as set forth below, effective as of January 1, 2022, and the Board of Directors approved that recommendation.

	2021 Annual Base Salary ($)	2022 Annual Base Salary ($)(1)	Percentage Increase
Samarth Kulkarni, Ph.D.	670,000	700,000	4.5%
Brendan Smith	435,000	450,000	3.4%
James R. Kasinger	425,000	450,000	5.9%
Lawrence O. Klein, Ph.D.	450,000	500,000	11.1%
Phuong Khanh Morrow, M.D. FACP (2)	—	510,000	—

(1)
The actual base salaries paid to our NEOs in 2022 are set forth in the “Summary Compensation Table” below.
(2)
Dr. Morrow joined the Company as Chief Medical Officer on May 23, 2022, and her base salary was approved by the Board of Directors at that time.

Annual Cash Bonuses

We provide short-term incentive compensation opportunities to our executive officers, including our NEOs, in the form of annual cash bonuses to drive our short-term success under our senior executive cash incentive bonus plan. The annual cash bonus review provides that:

•
the Compensation Committee will establish the annual corporate performance goals and weighting;
•
the Compensation Committee will establish a target bonus opportunity for each executive;
•
annual cash bonuses may not be paid unless and until the Compensation Committee makes a determination with respect to achievement of the annual corporate performance goals; and
•
the Compensation Committee may adjust annual cash bonuses based on individual performance, and based on such other terms and conditions as it may in its discretion determine.

The Compensation Committee may also make certain immaterial rounding adjustments to the annual cash bonuses.

Corporate Performance Goals

At the end of each year, the Compensation Committee, after reviewing management’s proposal, establishes the annual corporate performance goals that it believes will be the most significant drivers of our short-term and long-term success. The corporate performance goals include target achievement dates based on calendar quarters. The Compensation Committee then recommends to the Board of Directors that it approve of the proposed corporate performance goals. Each corporate performance goal has a percentage weighting, and may include an additional percentage weighting for overachievement, based on the Compensation Committee’s assessment of the goal’s relative significance. Each executive officer, including each NEO, is eligible to receive an annual performance-based cash bonus based primarily on achievement of corporate performance goals as assessed by our Compensation Committee and Board of Directors with adjustment for individual performance based on input on individual performance achievement from our CEO. Each executive officer, including each NEO, has a target annual bonus award amount, expressed as a percentage of each NEO’s base salary then in effect. After the fiscal year is completed, the Compensation Committee reviews actual corporate and individual performance against the stated goals (as discussed in more detail below) and determines subjectively what it believes to be the appropriate level of cash bonus, if any, for our NEOs.

As a general matter, at the end of the year for which the corporate performance goals have been established, the Compensation Committee, after reviewing management’s self-assessment, evaluates our achievement of the prior year’s corporate performance goals, and our overall success for the year, and determines the total percentage achievement level for the Company. The Compensation Committee then recommends to the Board of Directors that it approve of such percentage achievement level for the Company.

In addition, our CEO evaluates the other executive officers’ individual performance, including the other NEOs’ individual performance, and makes recommendations for total percentage achievement level for such executive officer. Such evaluation is made, in part, by considering the performance relative to the executive officer’s functional attainments and impact on corporate goals, as well as other factors related to conformance with the Company’s core values and policies and the expected competencies and skills for the executive officer’s role. The Compensation Committee considers our CEO’s recommendations, and discusses, reviews and recommends the total percentage achievement level for each of the executive officers. The Compensation Committee then independently evaluates our CEO’s performance using similar criteria used in our CEO’s evaluation of the other executive officers. Since an executive officer’s total percentage achievement level is determined by taking the Company’s percentage achievement level for the most recently completed fiscal year together with the individual executive officer’s percentage achievement level awarded in connection with the annual performance review cycle, the total percentage achievement level for such executive officer could exceed the stated percentage achievement level for the Company. The Compensation Committee then recommends to the Board of Directors that it approve the total percentage achievement level for each executive officer, including our NEOs.

For 2022, the actual bonus amounts for our NEOs were reviewed and approved by our Compensation Committee and the Board of Directors.

Target Annual Bonuses

At the beginning of each year, the Compensation Committee reviews the annual target bonuses for our executive officers, including our NEOs and, if appropriate, makes a recommendation to the Board of Directors to adjust the annual target bonus for our NEOs. The Compensation Committee considers the factors described above and benchmarking analyses prepared by Aon, with an emphasis on market data from our compensation peer group for comparable positions. Target annual bonuses represent a specific percentage of annual base salary.

2022 Target Annual Bonus

In February 2022, the Compensation Committee reviewed the target annual bonuses of our executive officers, including our NEOs. The Compensation Committee considered the factors described under “Executive Compensation—Compensation Discussion and Analysis—Primary Elements of Executive Compensation Program—Annual Cash Bonuses” above, as well as the benchmarking analyses prepared by Aon, particularly the market data from the companies in the compensation peer group. The Compensation Committee recommendation aspires to generally align the target annual bonuses of our executive officers, including our NEOs, to the sixtieth percentile of our peer group, which resulted in an increase to the target annual bonus for each of our NEOs. Thereafter, the Compensation Committee recommended to the Board of Directors to approve of the 2022 target annual bonuses of our NEOs below, and the Board of Directors accepted that recommendation and approved the same.

	2021 Target Annual Bonus	2022 Target Annual Bonus
Samarth Kulkarni, Ph.D.	65%	70%
Brendan Smith	40%	45%
James R. Kasinger	40%	45%
Lawrence O. Klein, Ph.D.	45%	50%
Phuong Khanh Morrow, M.D. FACP (1)	—	45%
(1)
Dr. Morrow joined the Company as Chief Medical Officer on May 23, 2022, and her target annual bonus was approved by the Board of Directors at that time.

2022 Corporate Performance Goals

In the fourth quarter of 2021, the Compensation Committee and the Board of Directors approved our 2022 annual corporate performance goals and weightings, as summarized below.

Category	Corporate Goals	Weighting
Program Goals	● Advance certain clinical, regulatory and manufacturing activities related to beta-thalassemia & sickle cell disease ● Advance clinical and regulatory activities related to our immuno-oncology programs, including certain internal manufacturing readiness activities ● Advance additional programs	65%
Platform and Capabilities	● Continue scaling the organization and advancing platform activities, including enhancing scientific capabilities	20%
G&A Goals	● Raise additional capital, including advancing strategic partnerships and alliances	15%

Our executive compensation program seeks to incentivize and reward strong corporate performance. In the fourth quarter of 2022, the Compensation Committee evaluated our achievement of the 2022 corporate performance goals, considering the extent to which we had achieved each goal, the weighting established for each goal, management’s self-assessment, and our overall corporate performance in 2022. The Compensation Committee determined that we successfully exceeded the 2022 corporate performance goals, matching the 120% achievement level. Thereafter, the Compensation Committee recommended to the Board of Directors the foregoing, and the Board of Directors accepted that recommendation and approved the same.

Highlights of our 2022 corporate performance include:

Program Goals:

•
Hemoglobinopathies: We, together with our partner Vertex Pharmaceuticals Incorporated, or Vertex, advanced our clinical development programs for exagamglogene autotemcel, or exa-cel, formerly known as CTX001TM, an investigational, autologous, CRISPR/Cas9 gene-edited hematopoietic stem cell therapy being evaluated for patients suffering from severe hemoglobinopathies:
o
In December 2022, we and Vertex completed regulatory submissions for exa-cel with the European Medicines Agency, or EMA, and the Medicines and Healthcare products Regulatory Agency, or MHRA, in the European Union and the United Kingdom, respectively, and both the EMA and the MHRA have validated the Marketing Authorization Application, respectively. In addition, we and Vertex initiated the rolling submission of the Biologics Licensing Applications to the U.S. Food and Drug Administration in November 2022, which we and Vertex recently announced have been completed.
o
In the second and fourth quarters of 2022, at the European Hematology Association Congress and American Society of Hematology Annual Meeting, respectively, we presented updated clinical data from CLIMB-111 and CLIMB-121 for 44 patients with transfusion-dependent beta thalassemia and 31 patients with severe sickle cell disease treated with exa-cel.
•
Immuno-oncology: Continued to advance multiple clinical development programs within our wholly-owned allogenic CRISPR/Cas9 gene-edited immuno-oncology portfolio:
o
Presented updated clinical data for and advanced clinical activities for our CARBON clinical trials, which are designed to assess the safety and efficacy of our lead immuno-oncology candidate, CTX110®, an investigational, healthy donor-derived gene-edited allogeneic CAR T therapy targeting cluster of differentiation 19, or CD19, in adult patients with relapsed or refractory CD19-positive B-cell malignancies who have received at least two prior lines of therapy. Expanded CARBON to include a Phase 2, potentially registrational, single-arm, multi-center, open-label clinical trial that incorporates consolidation dosing and have begun dosing patients in this pivotal arm.
o
Presented clinical data for and advanced clinical activities for two ongoing Phase 1 clinical trials assessing safety and efficacy of several dose levels for CTX130TM, our wholly-owned allogeneic CAR T investigational therapy targeting cluster of differentiation 70, or CD70, for the treatment of relapsed or refractory renal cell carcinoma and various types of lymphoma. Received RMAT designation from the U.S. Food and Drug Administration, or FDA, for the treatment of Mycosis Fungoides and Sézary Syndrome (MF/SS), subtypes of Cutaneous T cell Lymphoma.
o
Advancing next-generation investigational, allogeneic CAR T product candidates, CTX112TM and CTX131TM, targeting CD19 and CD70, respectively, which include additional edits, including clearance by the FDA of the Investigational New Drug application for CTX112 in the fourth quarter of 2022.
o
Continued regulatory validation activities, including compliance with current Good Manufacturing Practice for our cell therapy manufacturing facility in Framingham, Massachusetts, that, among other things, once validated, will be capable of supporting research, clinical and commercial production of our cell therapy product candidates and certain components thereof for certain of our programs.
•
Regenerative Medicine:
o
We, together with our partner ViaCyte, Inc. (which was acquired by Vertex in the third quarter of 2022), or ViaCyte, advanced clinical activities for our joint programs involving investigational, allogeneic, gene-edited, immune-evasive, stem cell-derived product candidates being evaluated for patients suffering from type 1 diabetes: (i) completed dosing and are in the follow-up stage for the Phase 1 clinical trial investigating safety and tolerability of VCTX210TM; and (ii) initiated a Phase 1/2 clinical trial of VCTX211TM.
•
Advanced additional wholly-owned and partnered programs, including in vivo gene editing programs.

Platform & Capabilities:

•
We continued to build and enhance our scientific capabilities and scale the organization to best serve the needs of our programs, including the launch of a new early-stage research team known as CRISPR-X that focuses on innovative research to develop next-generation editing technologies.

G&A Goals:

•
We continued to build and advance certain strategic partnerships and alliances.

2022 Annual Cash Bonuses

In the first quarter of 2023, the Compensation Committee considered our CEO’s recommendations with respect to our executive officers, including our other NEOs, individual performance for 2022 and independently evaluated the same for each executive officer, including our CEO using similar criteria used in our CEO’s evaluation of the other executive officers. Thereafter, the Compensation Committee recommended to the Board of Directors the total percentage achievement level based on corporate performance goals and individual performance for each of our executive officers, including our other NEOs, and the Board of Directors accepted that recommendation and approved the same. For fiscal year 2022, our Board of Directors determined that the individual performance of each of Dr. Kulkarni, Mr. Smith, Mr. Kasinger and Dr. Morrow for 2022 merited a total percentage achievement level that exceeded the stated percentage achievement level of the Company, based on individual impact on corporate goals, individual competencies and skills, demonstrated leadership and embodiment of our core way of working: collaborative, undaunted, entrepreneurial, and results-oriented.

The table below sets forth the target annual cash bonus for each NEO who was eligible to earn a bonus, and the actual bonus amount earned by such NEO, for 2022. Dr. Klein departed the Company in December 2022 and, accordingly, was not eligible to receive a bonus for 2022.

	Target Annual Cash Bonus ($)	Annual Cash Bonus ($)
Samarth Kulkarni, Ph.D.	490,000	597,800
Brendan Smith	202,500	275,000
James R. Kasinger	202,500	247,050
Phuong Khanh Morrow, M.D. FACP (1)	139,453	170,295
(1)
Dr. Morrow joined the Company as Chief Medical Officer on May 23, 2022. As a result, her target annual and annual cash bonuses were prorated for the year.

Long-Term Incentive Compensation

We view long-term incentive compensation in the form of equity awards as an important element of our executive compensation program. The value of equity awards is directly related to share price appreciation over time, which incentivizes our executive officers to achieve long-term corporate goals and create long-term value for our shareholders. Equity awards also help us attract and retain top-performing executive officers in a competitive market.

Consistent with the practice of our peer group companies, we grant our employees, including our NEOs, a mix of stock options and RSUs. At the time of hire, equity awards are granted to our executive officers, including our NEOs. In addition, during our annual employee performance cycle, as a general practice, we grant a mix of equity awards to employees, including our NEOs, twice yearly with the initial award made during the third or fourth quarter of the year for which the equity grant is awarded and the remainder of the annual equity grant is awarded during the first quarter of the following year. We believe granting equity awards bi-annually will better deliver a more consistent equity value to our employees. As a general practice, the first tranche of awards are comprised of 100% stock options and equate roughly to one-third of a typical annual option grant and the second tranche of awards are comprised of a mix of equity awards roughly equating to two-thirds of a typical annual option grant, as well as restricted stock units adjusted for performance. For more information on our equity award grant policy, see “Executive Compensation—Compensation Discussion and Analysis—Other Compensation Policies and Practices—Equity Award Grant Policy” below.

At the beginning of each year, the Compensation Committee typically reviews the equity awards for our executive officers, including our NEOs, and determines, based upon performance in the prior year, the amounts of the annual equity awards it deems reasonable and appropriate based on the factors described above under “Executive Compensation—Compensation Discussion and Analysis—Governance of Executive Compensation Program—Compensation-Setting Factors” as well as the benchmarking analyses prepared by Aon. In addition, the Compensation Committee may deem it advisable to grant subsequent equity awards to our executive officers (including our NEOs), in the event of a promotion, significant change in responsibilities, recognition for achievement of other performance milestones, recognition of other contributions to the Company, or for purposes of retention. See, for example, the complete list of equity awards granted to our NEOS in 2022 described below in the “Grants of Plan-Based Awards for Fiscal Year 2022” table, as well as additional information contained below under “Executive Compensation—Compensation Discussion and Analysis—Primary Elements of Executive Compensation Program—Retention-focused RSUs.”

2022-2023 Annual Equity Awards Based on 2022 Performance

	Stock Options (Number of Shares)(1)(2)	Restricted Stock Units (Number of Shares)(2)(3)
Samarth Kulkarni, Ph.D. (4)	188,000	77,000
Brendan Smith (5)	14,000	—
James R. Kasinger (6)	54,000	22,000
Lawrence O. Klein, Ph.D. (7)	—	—
Phuong Khanh Morrow, M.D. FACP (8)	54,000	22,000
(1)
The stock options vest, and become exercisable, over a four-year period, with 1/48th of the underlying shares vesting on a monthly basis after the vesting commencement date, so that all of the underlying shares will be vested on the date four years after the vesting commencement date, subject to continuous service to us or any of our subsidiaries.
(2)
Under applicable SEC reporting rules, all awards granted in March 2023 will not be reported in the compensation tables below, but rather will be reported in the compensation tables in the Company’s proxy statement in 2024 with respect to 2023 compensation.
(3)
Restricted stock units are subject to time-based vesting criteria established by the Compensation Committee. Vesting terms for restricted stock units granted in 2022 are described in the footnotes to the “Outstanding Equity Awards at December 31, 2022” table below. Restricted stock units granted in March 2023 will vest annually over four years.
(4)
The equity incentive awards summarized above for Dr. Kulkarni reflect an award of 188,000 stock options and 77,000 restricted stock units granted in March 2023. Dr. Kulkarni did not receive an award of stock options in October 2022, following the grant of the August retention award, as further described under “Executive Compensation—Compensation Discussion and Analysis—Primary Elements of Executive Compensation Program—Retention-focused RSUs” below.

(5)
The equity incentive awards summarized above for Mr. Smith reflect an award of 14,000 stock options granted in October 2022. Mr. Smith resigned as our Chief Financial Officer in March 2023 and, therefore, was not eligible to receive an equity award in March 2023.
(6)
The equity incentive awards summarized for Mr. Kasinger reflect an award of 14,000 stock options granted in October 2022, as well as an award of 40,000 stock options and 22,000 restricted stock units granted in March 2023.
(7)
Dr. Klein was not eligible to receive equity awards based on his 2022 performance. See Note 4 to the “Summary Compensation Table” below for more information.
(8)
The equity incentive awards summarized above for Dr. Morrow reflect an award of 9,380 stock options granted in October 2022, as well as an award of 44,620 stock options and 22,000 restricted stock units granted in March 2023. In addition, Dr. Morrow received an award of 27,750 restricted stock units and 90,000 stock options in connection with the commencement of her employment in May 2022. See Note 8 to the “Grants of Plan-Based Awards for Fiscal Year 2022” table below for more information.

Retention-focused RSUs

A primary goal of our executive compensation program is to attract, motivate and retain our senior executives. The Compensation Committee believes that it is in the best interests of our shareholders to maintain a disciplined, yet flexible executive compensation program that is capable of reinforcing and periodically encouraging retention and focus on shareholder value creation without distraction. Moreover, continuity amongst key executive officers is critical to the operation of our business and our ability to consistently deliver key milestones for our programs. We believe that equity grants with time-based vesting features promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period.

In August 2022, the Compensation Committee recommended to the Board of Directors, and the Board of Directors approved, the grant of retention equity awards to certain executive officers in the form of time-based restricted stock units. Dr. Kulkarni was granted 25,000 restricted stock units which vest in full thirty-six months following the date of grant, subject to his continued service to us or any of our subsidiaries. Each of Mr. Kasinger and Mr. Smith received 20,000 restricted stock units and 10,000 restricted stock units, respectively, which vest in full thirty months following the date of grant, subject to continued service to us or any of our subsidiaries. Dr. Klein received 12,500 restricted stick units, which vest in full twelve months following the date of grant, subject to his continued service to us or any of our subsidiaries. Upon Dr. Klein’s and Mr. Smith’s departures, in December 2022 and March 2023, respectively, these grants were forfeited in full. Since Dr. Morrow joined our company in May 2022 and received a new hire award at such time, the Compensation Committee determined a retention equity award was not required.

Additionally, we believe that equity grants with performance-based vesting features serve as an appropriate motivational and retention vehicle for our CEO. Accordingly, to drive continued accountability during this critical phase for our company and deliver shareholder return, the Compensation Committee recommended to the Board of Directors, and the Board of Directors approved, the grant of 150,000 performance stock units with service- and market-based vesting conditions to Dr. Kulkarni. Dr. Kulkarni is eligible to receive between zero and 150,000 common shares at the end of a three-year service period based upon achieving a specified average stock price for a defined period of time and his continued service to us or any of our subsidiaries. Specifically, performance-based restricted stock units (the “PSUs”) are eligible to be earned (the “Earned PSUs”) based upon the percentage increase in our stock price (based upon the average closing share price on the Nasdaq Global Market over a thirty trading day period over the grant date price of $75.85), with four escalating percentage increase targets (10%, 15%, 25% and 35%). An equal amount of shares are allotted to each of the four tranches. One hundred percent of the Earned PSUs will vest on the first trading day on or following the third anniversary of the grant date, subject to Dr. Kulkarni’s continued service to us or any of our subsidiaries through such vesting date. The Compensation Committee included such delayed vesting to further foster retention and alignment with shareholder interest. Under the terms of the award, any PSUs that are not earned on or before August 16, 2025 shall be forfeited and be null and void as of such date. In the event of a sale event (as such term is defined in the applicable award agreement), (i) if the sale event occurs prior to the third anniversary of the grant date, the number of PSUs earned that have not become Earned PSUs prior to the date of the sale event shall be the greater of (x) the number of PSUs earned based upon the achievement of the applicable percentage increase over the grant day price as of the consummation of such sale event, and (y) 75,000 shares and (ii)

any unvested Earned PSUs (including any PSUs earned upon consummation of the sale event) will vest and become nonforfeitable upon the date of such sale event.

Other Employee Benefits

Health and Welfare Benefits

Our executive officers, including our NEOs, are eligible to participate in the same employee benefit plans that are generally available to all of our employees, subject to the satisfaction of certain eligibility requirements, such as medical, dental, and life and disability insurance plans. We pay, on behalf of our employees, a percentage of the premiums for health, life and disability insurance.

401(k) Savings Plan

Our U.S. executive officers, including our NEOs, are eligible to participate in a tax-qualified retirement plan, or the 401(k) Plan, on the same basis as our other employees. The 401(k) Plan provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. Employees are fully vested in their contributions. The 401(k) Plan also permits us to make discretionary employer contributions. In 2022, we made matching contributions under the 401(k) Plan equal to 100% of employee deferral contributions up to a deferral rate of 2% of eligible compensation and 50% of employee deferral contributions from 2% to 6% of eligible compensation up to a maximum deferral rate of 4% of eligible compensation. Matching contributions vest after 2 years. Matching contributions made to each of our NEOs are included in the “Summary Compensation Table” below.

Employee Stock Purchase Plan

Pursuant to our employee stock purchase plan, employees, including our NEOs, have an opportunity to purchase our common shares at a discount on a tax-qualified basis through payroll deductions. The employee stock purchase plan is designed to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code. The purpose of the employee stock purchase plan is to encourage our employees, including our NEOs, to become our shareholders and better align their interests with those of our other shareholders.

Special Perquisites

We do not provide special perquisites to our executive officers, including our NEOs.

Employment and Other Arrangements with our NEOs

We have entered into employment agreements with each of our NEOs (other than Dr. Novak) in connection with their employment with us. These employment agreements provide for certain notice periods and severance benefits, as described under “Executive Compensation—NEO Compensation Tables—Employment and Other Arrangements with our NEOs—NEO Employment Agreements” below. The Compensation Committee believes that it is in the best interests of our shareholders to extend these benefits to our executives to reinforce and encourage retention and focus of shareholder value creation without distraction. For more information on our relationship with Dr. Novak, please see “Executive Compensation—NEO Compensation Tables—Employment and Other Arrangements with our NEOs—Service Agreements with Dr. Novak” below.

Other Compensation Policies and Practices

Equity Award Grant Policy

We have adopted an equity award grant policy that sets forth the process and timing for us to follow when we grant equity awards to our employees, including our executive officers, or advisors or consultants to us pursuant to any of our equity compensation plans. Pursuant to the policy, all grants of equity awards must be approved in advance by, as applicable, our Board of Directors, the Compensation Committee or, subject to the delegation requirements in the policy, our CEO.

•
Each year the Compensation Committee recommends to the Board of Directors, and the Board of Directors approves, an annual budget for all equity awards to be made during that year.

•
Annual equity awards to employees, including our NEOs, are granted twice yearly, with the initial award made during the third or fourth quarter of the year for which the equity grant is awarded and the remainder of the annual equity grant is awarded during the first quarter of the following year.
•
The Board of Directors has delegated to our CEO the ability to grant equity awards to existing and new employees (senior vice president and below), consultants and other qualified individuals provided that such grants are consistent with the equity award grant policy and related guidelines that are reviewed and approved annually by the Compensation Committee.
•
Equity awards to our NEOs and members of the Board of Director are effective on the date of approval by our Board of Directors, or such later date as specified in such approval. Our Board of Directors retains the discretion to grant equity awards at other times to the extent appropriate for such awards.

In addition, our equity award grant policy sets forth the manner in which our equity awards will be priced. The dollar value of restricted stock and restricted stock units will be determined by multiplying the number of shares of our common stock underlying the award by the closing market price on the Nasdaq Global Market of a share of our common stock on the effective date of grant. The exercise price of all stock options will be at least equal to the closing market price on the Nasdaq Global Market of our common shares on the effective date of grant.

Policy Prohibiting Hedging and Pledging

Our Insider Trading Policy prohibits our executive officers, the non-employee members of our Board of Directors and certain designated employees who in the course of the performance of their duties have access to material, nonpublic information regarding our company from engaging in the following transactions:

•
selling any of our securities that they do not own at the time of the sale (a “short sale”);
•
buying or selling puts, calls, other derivative securities of our company or any derivative securities that provide the economic equivalent of ownership of any of our securities or an opportunity, direct or indirect, to profit from any change in the value of our securities or engaging in any other hedging transaction with respect to our securities at any time without the prior approval of the Audit Committee;
•
using our securities as collateral in a margin account; and
•
pledging our securities as collateral for a loan (or modifying an existing pledge) unless the pledge has been approved by the Audit Committee.

As of the date of this proxy statement, none of our NEOs had previously sought or obtained approval from the Audit Committee to engage in any hedging or pledging transaction involving our securities.

Tax and Accounting Considerations

Deductibility of Executive Compensation

Generally, Section 162(m) of the Code, or Section 162(m), disallows a federal income tax deduction for public corporations of remuneration in excess of $1 million paid in any fiscal year to certain specified executive officers.

In designing our executive compensation program and determining the compensation of our executive officers, including our NEOs, the Compensation Committee considers a variety of factors, including the potential impact of the Section 162(m) deduction limit. However, the Compensation Committee will not necessarily limit executive compensation to that which is or may be deductible under Section 162(m). The deductibility of some types of compensation depends upon the timing of an executive officer’s vesting or exercise of previously granted rights. Further, interpretations of and changes in the tax laws, and other factors beyond the Compensation Committee’s control also affect the deductibility of compensation. The Compensation Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent consistent with its compensation goals.

To maintain flexibility to compensate our executive officers in a manner designed to promote our short-term and long-term corporate goals, the Compensation Committee has not adopted a policy that all compensation must be deductible. The Compensation Committee believes that our shareholders’ interests are best served if its discretion and flexibility in awarding compensation is not restricted in order to allow such compensation to be consistent with the goals of our executive compensation program, even though some compensation awards may result in non-deductible compensation expense.

Accounting for Stock-Based Compensation

We follow the Financial Accounting Standard Board’s Accounting Standards Codification Topic 718, or FASB ASC Topic 718, for our stock-based compensation awards. FASB ASC Topic 718 requires us to measure the compensation expense for all share-based payment awards made to our employees and non-employee members of our Board of Directors, including stock options to purchase shares of our common stock and other stock awards, based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the executive compensation tables required by the federal securities laws, even though the recipient of the awards may never realize any value from their awards.

Taxation of “Parachute” Payments

Sections 280G and 4999 of the Code provide that executive officers and directors who hold significant equity interests and certain other service providers may be subject to significant additional U.S. taxes if they receive payments or benefits in connection with a change in control of the company that exceeds certain prescribed limits, and that the company (or a successor) may forfeit a deduction on the amounts subject to this additional tax. We have not agreed to provide any executive officer, including any NEO, with a “gross-up” or other reimbursement payment for any tax liability that the executive officer might owe as a result of the application of Sections 280G or 4999 of the Code.

NEO Compensation Tables

Summary Compensation Table

The following table sets forth information regarding total compensation awarded to, earned by and paid to each of our NEOs during the fiscal years ended December 31, 2022, 2021 and 2020, to the extent he or she was a NEO in such year.

Name	Year	Salary ($)		Bonus ($)		Share Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Compensation ($)(2)	All Other Compensation ($)		Total ($)
Samarth Kulkarni, Ph.D.	2022	700,000		—		15,211,120	4,213,239	597,800	12,200	(3)	20,734,359
Chief Executive Officer	2021	670,000		—		4,819,680	10,954,947	587,925	4,463		17,037,015
	2020	625,000		—		1,585,785	6,343,596	543,750	7,125		9,105,256

Brendan Smith	2022	450,000		—		1,650,337	1,672,086	275,000	7,738	(3)	4,055,161
Former Chief Financial Officer	2021	93,921		75,000		1,480,500	5,641,931	50,000	3,688		7,345,040

James R. Kasinger	2022	450,000		—		2,408,837	1,825,961	247,050	12,200	(3)	4,944,048
General Counsel	2021	425,000		—		1,204,920	2,771,741	229,500	11,600		4,642,761
	2020	403,500		—		379,695	1,563,531	234,030	11,400		2,592,156

Lawrence O. Klein, Ph.D.	2022	490,530	(4)	—		2,137,241	1,692,623	—	4,458	(3)	4,324,852
Former Chief Operating Officer	2021	450,000		—		1,606,560	3,618,965	273,375	11,600		5,960,500
	2020	420,000		—		614,213	2,368,031	243,600	11,400		3,657,244

Phuong Khanh Morrow, M.D. FACP	2022	309,896	(5)	200,000	(6)	1,518,203	3,568,910	170,295	8,067	(3)	5,775,371
Chief Medical Officer

Rodger, Novak, M.D.	2022	190,000	(7)	—		—	—	—	14,630	(8)	204,630
President and Chairman

(1)
The amounts reported in the “Share Awards” and “Option Awards” columns above represent the aggregate grant date fair value of the stock options and restricted stock units granted to such named executive officers during 2020, 2021 and 2022 as computed in accordance with FASB ASC Topic 718, not including any estimates of forfeitures related to service-based vesting conditions. See Note 11 of “Notes to Consolidated Financial Statements” in our Annual Report on Form 10-K for the year ended December 31, 2022 and filed with the SEC on February 21, 2023 for a discussion of assumptions made in determining the aggregate grant date fair value of our stock option and restricted stock unit awards. Note that the amounts reported in these columns reflect the accounting cost for these stock options and restricted stock units and do not correspond to the actual economic value that may be received by the named executive officers from the stock options and restricted stock units. Amount for 2022 for Dr. Kulkarni includes the grant date fair value of performance-based RSUs assuming probable achievement, which is maximum achievement.
(2)
Amounts reported in this column represent cash incentive payments under our annual cash incentive program earned based on achievement of company goals and/or individual performance during the applicable year and paid in the first quarter of the following year.
(3)
Amount represents the employer matching contribution to the executive’s 401(k) plan contributions during 2022.
(4)
Dr. Klein resigned from his position as Chief Operating Officer on October 27, 2022 and remained an employee of the Company through December 23, 2022. Dr. Klein was not entitled to receive any termination benefits from us and was not eligible to receive an annual cash bonus based on his 2022 performance. Dr. Klein’s base salary reflects amounts earned in 2022.
(5)
Dr. Morrow joined the Company as Chief Medical Officer on May 23, 2022. Dr. Morrow’s base salary for 2022 reflects the prorated amount earned from May 23, 2022 to December 31, 2022 and does not represent Dr. Morrow’s annualized base salary. Her annualized base salary was $510,000 for 2022.
(6)
Under our employment agreement with Dr. Morrow, we agreed to provide a one-time payment to offset losses Dr. Morrow incurred in connection with the transitioning of her employment to the Company.
(7)
Since January 2020, under the Mandate Agreement, Dr. Novak has continued to provide services, on a part-time basis, as our President and Chairman of the Board of Directors. Pursuant to the terms of the Mandate Agreement, Dr. Novak is entitled to receive annual compensation in an amount equivalent to $190,000, payable in Swiss francs. Dr. Novak is not eligible to receive compensation pursuant to our executive compensation program or under our non-employee director compensation policy.
(8)
Amount represents amounts paid to Oriolus Consulting LLC for Value Added Tax, or VAT.

Grants of Plan-Based Awards for Fiscal Year 2022

The following table sets forth the individual awards made to each of our NEOs during 2022, other than Dr. Novak. Dr. Novak was not eligible to receive any non-equity or equity plan-based awards in 2022. See Note 7 to the “Summary Compensation Table” above for more information. For a description of the types of awards indicated below, please see “Executive Compensation—Compensation Discussion and Analysis” above:

Name	Grant Date (1)		Approval Date	Estimated future payouts under non-equity incentive plan awards: Target ($)(2)	Estimated future payouts under equity incentive plan awards: Target (#)(3)		All other stock awards: Number of shares of stock or units (#)(4)		All other option awards: Number of securities underlying options (#)(5)	Exercise or base price of stock and option awards ($/Share)(6)	Grant date fair value of stock and option awards ($)(7)
Samarth Kulkarni, Ph.D.				490,000	—		—		—	—	—
	2/18/2022		2/14/2022	—	—		53,000		—	—	3,089,370
	2/18/2022		2/14/2022	—	—		—		115,000	58.29	4,213,239
	8/16/2022			—	150,000	(8)	—		—	—	10,225,500
	8/16/2022			—	—		25,000	(8)	—	—	1,896,250
Brendan Smith				202,500	—		—		—	—	—
	2/18/2022		2/14/2022	—	—		15,300		—	—	891,837
	2/18/2022		2/14/2022	—	—		—		30,000	58.29	1,099,106
	8/16/2022			—	—		10,000	(8)	—	—	758,500
	10/7/2022			—	—		—		14,000	61.65	572,980
James R. Kasinger				202,500	—		—		—	—	—
	2/18/2022		2/14/2022	—	—		15,300		—	—	891,837
	2/18/2022		2/14/2022	—	—		—		34,200	58.29	1,252,981
	8/16/2022			—	—		20,000	(8)	—	—	1,517,000
	10/7/2022			—	—		—		14,000	61.65	572,980
Lawrence O. Klein, Ph.D.				250,000	—		—		—	—	—
	2/18/2022		2/14/2022	—	—		20,400		—	—	1,189,116
	2/18/2022		2/14/2022	—	—		—		46,200	58.29	1,629,791
	8/16/2022			—	—		12,500	(8)	—	—	948,125
Phuong Khanh Morrow, M.D. FACP				139,453	—		—		—	—	—
	5/23/2022	(9)	5/2/2022	—	—		27,750		—	—	1,518,203
	5/23/2022	(9)	5/2/2022	—	—		—		90,000	54.71	3,185,013
	10/7/2022			—	—		—		9,380	61.65	383,897

(1)
Awards of stock options and restricted stock units granted in February 2022 are reflective of, and were awarded based upon, the Company’s performance in 2021. Awards of stock options granted in October 2022 are reflective of, and were awarded based upon, the Company’s performance in 2022. Awards of stock options and restricted stock units granted in March 2023 are reflective of 2022 performance and will be reported in next year’s proxy statement in accordance with applicable SEC rules.
(2)
Represents the target amount of each executive’s cash incentive payments under our 2022 annual cash incentive program as established by the Compensation Committee and described in “Executive Compensation—Compensation Discussion and Analysis” above. Actual payments made for 2022 are provided in the “Summary Compensation Table.” Cash incentive payments are not subject to threshold or maximum payout levels and, accordingly, those columns have been omitted.
(3)
Dr. Kulkarni was granted 150,000 performance stock units with market-based vesting conditions in which Dr. Kulkarni is eligible to receive between zero and 150,000 common shares at the end of a three-year service period based upon achieving a specified average stock price for a defined period of time and his continued service to us or any of our subsidiaries. See “Executive Compensation—Compensation Discussion and Analysis—Primary Elements of Executive Compensation Program—Retention-focused RSUs” above fore more detail.
(4)
Awards of stock options and restricted stock units granted in February 2022 are reflective of, and were awarded based upon, the Company’s performance in 2021. Awards of stock options granted in October 2022 are reflective of, and were awarded based upon, the Company's performance in 2022. Awards of stock options and restricted stock units granted in March 2023 are reflective of 2022 performance and will be reported in next year’s proxy statement in accordance with applicable SEC rules. Restricted stock units are subject to time-based vesting criteria established by the Compensation Committee and described in the footnotes to the “Outstanding Equity Awards at December 31, 2022” table below.
(5)
Options are subject to time-based vesting criteria established by the Compensation Committee and described in the footnotes to the “Outstanding Equity Awards at December 31, 2022” table below.
(6)
The exercise price of these stock options is equal to the closing price of our common shares on the Nasdaq Global Market on the grant date.
(7)
Amounts represent the grant date fair value of the NEO’s stock options and restricted stock units, calculated in accordance with FASB ASC Topic 718. The grant date fair value of our stock options is calculated using a Black-Scholes valuation model. For purposes of these calculations, we have disregarded the estimate of forfeitures related to service-based vesting conditions.
(8)
This award of restricted stock units was granted for retention purposes. For additional information, see “Executive Compensation—Compensation Discussion and Analysis—Primary Elements of Executive Compensation Program—Retention-focused RSUs” above.
(9)
Awards of stock options and restricted stock units granted to Dr. Morrow in May 2022 were awarded in connection with Dr. Morrow’s employment pursuant to her employment agreement. Dr. Morrow joined the Company as Chief Medical Officer on May 23, 2022.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth certain information with respect to outstanding equity awards held by each of our NEOs as of December 31, 2022.

		Option Awards (1)					Stock Awards (2)			Equity Incentive Plan Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)	Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)
Samarth Kulkarni, Ph.D.	5/3/2017	13,751		—	16.21	5/3/2027	—		—	—	—
	12/1/2017	204,582		—	19.12	12/1/2027	—		—	—	—
	12/1/2017	150,000	(4)	—	19.12	12/1/2027	—		—	—	—
	3/7/2018	136,000		—	51.49	3/7/2028	—		—	—	—
	6/15/2018	109,000		—	59.31	6/15/2028	—		—	—	—
	3/5/2019	234,375		15,625	40.87	3/5/2029	—		—	—	—
	3/10/2020	97,625		44,375	44.67	3/10/2030	—		—	—	—
	3/10/2020	—		—	—	—	11,833	(5)	481,011	—	—
	10/5/2020	25,638		21,695	86.75	10/5/2030	—		—	—	—
	3/11/2021	43,750		56,250	133.88	3/11/2031	—		—	—	—
	3/11/2021	—		—	—	—	27,000	(6)	1,097,550	—	—

	10/15/2021	12,541		30,459		97.00	10/15/2031	—		—	—		—
	2/18/2022	23,958		91,042		58.29	2/18/2032	—		—	—		—
	2/18/2022	—		—		—	—	53,000	(8)	2,154,450	—		—
	8/16/2022	—		—		—	—	—		—	150,000	(9)	6,097,500
	8/16/2022	—		—		—	—	25,000	(10)	1,016,250	—		—
Brendan Smith (13)	10/14/2021	26,250	(3)	63,750	(3)	98.70	10/14/2031	—		—	—		—
	10/14/2021	—		—		—	—	11,250	(7)	457,313	—		—
	2/18/2022	6,250		23,750		58.29	2/18/2032	—		—	—		—
	2/18/2022	—		—		—	—	15,300	(8)	621,945	—		—
	8/16/2022	—		—		—	—	10,000	(11)	406,500	—		—
	10/7/2022	583		13,417		61.65	10/7/2032	—		—	—		—

James R. Kasinger	5/31/2017	93,632	(3)	—		13.62	5/31/2027	—		—	—		—
	3/7/2018	12,500		—		51.49	3/7/2028	—		—	—		—
	6/15/2018	32,000		—		59.31	6/15/2028	—		—	—		—
	3/5/2019	60,937		4,063		40.87	3/5/2029	—		—	—		—
	3/10/2020	24,062		10,938		44.67	3/10/2030	—		—	—		—
	3/10/2020	—		—		—	—	2,833	(5)	115,161	—		—
	10/5/2020	6,319		5,347		86.75	10/5/2030	—		—	—		—
	3/11/2021	11,095		14,265		133.88	3/11/2031	—		—	—		—
	3/11/2021	—		—		—	—	6,750	(6)	274,388	—		—
	10/15/2021	3,150		7,650		97.00	10/15/2031	—		—	—		—
	2/18/2022	7,125		27,075		58.29	2/18/2032	—		—	—		—
	2/18/2022	—		—		—	—	15,300	(8)	621,945	—		—
	8/16/2022	—		—		—	—	20,000	(11)	813,000	—		—
	10/7/2022	583		13,417		61.65	10/7/2032	—		—	—		—
Lawrence O. Klein, Ph.D. (14)	6/15/2017	1,332		—		14.43	6/15/2027	—		—	—		—
	11/15/2017	1,500		—		17.66	11/15/2027	—		—	—		—
	3/7/2018	38,000		—		51.49	3/7/2028	—		—	—		—
	1/2/2019	4,833	(3)	417	(3)	29.87	1/2/2029	—		—	—		—
	3/5/2019	22,187		2,813		40.87	3/5/2029	—		—	—		—
	3/10/2020	25,812		17,188		44.67	3/10/2030	—		—	—		—
	3/10/2020	—		—		—	—	4,583	(5)	186,299	—		—
	10/5/2020	9,027		7,639		86.75	10/5/2030	—		—	—		—
	3/11/2021	14,583		18,751		133.88	3/11/2031	—		—	—		—
	3/11/2021	—		—		—	—	9,000	(6)	365,850	—		—
	10/15/2021	4,025		9,775		97.00	10/15/2031	—		—	—		—
	2/18/2022	9,625		36,575		58.29	2/18/2032	—		—	—		—
	2/18/2022	—		—		—	—	20,400	(8)	829,260	—		—
	8/16/2022	—		—		—	—	12,500		508,125	—		—
Phuong Khanh Morrow, M.D. FACP	5/23/2022	—		90,000	(3)	54.71	5/23/2032	—		—	—		—
	5/23/2022	—		—		—	—	27,750	(12)	1,128,038	—		—
	10/7/2022	390		8,990		61.65	10/7/2032	—		—	—		—
Rodger Novak, M.D.	9/30/2016	61,893	(15)	—		14.00	10/18/2026	—		—	—		—
	6/15/2017	103,759		36,556	(15)	14.43	6/15/2027	—		—	—		—
(1)
Unless otherwise specified below, each award vests in equal monthly installments commencing upon the vesting commencement date, subject to continuous service through each such date. Awards granted prior to October 18, 2016 were made pursuant to our 2015 Stock Option and Grant Plan, awards granted on or after October 18, 2016 and prior to June 15, 2018 were made pursuant to our Amended and Restated 2016 Stock Option and Incentive Plan. Awards granted on or after June 15, 2018 were made under our 2018 Plan.
(2)
The market value is calculated by multiplying the number of unvested shares by $40.65, which was the fair market value of our common shares as of December 30, 2022, the last trading day of our common shares in 2022.
(3)
This option vests with respect to 25% of the shares on the first anniversary of the vesting commencement date and the remaining 75% vests in equal monthly installments over the next three years thereafter, subject to continuous service through each such date.
(4)
This option was subject to both time- and performance-based vesting. The performance-based vesting was deemed satisfied subject to achievement of certain share price targets prior to the third anniversary of the date of grant. Seventy-five percent (75%) of the stock option became vested and exercisable on the third anniversary of the date of grant, subject to continuous employment through such date, and the remaining

25% of the stock option became vested and exercisable upon the fourth anniversary of the date of grant, subject to continuous employment through such date.
(5)
This award of restricted stock units vests in three installments on March 10, 2021 (one-third), March 10, 2022 (one-third) and March 10, 2023 (one-third).
(6)
This award of restricted stock units vests in four installments on March 11, 2022 (one-fourth), March 11, 2023 (one-fourth), March 11, 2024 (one-fourth) and March 11, 2025 (one-fourth).
(7)
This award of restricted stock units vests in four installments on October 14, 2022 (one-fourth), October 14, 2023 (one-fourth), October 14, 2024 (one-fourth) and October 14, 2025 (one-fourth).
(8)
This award of restricted stock units vests in four installments on February 18, 2023 (one-fourth), February 18, 2024 (one-fourth), February 18, 2025 (one-fourth) and February 18, 2026.
(9)
This performance stock unit award is subject to both time- and market-based vesting. The market-based vesting is subject to achievement of certain share price targets prior to the end of a three-year service period. See “Executive Compensation— Compensation Discussion and Analysis—Primary Elements of Executive Compensation Program—Retention-focused RSUs” for additional details regarding this award.
(10)
This award of restricted stock units vests in one installment on August 16, 2025.
(11)
This award of restricted stock units vests in one installment on February 16, 2025.
(12)
This award of restricted stock units vests in four installments on May 23, 2023, May 23, 2024, May 23, 2025 and May 23, 2026.
(13)
Mr. Smith resigned as Chief Financial Officer as of the close of business on March 13, 2023. He remained an employee of CRISPR Therapeutics, Inc. through March 31, 2023, at which time his outstanding unvested stock options and unvested restricted stock unit awards were forfeited. Mr. Smith has three months following his last day of employment with CRISPR Therapeutics, Inc. to exercise his outstanding and vested stock options.
(14)
Dr. Klein resigned as Chief Operating Officer on October 27, 2022. He remained an employee of CRISPR Therapeutics, Inc. through December 23, 2022. On December 23, 2022, Dr. Klein entered into a short-term consulting agreement with CRISPR Therapeutics, Inc. through March 10, 2023, at which time his outstanding unvested stock options and unvested restricted stock unit awards were forfeited.
(15)
Until December 1, 2018, this option vested in 48 equal monthly installments commencing upon the vesting commencement date. From and after December 1, 2018, subject to Dr. Novak’s continued service with the Company and consistent with the terms of that certain Employment Agreement, dated December 1, 2017, by and between Dr. Novak and the Company, such award was amended and continues to vest on the original vesting schedule but at the rate of 50% of the number of shares originally scheduled to vest on any vesting date, and the original vesting schedule was extended to reflect the amended schedule.

Option Exercises and Stock Vested in Fiscal Year 2022

The following table sets forth the number of shares acquired and the value realized upon exercises of stock options and vesting of restricted stock units, or RSUs, during the fiscal year ended December 31, 2022 by each of our NEOs.

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (2)
Samarth Kulkarni, Ph.D.	233,233	10,548,686	60,834	3,471,577
Brendan Smith	—	—	3,750	202,763
James R. Kasinger	—	—	11,751	678,473
Lawrence O. Klein, Ph.D.	7,584	196,887	20,917	1,197,088
Phuong Khanh Morrow, M.D. FACP	—	—	—	—
Rodger Novak, M.D.	—	—	—	—

(1)
The value realized upon the exercise of stock option awards does not represent proceeds from any sale of any common stock acquired upon exercise but is determined by multiplying the number of shares acquired upon exercise by the difference between the per share exercise price of the option and the closing price of a common share on the Nasdaq Global Market at each time of exercise.
(2)
The value realized upon vesting of restricted stock and RSUs is calculated by multiplying the number of shares of restricted stock and RSUs vested by the market price on the vest date.

Potential Payments on Termination or Change in Control

Our wholly-owned subsidiary, CRISPR Therapeutics, Inc., has entered into employment agreements with each of our NEOs, other than Dr. Novak, in connection with their employment with us (together, the “NEO Employment

Agreements”). The NEO Employment Agreements provide for “at will” employment. The material terms of the NEO Employment Agreements are summarized below in the section “Executive Compensation—NEO Compensation Tables—Employment and Other Arrangements with our NEOs.” Additionally, we have entered into Service Agreements (as such term is defined below under “Employment and Other Arrangements with our NEOs – Service Agreements with Dr. Novak”) with Dr. Novak.

Under the terms of the NEO Employment Agreements, each NEO (other than Dr. Novak) is entitled to receive certain change-in-control payments and benefits if such NEO is terminated by us or our acquirer or successor without cause or resigns for good reason (as such terms are defined in the employment agreements), in either case, within stipulated periods after the consummation of a sale event, subject to such NEO’s compliance with the terms of such NEO’s employment agreement, including an execution and non-revocation of a general release of claims.

In addition, under the terms of the Service Agreements with Dr. Novak, Dr. Novak is entitled to receive certain change-in-control benefits if Dr. Novak no longer provides services to us as President, and such termination is without cause (as such term is defined in the Service Agreements) within a stipulated period after a change-in-control, subject to Dr. Novak’s compliance with the terms of the Service Agreements.

The following table quantifies the potential payments that would have become due to our NEOs (other than Dr. Novak) assuming that one of the triggering events described under such NEO’s respective employment agreement occurred as of December 31, 2022, as well as potential payments that would have become due to Dr. Novak assuming that one of the triggering events described under the Service Agreements occurred as of December 31, 2022.

Name (1)	Termination without Cause or Resignation for Good Reason Not in Connection with a Change in Control ($)		Termination without Cause or Resignation for Good Reason in Connection with a Change in Control ($)
Samarth Kulkarni, Ph.D.
Cash Severance Payment	700,000	(2)	700,000	(2)
Cash Incentive Bonus Payment	490,000	(3)	490,000	(3)
Continued Equity Vesting - (Time-Based)	1,385,474	(4)	—
Accelerated Equity Vesting—(Time-Based)	—		7,798,011	(5)
Brendan Smith
Cash Severance Payment	225,000	(6)	450,000	(2)
Cash Incentive Bonus Payment	101,250	(7)	202,500	(3)
Continued Equity Vesting - (Time-Based)	155,486	(8)	—
Accelerated Equity Vesting—(Time-Based)	—		1,485,758	(5)
James R. Kasinger
Cash Severance Payment	225,000	(6)	450,000	(2)
Cash Incentive Bonus Payment	101,250	(7)	202,500	(3)
Continued Equity Vesting - (Time-Based)	362,110	(8)	—
Accelerated Equity Vesting—(Time-Based)	—		1,824,494	(5)
Phuong Khanh Morrow, M.D. FACP
Cash Severance Payment	255,000	(6)	510,000	(2)
Cash Incentive Bonus Payment	114,750	(7)	229,500	(3)
Continued Equity Vesting - (Time-Based)	282,030	(8)	—
Accelerated Equity Vesting—(Time-Based)	—		1,128,038	(5)
Rodger Novak, M.D.
Cash Severance Payment	—		—
Cash Incentive Bonus Payment	—		—
Continued Equity Vesting - (Time-Based)	—		—
Accelerated Equity Vesting—(Time-Based)	—		479,249	(9)

(1)
Mr. Klein resigned as our Chief Operating Officer on October 27, 2022 and terminated employment on December 23, 2022. See Note 4 to the “Summary Compensation Table” above for more information regarding Dr. Klein's resignation.
(2)
Represents twelve months of the NEO’s base salary.
(3)
Represents one times (1x) the NEO’s target annual bonus opportunity.
(4)
Represents twelve months of vesting for unvested awards as of December 31, 2022 based on the market price of our common shares on December 30, 2022 of $40.65.

(5)
Represents full vesting of time-based equity awards based on the market price of our common stock on December 30, 2022 of $40.65 and 75,000 shares of time-based and performance-based equity awards based on the market price of our common stock on December 30, 2022 of $40.65. See “Executive Compensation—Compensation Discussion and Analysis—Primary Elements of Executive Compensation Program—Retention-focused RSUs” for additional details regarding this award.
(6)
Represents six months of the NEO’s base salary.
(7)
Represents 0.5x the NEO’s target annual bonus opportunity.
(8)
Represents six months of vesting for unvested awards as of December 31, 2022 based on the market price of our common shares on December 30, 2022 of $40.65.
(9)
Represents full vesting of fifty percent of the unvested equity held by Dr. Novak as of December 31, 2022 based on the market price of our common shares on December 30, 2022 of $40.65.

Employment and Other Arrangements with our NEOs

NEO Employment Agreements

Our wholly-owned subsidiary, CRISPR Therapeutics, Inc., has entered into employment agreements with each of our NEOs, other than Dr. Novak, in connection with their employment with us. These employment agreements provide for “at will” employment. The material terms of the employment agreements with Dr. Kulkarni, Mr. Kasinger, Dr. Morrow, Dr. Klein and Mr. Smith are summarized below.

Samarth Kulkarni, Ph.D. In October 2017, CRISPR Therapeutics, Inc. entered into a second amended and restated employment agreement with Dr. Kulkarni. As of January 1, 2023, Dr. Kulkarni receives an annual base salary in an amount equal to $724,500, and Dr. Kulkarni’s annual target bonus is currently set at not less than 70% of his salary. Dr. Kulkarni is also eligible to participate in our employee benefit plans on the same terms as other executives.

James R. Kasinger. In May 2017, CRISPR Therapeutics, Inc. entered into an employment agreement with Mr. Kasinger. As of January 1, 2023, Mr. Kasinger receives an annual base salary in an amount equal to $465,800, and Mr. Kasinger’s annual target bonus is currently set at 45% of his annual base salary. Mr. Kasinger is also eligible to participate in our employee benefit plans on the same terms as other executives.

Phuong Khanh Morrow, M.D. FACP. In May 2022, CRISPR Therapeutics, Inc. entered into an employment agreement with Dr. Morrow. As of January 1, 2023, Dr. Morrow receives an annual base salary in an amount equal to $527,900, and Dr. Morrow’s annual target bonus is currently set at 45% of her annual base salary. Dr. Morrow is also eligible to participate in our employee benefit plans on the same terms as other executives.

Pursuant to each such employment agreement, if a NEO’s employment is terminated by CRISPR Therapeutics, Inc. without cause or by a named executive officer for good reason (in each case, as defined under such NEO’s respective employment agreement), such NEO, other than Dr. Kulkarni, is entitled to six months’ notice, or the notice period. In the case of Dr. Kulkarni, Dr. Kulkarni is entitled to twelve months’ notice. During any such notice period, and subject to a NEO’s execution of a release of claims in favor of CRISPR Therapeutics, Inc., such NEO would continue to receive base salary, benefits and, except to the extent the applicable equity award agreements provided otherwise, continued vesting during such period and would be entitled to receive an amount equal to his or her target bonus for the year in which the termination occurs, prorated based upon the number of days in the notice period.

During the notice period, the respective NEO will be placed on garden leave on the 15th day following receipt of the notice (or such earlier date as CRISPR Therapeutics, Inc. may determine in its sole discretion), and CRISPR Therapeutics, Inc. will be required to release such NEO from his or her working obligations for the remainder of the notice period. During this period of garden leave, such NEO may enter into other employment or consulting arrangements and accept board positions with other companies (subject to certain non-compete obligations). However, such NEO will continue to be entitled to all compensation under his or her employment agreement through the garden leave period.

In the case of a notice of termination by CRISPR Therapeutics, Inc. without cause or by a NEO for good reason, in each case, that occurs on or within 12 months following a change in control, all vesting or similar restrictions on any equity awards held by such NEO will vest and become exercisable or nonforfeitable upon the date of such termination, subject to his or her execution of a release. However, in the event CRISPR Therapeutics, Inc. determines at the time of the change in control, in its sole discretion and in reliance on opinion of counsel, that the acceleration described in the preceding sentence is not permissible under applicable law, all equity-based awards held by such NEO as of the date of the change in control, would vest and become exercisable or nonforfeitable as of the date of the change in control.

Prior to their resignations, we had similar arrangements with Dr. Klein and Mr. Smith.

Lawrence O. Klein, Ph.D. In January 2019, CRISPR Therapeutics, Inc. entered into an employment agreement with Dr. Klein. As of December 23, 2022, his last date of employment with us, Dr. Klein received an annual base salary in an amount equal to $500,000, and Dr. Klein’s annual target bonus was set at 50% of his annual base salary. Dr. Klein was also eligible to participate in our employee benefit plans on the same terms as other executives. On December 23, 2022, CRISPR Therapeutics, Inc. entered into a short-term consulting agreement with Dr. Klein through March 10, 2023, at which time his outstanding unvested stock options and unvested restricted stock unit awards were forfeited.

Brendan Smith. In October 2021, CRISPR Therapeutics, Inc. entered into an employment agreement with Mr. Smith. As of his termination date on March 31, 2023, Mr. Smith received an annual base salary in an amount equal to $450,000, and Mr. Smith’s annual target bonus was set at 45% of his annual base salary. Prior to his departure, Mr. Smith received his 2022 Annual Cash Bonus, as described above under “Executive Compensation—Compensation Discussion and Analysis—Primary Elements of Executive Compensation Program—2022 Annual Cash Bonuses”. Mr. Smith was also eligible to participate in our employee benefit plans on the same terms as other executives. Mr. Smith was not eligible for any additional compensation following his resignation and upon his departure.

Service Agreements with Dr. Novak

On December 27, 2019, we and Dr. Novak entered into a Termination Agreement, effective as of January 1, 2020 (such date, the “Transition Date”, and such agreement, the “Termination Agreement”), terminating that certain Employment Agreement, dated December 1, 2017, by and between Dr. Novak and us (the “Novak Employment Agreement”). In connection therewith, we entered into a Mandate Agreement with Oriolus Consulting LLC, an affiliate of, and on behalf of, Dr. Novak, effective as of the Transition Date (such agreement, the “Mandate Agreement”, and together with the Termination Agreement, the “Service Agreements”). Pursuant to the Mandate Agreement, Dr. Novak provides services as our part-time President and Chairman of the Board of Directors. Dr. Novak continues to serve as President and Chairman of the Board of Directors, provided that, pursuant to the Service Agreements, as of January 1, 2020, he no longer was in an employment relationship with us.

Pursuant to the terms of the Mandate Agreement, Dr. Novak is entitled to receive annual compensation in an amount equivalent to $190,000, payable in Swiss francs. Dr. Novak is not eligible to receive compensation pursuant to our non-employee director compensation policy. The Mandate Agreement will continue until (i) it is terminated by either party with respect to the President function or (ii) with respect to both the Chairman and the President function, on the calendar day on which Dr. Novak is no longer a member of our Board of Directors.

Pursuant to the terms of the Service Agreements, the outstanding unvested equity awards granted by us to, and held by, Dr. Novak as of January 1, 2020, have continued to vest in accordance with the Novak Employment Agreement and will continue to vest for so long as Dr. Novak provides services as our President or in such other officer position as is approved by our Board of Directors. If Dr. Novak’s service is terminated by us for unjustified cause or by Dr. Novak for justified cause, in each case, on or within 18 months following a change in control, then fifty percent of the unvested equity held by Dr. Novak as of December 1, 2018 shall accelerate and vest in full. However, in the event we determine at the time of the change in control, based upon an opinion of counsel, that the acceleration described in the preceding sentences is not permissible under applicable law, then fifty percent of the unvested equity held by Dr. Novak as of December 1, 2018, shall vest and become exercisable or nonforfeitable as of the date of the change in control.

Employment Agreement with Dr. Prasad

In connection with Dr. Prasad’s appointment as our Chief Financial Officer, CRISPR Therapeutics, Inc. entered into an employment agreement with him on March 14, 2023 on substantially the same terms as described above. As of March 14, 2023, Dr. Prasad receives an annual base salary in an amount equal to $465,000, and Dr. Prasad’s annual target bonus is currently set at 45% of his annual base salary. Dr. Prasad is also eligible to participate in our employee benefit plans on the same terms as other executives. In addition, Dr. Prasad was granted stock options to purchase 100,000 common shares and 40,000 restricted stock units with a grant date of March 14, 2023. The stock options will vest and become exercisable as to 25% of the underlying common shares on the first anniversary of the grant date, with the remaining 75% of the underlying common shares vesting in 36 equal monthly installments thereafter. The restricted stock units will vest in four annual installments commencing on the grant date. Dr. Prasad also received a one-time lost opportunity payment of $100,000.

Other Agreements

Employee Confidentiality, Non-Competition, Non-Solicitation and Assignment Agreements

Each of our NEOs has entered into an agreement with respect to confidential information and assignment of inventions. Among other things, this agreement obligates each NEO to refrain from disclosing any of our proprietary information received during the course of employment or other service and to assign to us any inventions conceived or developed during the course of employment or other service. In addition, our NEOs are also subject to certain non-competition and/or non-solicitation obligations as set forth in their respective employment or other agreements with us.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. In addition, subject to Swiss law, Article 29 of the Articles of Association provides for indemnification of the existing and former members of the Board of Directors, executive management and their heirs, executors and administrators, against liabilities arising in connection with the performance of their duties in such capacity, and permits us to advance the expenses of defending any act, suit or proceeding to our directors and executive management.

Furthermore, under general principles of Swiss employment law, an employer may be required to indemnify an employee against losses and expenses incurred by such employee in the proper execution of their duties under the employment agreement with the employer. In addition, as is customary for Swiss corporations and in accordance with Article 698, subsection 2, item 7 of the Swiss Code of Obligations, shareholders are requested to discharge the members of the Board of Directors and the Executive Committee from liability for the past business year. Discharge pursuant to the proposed resolution is only effective with respect to facts that have been disclosed to shareholders and only binds shareholders who either voted in favor of the proposal or who subsequently acquired shares with knowledge that the shareholders have approved this proposal.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

COMPENSATION COMMITTEE REPORT

The following Compensation Committee Report is not considered proxy solicitation material and is not deemed filed with the Securities and Exchange Commission. Notwithstanding anything to the contrary set forth in any of our filings made under the Securities Act of 1933 or the Exchange Act that might incorporate our filings under those statutes, the Compensation Committee Report shall not be incorporated by reference into any of our prior filings or into any of our future filings under those statutes.

The Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with the Company’s management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors, and the Board of Directors approved, that the Compensation Discussion and Analysis be included in this Proxy Statement for the Annual General Meeting and incorporated by reference in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

By the Compensation Committee of the Board of Directors of CRISPR Therapeutics AG.

Simeon George, M.D., Chairman
Ali Behbahani, M.D.
John T. Greene

CEO PAY RATIO DISCLOSURE

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the total annual compensation of our employees and the total annual compensation of Samarth Kulkarni, Ph.D., our CEO. This information is being provided for compliance purposes and is a reasonable estimate calculated in a manner consistent with SEC rules, based on our internal records and the methodology described below. The SEC rules for identifying the median compensated employee allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported below, as other companies have different employee populations and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios. Neither the Compensation Committee nor management of the Company used the CEO Pay Ratio measure in making compensation decisions.

Pay Ratio Disclosure

For 2022, our last completed fiscal year:

•
the total annual compensation of our median employee was $222,909 as determined in accordance with Item 402 of Regulation S-K; and
•
the total annual compensation of our CEO, as determined in accordance with Item 402 of Regulation S-K and reported in the “Summary Compensation Table” included elsewhere in this proxy statement, was $20,734,359.

Based on this information, for 2022, the ratio of the total annual compensation of Dr. Kulkarni, our CEO, to the total annual compensation of our median employee was approximately 93 to 1.

Methodology

We selected December 31, 2022, which is within the last three months of our fiscal year, as the date upon which we would identify the median employee. As of December 31, 2022, we had 458 employees globally, including 454 U.S. employees and four non-U.S. employees. In determining the identity of our median employee, we excluded four non-U.S. employees from the following countries, which in aggregate represents less than 5% of our workforce (the number of employees excluded from the country is indicated following the country name): Switzerland (three) and the U.K. (one). After excluding the countries and employees described above, we determined the identity of our median employee from a population of 454 U.S. employees.

Under the relevant rules, we were required to identify the median employee by use of a “consistently applied compensation measure,” or CACM. We chose a CACM that closely approximates the annual target total direct compensation of our employees. We identified the “median employee” by looking at annual base pay and the annual target cash incentive opportunity for all active U.S. employees as of that date. We did not make any cost-of-living adjustments and did not annualize compensation.

After applying our CACM methodology, we identified the median employee. Once the median employee was identified, we calculated the median employee’s annual target total direct compensation in accordance with the requirements of the “Summary Compensation Table.”

PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of our company. We make our compensation decisions independently of disclosure requirements. As a general matter, we do not use financial performance measures when setting compensation goals and making compensation decisions for our executive officers, except for certain performance-based equity awards with both market and service conditions granted to our Chief Executive Officer in August 2022. Accordingly, we have included “stock price” as our “company selected measure” in the below table.

					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid for PEO ($)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(3)	Average Compensation Actually Paid to Non-PEO NEOs ($)(4)	Total Shareholder Return ($)(5)	Peer Group Shareholder Return ($)(6)	Net (Loss) Income ($ in thousands) (7)	Company Stock Price ($)(8)
2022	20,734,359	1,727,717	3,860,812	2,095,986	66.74	111.27	(650,175)	49.67
2021	17,037,015	(27,368,684)	5,646,542	(2,811,574)	124.42	124.89	377,661	77.98
2020	9,105,256	76,943,907	3,190,258	22,262,442	251.39	125.69	(348,865)	142.11

(1)
Our principal executive officer (“PEO”) for the years presented was Samarth Kulkarni, Ph.D., our Chief Executive Officer. Amounts presented in this column are amounts of total compensation reported for Dr. Kulkarni for each corresponding year in the “Total” column of the “Summary Compensation Table”. Refer to “Executive Compensation— NEO Compensation Tables— Summary Compensation Table.”
(2)
Compensation actually paid to our PEO represents the amount of “compensation actually paid” to Dr. Kulkarni, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Dr. Kulkarni during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Dr. Kulkarni's total compensation (as reported in the “Summary Compensation Table”) for each year to determine the “compensation actually paid”:

Year	Reported Summary Compensation Table Total for PEO ($)	Deduction of Reported Value of Equity Awards ($)(i)	Equity Award Adjustments ($)(ii)	Compensation Actually Paid to our PEO ($)
2022	20,734,359	19,424,359	417,717	1,727,717
2021	17,037,015	15,774,627	(28,631,072)	(27,368,684)
2020	9,105,256	7,929,381	75,768,032	76,943,907
(i)
Reported value of equity awards represents the grant date fair value of equity awards as reflected in the total amounts reported in the “Share Awards” and “Option Awards” columns of the “Summary Compensation Table” for each corresponding year, which amounts are deducted from the “Summary Compensation Table” total.
(ii)
The equity award adjustments (referred to as the “Equity Award Adjustments”) for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in the same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. Equity values are calculated in accordance with FASB ASC Topic 718. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2022	8,521,013	(6,017,784)	918,718	(3,004,230)	—	—	417,717
2021	7,425,803	(20,341,274)	1,198,494	(16,914,095)	—	—	(28,631,072)
2020	24,580,689	39,211,747	1,772,191	10,203,405	—	—	75,768,032

(3) Amounts represent the average of the amounts reported for our NEOs as a group, excluding Dr. Kulkarni, or our Non-PEO NEOs, in the “Total” column of the “Summary Compensation Table” in each applicable year. Our non-PEO NEOs for the years presented were as follows:

Non-PEO NEOs
2020	2021	2022
James R. Kasinger, General Counsel	James R. Kasinger, General Counsel	James R. Kasinger, General Counsel
Lawrence O. Klein, Ph.D., former Chief Operating Officer	Lawrence O. Klein, Ph.D., former Chief Operating Officer	Lawrence O. Klein, Ph.D., former Chief Operating Officer
Tony W. Ho, M.D., former Executive Vice President, R&D	Tony W. Ho, M.D., former Executive Vice President, R&D	Phuong Khanh Morrow, M.D. FACP, Chief Medical Officer
Michael J. Tomsicek, former Chief Financial Officer	Michael J. Tomsicek, former Chief Financial Officer	Brendan Smith, former Chief Financial Officer
	Brendan Smith, former Chief Financial Officer	Rodger Novak, M.D., President and Chairman

(4) Compensation actually paid to our Non-PEO NEOs represents the average amount of “compensation actually paid” to our Non-PEO NEOs, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to our Non-PEO NEOs during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the Non-PEO NEOs for each year (as reported in the “Summary Compensation Table”) to determine the average “compensation actually paid”, using the same methodology described above in Note (2):

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs ($)	Average Reported Value of Equity Awards ($)(i)	Average Equity Award Adjustments ($)(ii)	Average Compensation Actually Paid to our Non-PEO NEOs ($)
2022	3,860,812	1,647,420	(117,407)	2,095,986
2021	5,646,542	2,363,065	(6,095,051)	(2,811,574)
2020	3,190,258	1,231,368	20,303,552	22,262,442

(i)
Average reported value of equity awards represents the average amounts reported in the “Share Awards” and “Option Awards” columns of the “Summary Compensation Table” for each corresponding year for our Non-PEO NEOs, which are deducted from the average reported summary compensation table total.

(ii)
The amounts deducted or added in calculating the total Average Equity Award adjustments are as follows:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2022	1,509,363	(1,256,206)	184,940	(555,504)	—	—	(117,407)
2021	2,246,917	(5,483,881)	254,538	(3,112,625)	—	—	(6,095,051)
2020	7,683,756	11,104,395	558,750	956,651	—	—	20,303,552

(5) Total shareholder return (“TSR”) represents the cumulative total shareholder return of the Company over the measurement period. The measurement period is the period beginning at market close on the last trading day before the earliest fiscal year in the table above, through and including the end of the fiscal year for which cumulative total shareholder return is being calculated. The closing price has been converted into a fixed investment of $100, and the amounts included in the table above represent the value of such fixed investment based on the cumulative shareholder returns as of the end of that year.

(6) Total peer group shareholder return represents the cumulative total shareholder return of the Nasdaq Biotechnology Index (NBI) over the measurement period. The measurement period is the period beginning at market close on the last trading day before the earliest fiscal year in the table above, through and including the end of the fiscal year for which cumulative total shareholder return is being calculated. The closing price has been converted into a fixed investment of $100, and the amounts included in the table above represent the value of such fixed investment based on the cumulative shareholder returns as of the end of that year.

(7) Net income (loss) is reflected in our consolidated audited financial statements for the applicable year.

(8) As indicated above, performance-based equity awards with both market and service conditions were granted to our Chief Executive Officer in August 2022. The “stock price” included as our “Company Selected Measure” for 2022 reflects the average price of our common stock for the thirty-day period ending December 31, 2022, 2021, and 2020. We did not use any financial performance measures to link executive compensation to our financial performance in 2020 and 2021.

Tabular List

Item 402(v) of Regulation S-K requires us to identify the most important financial measure that we used to link compensation actually paid to our named executive officers to company performance for the most recently completed fiscal year (the “Company-Selected Measure”). As discussed above under “Executive Compensation— Compensation Discussion and Analysis,” we granted performance-based equity awards to our Chief Executive Officer that contain both market-based and service-based vesting conditions. As a result, stock price is our Company-Selected Measure solely by virtue of being our only financial measure and was one of many factors considered in determining the compensation paid to our NEOs in 2022. Further, this financial performance measure applies solely to an award made to our Chief Executive Officer. No financial performance measures are used to link pay to performance for our non-PEO NEOs.

Analysis of the Information Presented in the Pay Versus Performance Table

We generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the “Pay Versus Performance” table:

Compensation Actually Paid and Company and Peer Group Total Shareholder Return (“TSR”)

The Compensation Actually Paid to our PEO and the average amount of Compensation Actually Paid to our Non-PEO NEOs during the periods presented above are not directly correlated to the Company and Peer Group TSR.

The following chart sets forth the relationship between Compensation Actually Paid to our PEO and the average amount of Compensation Actually Paid to our Non-PEO NEOs during the periods presented and the Company and Peer Group TSR.

We do utilize several performance measures to align executive compensation with our performance, but those tend not to be financial performance measures, such as TSR. For example, as described in more detail above in the section “Executive Compensation—Compensation Discussion and Analysis—Primary Elements of Executive Compensation Program—Annual Cash Bonuses,” part of the compensation our named executive officers are eligible to receive consists of annual performance-based cash bonuses which are designed to provide appropriate incentives to our executives to achieve defined annual corporate goals and to reward our executives for individual achievement towards these goals, subject to certain employment criteria as described above under “Executive Compensation—Compensation Discussion and Analysis—Other Employee Benefits—Employment and Other Arrangements with our NEOs.” Additionally, we view stock options, which are an integral part of our executive compensation program, as related to company performance although not directly tied to TSR, because they provide value only if the market price of our common stock increases, and if the executive officer continues in our service over the vesting period. These stock option awards strongly align our executive officers’ interests with those of our stockholders by providing a continuing financial incentive to maximize long-term value for our stockholders and by encouraging our executive officers to continue in our service for the long-term.

Compensation Actually Paid and Net Income (Loss)

The Compensation Actually Paid to our PEO and the average amount of Compensation Actually Paid to our Non-PEO NEOs during the periods presented are not directly correlated to Net (Loss) Income. The following chart sets forth the relationship between Compensation Actually Paid to our PEO and the average amount of Compensation Actually Paid to our Non-PEO NEOs during the periods presented and Net (Loss) Income.

Because we are not yet a commercial-stage company, we did not have any revenue during the periods presented, other than non-recurring revenue in 2021 associated with our collaboration agreements with Vertex and an upfront payment we received in connection with the amendment and restatement of our joint development and commercialization agreement with Vertex. Consequently, we have not historically looked to net income (loss) as a performance measure for our executive compensation program.

Compensation Actually Paid and Company’s Average Stock Price

The Compensation Actually Paid to our PEO and the average amount of Compensation Actually Paid to our Non-PEO NEOs during the periods presented are not directly correlated to the Company Stock Price. The following chart sets forth the relationship between Compensation Actually Paid to our PEO and the average amount of Compensation Actually Paid to our Non-PEO NEOs during the periods presented and the Company’s average stock price for the thirty-day period ending December 31, 2022, 2021, and 2020.

As described above, we generally do not use financial performance measures when setting compensation goals and making compensation decisions for our executive officers, except for certain performance-based equity awards with both market and service conditions granted to our Chief Executive Officer in August 2022. Accordingly, we have included “stock price” as our “company selected measure” for 2022, although we did not use any financial performance measures to link executive compensation to our financial performance in 2020 and 2021.

DIRECTOR COMPENSATION

We have adopted a non-employee director compensation policy, which is designed to provide a total compensation package that enables us to attract and retain, on a long-term basis, high caliber non-employee directors. Under the non-employee director compensation policy, our non-employee directors are compensated as follows:

•
each non-employee director will receive an annual cash fee of $45,000 ($65,000 for the chairman of the Board of Directors);
•
each non-employee director who is a member of the Audit Committee will receive an additional annual cash fee of $10,000 ($20,000 for the Audit Committee chairman);
•
each non-employee director who is a member of the Compensation Committee will receive an additional annual cash fee of $7,500 ($15,000 for the Compensation Committee chairman);
•
each non-employee director who is a member of the Nominating Committee will receive an additional annual cash fee of $5,000 ($10,000 for the Nominating Committee chairman);
•
the lead independent director will receive an additional annual cash fee of $10,000;
•
each new non-employee director will receive an initial grant of an option to purchase 24,000 common shares upon his or her initial election to our Board of Directors; and
•
each returning non-employee director will receive an annual grant of an option to purchase 12,000 common shares upon the date of the annual general meeting of shareholders.

In addition, upon the recommendation of the Compensation Committee, the Board of Directors approved and adopted a revised non-employee director compensation policy in March 2023, with the below changes to be effective following the 2023 Annual General Meeting:

•
each new non-employee director will receive an initial grant of an option to purchase 26,000 common shares upon his or her initial election to our Board of Directors; and
•
each returning non-employee director will receive an annual grant of an option to purchase 13,000 common shares upon the date of the annual general meeting of shareholders.

The stock options granted to our non-employee directors will have an exercise price equal to the fair market value of our common shares on the date of grant and will expire ten years after the date of grant. The initial stock options granted to new non-employee directors will vest in equal monthly installments over a three-year period following the grant date, subject to such director’s continued service on the Board of Directors. The annual stock options granted to our non-employee directors will vest in twelve equal monthly installments and will vest in full upon the earlier of the first anniversary of the date of grant or the date of the following annual general meeting of shareholders, subject to such director’s continued service on the Board of Directors. Any initial stock options and annual stock options granted to each of our non-employee directors will automatically accelerate and become fully vested and exercisable upon the non-employee director’s death or disability or upon a sale event (as defined in the equity plan).

All cash fees will be paid quarterly, in arrears, or upon the earlier resignation or removal of the non-employee director. The amount of each payment will be prorated for any portion of a quarter that a non-employee director is not serving on our Board of Directors, based on the number of calendar days served by such non-employee director.

Each non-employee director is also entitled to reimbursement for reasonable travel and other expenses incurred in connection with attending meetings of the Board of Directors and any committee on which he or she serves.

In addition, pursuant to Swiss law and Article 18 of the Articles of Association of the Company, our shareholders must annually approve (i) the non-performance-related compensation of our Board of Directors for the next term of office and (ii) any additional compensation of the Board of Directors for the preceding business year. At our 2022 annual general meeting, shareholders approved the proposed compensation for the Board of Directors. For more information regarding the binding votes on aggregate compensation for our Board of Directors, see “Matters to be Voted On—Proposals 6.a-6.e: Approval of Compensation for the Board of Directors and the Executive Committee—.”

Director Compensation Table

The following table sets forth a summary of the compensation for our non-employee directors during 2022.

Board Member (1)(2)	Fees Earned or Paid in Cash ($)(3)	Option Awards ($)(4)(5)	All Other Compensation ($)	Total
Ali Behbahani, M.D.	62,500	548,431	—	610,931
Bradley Bolzon, Ph.D. (6)	50,000	548,431	—	598,431
Maria Fardis, Ph.D. (7)	25,250	1,096,863	—	1,122,113
H. Edward Fleming, Jr., M.D.	55,000	548,431	—	603,431
Simeon J. George, M.D.	60,000	548,431	—	608,431
John T. Greene	72,500	548,431	—	620,931
Katherine A. High, M.D.	50,000	548,431	—	598,431
Douglas A. Treco, Ph.D.	70,000	548,431	—	618,431
(1)
Dr. Kulkarni, our Chief Executive Officer, does not receive any compensation for his service a member of our Board of Directors. The compensation received by Dr. Kulkarni, as a named executive officer of our company, is presented in “Executive Compensation—NEO Compensation Tables—Summary Compensation Table—2022.”
(2)
Dr. Novak, our President, does not receive any compensation for his service as a member of our Board of Directors. The compensation received by Dr. Novak, as a named executive officer of our company, is presented in “Executive Compensation—NEO Compensation Tables—Summary Compensation Table—2022.”
(3)
Amounts reported represent fees earned by each director for their service on the Board of Directors and any committee or committees thereof for the year ending December 31, 2022. Each director was eligible to receive compensation in accordance with the policy described above during the year 2022.
(4)
These amounts represent the aggregate grant date fair value of awards granted to our directors in 2022, computed in accordance with FASB ASC Topic 718. See Note 11 to the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2022 regarding assumptions underlying the valuation of equity awards.
(5)
The aggregate amount of stock option awards outstanding as of December 31, 2022 for the non-employee directors of our Board of Directors was: Dr. Behbahani: 112,000; Dr. Bolzon: 112,000; Dr. Fardis: 24,000; Dr. Fleming: 37,000; Dr. George: 112,000; Mr. Greene: 77,000; Dr. High: 67,000; and Dr. Treco: 52,000.
(6)
As disclosed on a Current Report on Form 8-K filed with the SEC on March 29, 2023, Dr. Bolzon resigned from our Board of Directors effective as of the close of business on March 28, 2023.
(7)
Dr. Fardis received an initial grant of options upon her initial election to our Board of Directors at the 2022 annual general meeting in accordance with our non-employee director compensation policy described above.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides information about the securities authorized for issuance under our equity compensation plans as of December 31, 2022. As of December 31, 2022, we had four equity compensation plans, each of which was approved by our shareholders: the 2015 Stock Option and Grant Plan, or 2015 Plan, the Amended and Restated 2016 Stock Option and Incentive Plan, or 2016 Plan, the 2016 Employee Stock Purchase Plan, or 2016 ESPP, and the 2018 Stock Option and Incentive Plan, as amended, or 2018 Plan.

Equity Compensation Plan Information

Name	Number of securities to be issued upon exercise of outstanding options, RSU’s, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	8,450,418	60.92	10,677,201	(2)
Equity compensation plans not approved by security holders (3)	105,000	12.57	3,183
Total	8,555,418		10,680,384
(1)
The weighted average exercise price is calculated based solely on outstanding stock options.
(2)
As of December 31, 2022, (i) 10,338,717 shares remained available for future issuance under the 2018 Plan and (ii) 341,667 shares remained available for future issuance under the 2016 ESPP.
(3)
In 2016, prior to our initial public offering, we granted stock options to certain then-employees and nonemployee advisors outside of our shareholder-approved plans. These options generally have terms and conditions consistent with our 2015 Plan.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Our Audit Committee has reviewed our audited consolidated financial statements and the statutory financial statements for the year ended December 31, 2022 and discussed them with our management and our independent registered public accounting firm, Ernst & Young LLP and our statutory auditor, Ernst & Young AG.

Our Audit Committee has also received from, and discussed with, Ernst & Young LLP various communications that Ernst & Young LLP is required to provide to our Audit Committee, including the matters required to be discussed by the statement on Auditing Standard No. 1301, “Communication with Audit Committees,” as adopted by the Public Company Accounting Oversight Board.

In addition, Ernst & Young LLP provided our Audit Committee with the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the Company’s independent registered public accounting firm their independence.

Based on the review and discussions referred to above, our Audit Committee recommended to our Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2022.

By the Audit Committee of the Board of Directors of CRISPR Therapeutics AG.

John T. Greene, Chair
H. Edward Fleming, Jr., M.D.
Douglas A. Treco, Ph.D.

MATTERS TO BE VOTED ON

Proposal 1: Approval of the Swiss Management Report, the Consolidated Financial Statements and the Statutory Financial Statements of CRISPR Therapeutics AG

Explanation

Under Swiss law, a company must submit a management report, its consolidated financial statements and its statutory financial statements to shareholders for approval or disapproval at each annual general meeting. In the event of a negative vote on this proposal by shareholders, the Board of Directors will call an extraordinary general meeting of shareholders for reconsideration of this proposal by shareholders.

The “management report” under Swiss law consists of (i) the Company’s 2022 Annual Report; (ii) the consolidated financial statements of CRISPR Therapeutics AG for the year ended December 31, 2022, including the report thereto of the Company’s statutory auditor; (iii) the statutory financial statements of CRISPR Therapeutics AG, including the report thereto of the Company’s statutory auditor, and (iv) the Company’s 2022 Compensation Report, prepared in compliance with Swiss law, including the report thereto of the Company’s statutory auditor. Copies of these documents are available on the Internet at ir.crisprtx.com/swiss-statutory-financial-statements-and-audit-reports, as well as www.proxydocs.com/CRSP and in our 2022 Annual Report, upon written request, and will also be available for physical inspection at the Company’s registered office at CRISPR Therapeutics AG, Baarerstrasse 14, 6300 Zug, Switzerland.

Ernst & Young AG, Basel have audited the consolidated financial statements of the Company as the Company’s statutory auditors and have issued an unqualified recommendation to the 2023 Annual General Meeting that the consolidated and statutory financial statements of CRISPR Therapeutics AG for the year ended December 31, 2022 be approved. Ernst & Young AG expressed their opinion that the “consolidated financial statements for the year ended December 31, 2022 present fairly, in all material respects, the financial position, the results of operations and the cash flows in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and comply with Swiss law.”

Further Ernst & Young AG expressed their opinion and confirmed that the consolidated financial statements, the statutory financial statements and the proposed appropriation of financial results comply with Swiss law and the Articles of Association of CRISPR Therapeutics AG. Ernst & Young AG also expressed their opinion that the 2022 Compensation Report complies with applicable Swiss law.

Voting Requirement to Approve Proposal

The affirmative “FOR” vote of a majority of the votes cast at the 2023 Annual General Meeting, not counting unmarked, invalid and non-exercisable votes and abstentions.

Recommendation

The Board of Directors recommends a vote “FOR” approval of the Swiss management report, the consolidated financial statements and the statutory financial statements of the Company for the year ended December 31, 2022.

Proposal 2: Approval of the Appropriation of Financial Results

Explanation

Under Swiss law, the appropriation of the financial results as set forth in the Company’s statutory financial statements must be submitted to shareholders for approval at each annual general meeting of shareholders. The Board of Directors proposes to carry forward the net loss resulting from the following appropriation of financial results:

Proposed Appropriation of Net Loss: in Swiss Francs (“CHF”)
Balance brought forward from previous years	CHF	(353,161,175)
Net loss for the period (on a stand-alone unconsolidated basis):	CHF	(584,087,541)
Total accumulated net loss:	CHF	(937,248,716)
Resolution proposed by the Board of Directors:
- RESOLVED, that the net loss for the period of CHF 584,087,541 shall be carried forward.

Voting Requirement to Approve Proposal

The affirmative “FOR” vote of a majority of the votes cast at the 2023 Annual General Meeting, not counting unmarked, invalid and non-exercisable votes and abstentions.

Recommendation

The Board of Directors recommends a vote “FOR” approval of the proposed appropriation of retained earnings with respect to the year ended December 31, 2022.

Proposal 3: Discharge of the Members of the Board of Directors and Executive Committee

Explanation

As is customary for Swiss corporations and in accordance with Article 698, subsection 2, item 7 of the Swiss Code of Obligations, shareholders are requested to release the members of the Board of Directors and Executive Committee from liability for the business year ended December 31, 2022. Discharge pursuant to the proposed resolution is only effective with respect to facts that have been disclosed to shareholders (including through any publicly available information, whether or not included in our filings with the SEC) and only binds shareholders who either voted in favor of the proposal or who subsequently acquired shares with knowledge that the shareholders have approved this proposal. In addition, shareholders who vote against this proposal, abstain from voting on this proposal, do not vote on this proposal, or acquire their shares without knowledge of the approval of this proposal, may bring, as a plaintiff, any claims in a shareholder derivative suit within six months after the approval of the proposal. After the expiration of the six-month period, such shareholders will generally no longer have the right to bring, as a plaintiff, claims in shareholder derivative suits against members of the Board of Directors or the Executive Committee with respect to activities during the business year 2022.

Voting Requirement to Approve Proposal

The affirmative “FOR” vote of a majority of the votes cast at the 2023 Annual General Meeting, not counting unmarked, invalid and non-exercisable votes and abstentions and not counting the votes of any member of the Board of Directors or of any of the members of the Executive Committee.

Recommendation

The Board of Directors recommends a vote “FOR” the proposal to release the members of the Board of Directors and the Executive Committee from liability for activities during the year ended December 31, 2022.

Proposal 4: Re-election of Directors

Explanation

Our Board of Directors is presently composed of nine members. Each director, as well as the Chairman of the Board of Directors, must be elected annually and individually for a term extending until completion of the next annual general meeting of shareholders.

At the recommendation of the Nominating Committee, our Board of Directors has nominated the nine individuals below to serve as directors for one-year terms, beginning in each case as of the 2023 Annual General Meeting and ending at the closing of the 2024 annual general meeting of shareholders. All of the nominees currently serve as members of our Board of Directors. Their current terms expire upon the closing of the 2023 Annual General Meeting.

Under Swiss law, board members may only be elected by shareholders. If the individuals below are re-elected our Board of Directors will be composed of nine members. Our Board of Directors has no reason to believe that any of our nominees will be unwilling or unable to serve if elected as a director. There will be a separate vote on each nominee.

For further information on our Board of Directors, including the current members of the Board of Directors, the committees of the Board of Directors, the means by which the Board of Directors exercises supervision of our executive officers, and other information, please see “Board of Directors and Corporate Governance” starting on page 6.

4.a Re-election of Rodger Novak, M.D., as member and Chairman

Proposal: The Board of Directors proposes that Rodger Novak, M.D., be re-elected to the Board of Directors as member and Chairman for a one-year term ending at the closing of the 2024 annual general meeting of shareholders.

For biographical information and qualifications of Dr. Novak, please refer to “Board of Directors and Corporate Governance—Election of Directors” on page 6.

4.b Re-election of Samarth Kulkarni, Ph.D.

Proposal: The Board of Directors proposes that Samarth Kulkarni, Ph.D., be re-elected to the Board of Directors for a one-year term ending at the closing of the 2024 annual general meeting of shareholders.

For biographical information and qualifications of Dr. Kulkarni, please refer to “Board of Directors and Corporate Governance—Election of Directors” on page 8.

4.c Re-election of Ali Behbahani, M.D.

Proposal: The Board of Directors proposes that Ali Behbahani, M.D., be re-elected to the Board of Directors for a one-year term ending at the closing of the 2024 annual general meeting of shareholders.

For biographical information and qualifications of Dr. Behbahani, please refer to “Board of Directors and Corporate Governance—Election of Directors” on page 7.

4.d Re-election of Maria Fardis, Ph.D.

Proposal: The Board of Directors proposes that Maria Fardis, Ph.D., be re-elected to the Board of Directors for a one-year term ending at the closing of the 2024 annual general meeting of shareholders.

For biographical information and qualifications of Dr. Fardis, please refer to “Board of Directors and Corporate Governance—Election of Directors” on page 7.

4.e Re-election of H. Edward Fleming, Jr., M.D.

Proposal: The Board of Directors proposes that H. Edward Fleming, Jr., M.D., be re-elected to the Board of Directors for a one-year term ending at the closing of the 2024 annual general meeting of shareholders.

For biographical information and qualifications of Dr. Fleming, please refer to “Board of Directors and Corporate Governance—Election of Directors” on page 7.

4.f Re-election of Simeon J. George, M.D.

Proposal: The Board of Directors proposes that Simeon J. George, M.D., be re-elected to the Board of Directors for a one-year term ending at the closing of the 2024 annual general meeting of shareholders.

For biographical information and qualifications of Dr. George, please refer to “Board of Directors and Corporate Governance—Election of Directors” on page 7.

4.g Re-election of John T. Greene

Proposal: The Board of Directors proposes that John T. Greene, be re-elected to the Board of Directors for a one-year term ending at the closing of the 2024 annual general meeting of shareholders.

For biographical information and qualifications of Mr. Greene, please refer to “Board of Directors and Corporate Governance—Election of Directors” on page 8.

4.h Re-election of Katherine A. High, M.D.

Proposal: The Board of Directors proposes that Katherine A. High, M.D., be re-elected to the Board of Directors for a one-year term ending at the closing of the 2024 annual general meeting of shareholders.

For biographical information and qualifications of Dr. High, please refer to “Board of Directors and Corporate Governance—Election of Directors” on page 8.

4.i Re-election of Douglas A. Treco, Ph.D.

Proposal: The Board of Directors proposes that Douglas A. Treco, Ph.D., be re-elected to the Board of Directors for a one-year term ending at the closing of the 2024 annual general meeting of shareholders.

For biographical information and qualifications of Dr. Treco, please refer to “Board of Directors and Corporate Governance—Election of Directors” on page 8.

Voting Requirement to Approve Proposals

The affirmative “FOR” vote for each nominee of a majority of the votes cast at the 2023 Annual General Meeting, not counting unmarked, invalid and non-exercisable votes and abstentions.

Recommendation

The Board of Directors recommends a vote “FOR” the re-election of each nominee to the Board of Directors.

Proposal 5: Election or Re-election of Members of the Compensation Committee

Explanation

Our Compensation Committee is presently composed of three members, of whom all are standing for re-election to the Board of Directors and to the Compensation Committee. In accordance with Swiss law, the members of the Compensation Committee are to be elected annually and individually by the shareholders. Only members of the Board of Directors can be elected as members of the Compensation Committee.

At the recommendation of the Nominating Committee, our Board of Directors proposes to increase the size of the Compensation Committee to four members, and has nominated the four individuals below to serve as members of the Compensation Committee for a term of one year. Three of the nominees (i.e. Drs. Behbahani and George and Mr. Greene) currently serve as members of the Compensation Committee and, as required by our Compensation Committee charter, all of the nominees are independent in accordance with the requirements of the listing standards of the Nasdaq Stock Market, the outside director definition of Section 162(m) of the Code, the definition of a “non-employee director” for purposes of Rule 16b-3 promulgated by the SEC and Rule 10C-1(b)(1) of the Exchange Act.

The term of office for each member of the Compensation Committee ends at the closing of the next annual general meeting. There will be a separate vote on each nominee.

5.a Re-election of Ali Behbahani, M.D.

Proposal: The Board of Directors proposes that Ali Behbahani, M.D. be re-elected to the Compensation Committee for a one-year term ending at the closing of the 2024 annual general meeting of shareholders.

For biographical information and qualifications of Dr. Behbahani, please refer to “Board of Directors and Corporate Governance—Election of Directors” on page 7.

5.b Election of H. Edward Fleming, Jr., M.D.

Proposal: The Board of Directors proposes that H. Edward Fleming, Jr., M.D. be elected to the Compensation Committee for a one-year term ending at the closing of the 2024 annual general meeting of shareholders.

For biographical information and qualifications of Dr. Fleming, please refer to “Board of Directors and Corporate Governance—Election of Directors” on page 7.

5.c Re-election of Simeon J. George, M.D.

Proposal: The Board of Directors proposes that Simeon J. George, M.D. be re-elected to the Compensation Committee for a one-year term ending at the closing of the 2024 annual general meeting of shareholders.

For biographical information and qualifications of Dr. George, please refer to “Board of Directors and Corporate Governance—Election of Directors” on page 7.

5.d Re-Election of John T. Greene

Proposal: The Board of Directors proposes that John T. Greene be re-elected to the Compensation Committee for a one-year term ending at the closing of the 2024 annual general meeting of shareholders.

For biographical information and qualifications of Mr. Greene, please refer to “Board of Directors and Corporate Governance—Election of Directors” on page 8.

Voting Requirement to Approve Proposals

The affirmative “FOR” vote of a majority of the votes cast at the 2023 Annual General Meeting, not counting unmarked, invalid and non-exercisable votes and abstentions.

Recommendation

The Board of Directors recommends a vote “FOR” the re-election of each of the nominees to the Compensation Committee.

Proposal 6: Approval of the Compensation for the Board of Directors and the Members of the Executive Committee and Non-Binding Advisory Vote on the 2022 Compensation Report

Explanation

Pursuant to Swiss law and Article 18 of the Articles of Association of the Company, the shareholders must annually approve (i) the maximum non-performance-related compensation of the Board of Directors for the next term of office, (ii) any additional compensation of the Board of Directors for the preceding business year, (iii) the maximum non-performance-related compensation of the Executive Committee for the 12-month period starting on July 1 following the annual general meeting of shareholders, (iv) the maximum variable compensation for the Executive Committee for the current year and (v) the maximum grant of options or shares in the Company to the Board of Directors and the Executive Committee. The compensation numbers below factor in possible annual compensation increases and changes in equity value due to market volatility.

This proposal, as it relates to the compensation of the Board of Directors, is based on the Board of Directors consisting of nine directors, of whom seven are non-employee directors. Only the non-employee directors are included in this proposal. Our President and Chief Executive Officer, who are also members of the Board of Directors, do not receive any compensation for their roles as a director.

Pursuant to Article 6.1 of the Organizational Rules of the Company, the Executive Committee consists of the chief executive officer, the chief financial officer, the chief legal officer and such other officers expressly designated by the Board of Directors to be members of the Executive Committee. As such, our Executive Committee is comprised of the following persons: Samarth Kulkarni, Ph.D., Rodger Novak, M.D., James R. Kasinger, Phuong Khanh Morrow, M.D. FACP, and Raju Prasad, Ph.D. (as of March 14, 2023). Prior to his resignation as Chief Financial Officer on March 13, 2023, Brendan Smith was a member of our Executive Committee.

In addition, under Swiss law, we are required to prepare a Swiss statutory compensation report each year that contains specific items in a presentation format determined by Swiss regulations. Due to recent updates to Swiss corporate law, beginning January 1, 2023, the Swiss statutory compensation report for the year ended December 31, 2023 must be submitted to shareholders for approval or disapproval in a non-binding advisory vote if variable compensation is voted on prospectively. As a commitment to excellence in governance and in accordance with the amendment to the Articles of Association proposed in agenda item 12.d (amendment of art. 18 para. 2), the Board of Directors is submitting the 2022 Compensation Report for endorsement by the shareholders on a non-binding advisory basis this year, in addition to the binding approvals of the maximum compensation amounts under agenda items 6.a – 6.e because variable compensation is being voted on prospectively.

The 2022 Compensation Report contains the principles governing the compensation paid to the Board of Directors and the Executive Committee and reports on the amounts paid to the members of both bodies for 2022. The 2022 Compensation Report is available on the Internet at ir.crisprtx.com/swiss-statutory-financial-statements-and-audit-reports, as well as www.proxydocs.com/CRSP and in our 2022 Annual Report. Additional information on the proposed compensation related to amounts paid in fiscal year 2022 is provided in the 2022 Compensation Report.

6.a Binding vote on maximum non-performance-related compensation for members of the Board of Directors from the 2023 Annual General Meeting to the 2024 annual general meeting of shareholders

The Board of Directors proposes that shareholders approve the maximum amount of non-performance-related compensation for the members of the Board of Directors covering the period from the 2023 Annual General Meeting to the 2024 annual general meeting of shareholders, i.e., USD $507,000 (cash base compensation).

6.b Binding vote on maximum equity for members of the Board of Directors from the 2023 Annual General Meeting to the 2024 annual general meeting of shareholders

The Board of Directors proposes that shareholders approve the maximum grant of equity or equity linked instruments for the members of the Board of Directors covering the period from the 2023 Annual General Meeting to the 2024 annual general meeting of shareholders with maximum value of USD $11,738,100 (equity value).

6.c Binding vote on maximum non-performance-related compensation for members of the Executive Committee from July 1, 2023 to June 30, 2024

The Board of Directors proposes that shareholders approve the maximum amount of non-performance-related cash compensation for the members of the Executive Committee covering the period from July 1, 2023 to June 30, 2024, i.e., USD $3,700,579 (cash base compensation plus social security costs).

6.d Binding vote on maximum variable compensation for members of the Executive Committee for the current year ending December 31, 2023

The Board of Directors proposes that shareholders approve the maximum amount of variable compensation for the members of the Executive Committee for the current year ending December 31, 2023, i.e., USD $3,195,625 (cash compensation plus social security costs).

6.e Binding vote on maximum equity for members of the Executive Committee from the 2023 Annual General Meeting to the 2024 annual general meeting of shareholders

The Board of Directors proposes that shareholders approve the maximum of equity or equity linked instruments for the members of the Executive Committee covering the period from the 2023 Annual General Meeting to the 2024 annual general meeting of shareholders with maximum value of USD $55,827,593 (equity value).

6.f. Non-binding advisory vote on the 2022 Compensation Report

The Board of Directors proposes to the shareholders the endorsement (non-binding advisory vote) of the 2022 Compensation Report.

Voting Requirement to Approve Proposals

The affirmative “FOR” vote of a majority of the votes cast at the 2023 Annual General Meeting, not counting unmarked, invalid and non-exercisable votes and abstentions.

Recommendation

The Board of Directors recommends a vote “FOR” the approval of the advisory vote on the 2022 Compensation Report.

Proposal 7: Non-Binding Advisory Vote on the Compensation Paid to the Company’s Named Executive Officers under the U.S. Securities Law Requirements

Explanation

The Board of Directors is committed to excellence in governance. As part of that commitment, and as required by Section 14A(a)(1) of the Exchange Act, the Board of Directors is providing the shareholders with an opportunity to provide an advisory vote related to the compensation of our named executive officers, commonly known as the “say-on-pay” proposal. The SEC say-on-pay vote generally covers the calendar year prior to the date of our proxy statement. As a result, our approach to Swiss executive say-on-pay will allow shareholders to vote on executive compensation relating to the next year, while the SEC say-on-pay advisory vote provides for a look-back to the calendar year before the date of the applicable proxy statement.

As described above under “Executive Compensation—Compensation Discussion and Analysis,” we have developed a compensation policy that is designed to attract and retain key executives responsible for our success and motivate management to enhance long-term shareholder value. We believe our compensation policy strikes an appropriate balance between the implementation of responsible, measured compensation practices and the effective provision of incentives for our named executive officers to exert their best efforts for our success.

For the reasons discussed above, the Board of Directors unanimously recommends that shareholders vote in favor of the following resolution:

“RESOLVED, that the Company’s shareholders hereby approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2023 Annual General Meeting of shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the “Compensation Discussion and Analysis,” “Summary Compensation Table” and the other compensation related tables and disclosure.”

As this vote is advisory, it will not be binding upon the Board of Directors or the Compensation Committee and neither the Board of Directors nor the Compensation Committee will be required to take any action as a result of the outcome of this vote. However, the Compensation Committee will carefully consider the outcome of this vote when considering future executive compensation policies.

Voting Requirement to Approve Proposals

The affirmative “FOR” vote of a majority of the votes cast at the 2023 Annual General Meeting, not counting unmarked, invalid and non-exercisable votes and abstentions.

Recommendation

The Board of Directors recommends a vote “FOR” the approval of the advisory vote on the compensation paid to our named executive officers as set forth above.

Proposal 8: Approval of a Capital Band

Explanation

As a company organized under Swiss corporate law, our Articles of Association set forth (i) the maximum number of authorized share capital that the Company may issue in connection with financing activities, as well as strategic transactions and acquisitions and (ii) the date by which the Company may issue such authorized share capital in connection with those financing activities. Swiss law allows our shareholders to authorize share capital that can be issued by the Board of Directors without additional shareholder approval. This authorization is limited to 50% of the existing registered share capital and must be renewed by the shareholders periodically. The authorized share capital approved by our shareholders will expire on June 10, 2023.

Recent updates to Swiss corporate law have replaced the concept of authorized share capital with a similar concept known as the capital band. This proposal is substantially similar to the authorized share capital proposal from our previous annual general meetings, including the 2022 annual general meeting. Pursuant to Swiss law, the general meeting of shareholders will authorize the Board of Directors to increase the share capital within a certain range of the share capital entered in the commercial register at the time the capital band was introduced. Such authorization is limited by law to up to five years. The general meeting of shareholders has the right to restrict or withdraw shareholders’ subscription rights directly or may delegate this right to the Board of Directors if it expressly states the reasons for the restriction or withdrawal of subscription rights in the Articles of Association. Because the concept of authorized share capital has been replaced by the concept of a capital band, it will no longer be possible for us to issue new shares without the use of a capital band once our authorized share capital expires on June 10, 2023.

Against this background, the Board of Directors proposes to introduce a capital band for a maximum of five years in the Articles of Association and to revise art. 3a para. 1, 2, 4 and 5 in the Articles of Association accordingly. These proposed amendments to the Articles of Association replace the concept of shareholder authorization to issue shares using authorized share capital with a capital band range that has lower and upper limits. Specifically, in art. 3a of the Articles of Association, the Board of Directors proposes the approval of a capital band ranging from CHF 2,506,150.41 (lower limit) to CHF 2,920,321.14 (upper limit), corresponding to 13,805,691 registered shares with a nominal value of CHF 0.03 each to be fully paid in. The lower limit of the capital band corresponds to the share capital of the Company currently reflected in our Articles of Association and entered in the commercial register.

As under the previous authorized capital, the Board of Directors shall have the right to restrict or withdraw shareholders’ subscriptions in the event of an issue of shares within the capital band. The reasons for the restriction or withdrawal of subscription rights remain the same as under the previous authorized capital. The Board of Directors shall be authorized within the capital band to increase the share capital once or several times and in any amounts within this range until June 8, 2028, or until an earlier expiry of the capital band.

We are incorporated in Switzerland, outside the United States, and listed solely on a U.S. exchange, The Nasdaq Global Market. Our shares trade under the symbol “CRSP.” The registered share capital corresponding to the capital band, if approved by our shareholders, would be limited to approximately 17.5% of our common shares outstanding as of April 17, 2023. Importantly, we are a pre-revenue company that is heavily reliant on periodic equity financing. We believe that for a company of our size and development stage, maintaining a capital band of share capital equal to 17.5% of our common shares outstanding not tied to a specific transaction or financial proposal is appropriate, representative of best corporate practices, and in line with the stated policies of certain proxy advisory firms, as well as conversations management has had with such advisory firms.

We have a history of operating losses and expect to continue to incur operating losses for the foreseeable future. We expect that we will need to continue to raise additional capital including through the sale of our capital shares to fund our continued growth with the objective of increasing shareholder value. Moreover, in addition to financing activities, we may benefit from deploying our share capital as we pursue strategic licensing transactions, collaborations, and acquisitions, which we believe will grow shareholder value and continue to position us as a leading gene editing company.

It is important to note that the approval of this proposal does not mean that the maximum number of share capital will, in fact, be issued. Rather, approval of this proposal gives the Board of Directors, in its discretion, the ability to raise additional funds through one or more financing transactions (subject to the aforementioned upper limit of share capital that may be issued) to, inter alia, fund the Company’s business and operations.

We have no current plans, agreements, arrangements or understandings, whether written or oral, relating to the issuance of the additional common shares issued from the capital band that will become available as a result of the proposed amendment of art. 3a para. 1 of the Articles of Association.

To see the proposed amendments under this proposal 8, please refer to the attached Appendix A, where the individual amendments to the provisions of the Articles of Association can be found (changes in bold (new wording) or ~~strikethrough~~ (no longer applicable wording)).

If this proposal to introduce a capital band for a maximum of five years in the Articles of Association and to revise art. 3a para. 1, 2, 4 and 5 in the Articles of Association, accordingly, is approved, the current art. 3a para. 1, 2, 4 and 5 of the Articles of Association will be amended to reflect the foregoing as follows:

Art. 3a Capital Band	Art. 3a Kapitalband
Para. 1:

The Board of Directors is authorized, to conduct one or more increases of the share capital at any time until June 8, 2028, or the expiry of the capital band if earlier, within a lower limit of CHF 2,506,150.4 and an upper limit of CHF 2,920,321.14, corresponding to 13,805,691 registered shares with a nominal value of CHF 0.03 each to be fully paid in. An increase of the share capital by means of an offering underwritten by a financial institution, a syndicate or another third party or third parties, followed by an offer to the then-existing shareholders of the Company shall also be permissible.

Der Verwaltungsrat ist ermächtigt, das Aktienkapital jederzeit bis zum 8. Juni 2028 oder dem früheren Dahinfallen des Kapitalbands einmal oder mehrmals innerhalb der Untergrenze von CHF 2‘506‘150.41 und der Obergrenze von CHF 2‘920‘321.14 durch Ausgabe von höchstens 13’805’691 vollständig zu liberierende Namenaktien mit einem Nennwert von je CHF 0.03 zu erhöhen. Eine Erhöhung des Aktienkapitals durch die Zeichnung von Aktien aufgrund eines von einem Finanzinstitut, eines Verbandes, einer anderen Drittpartei oder Drittparteien unterzeichneten Angebots, gefolgt von einem Angebot gegenüber den zu diesem Zeitpunkt bestehenden Aktionären der Gesellschaft ist zulässig.

Para. 2:

The Board of Directors shall determine the number of shares, the time of the issuance, the issue price, the manner in which the new registered shares have to be paid in (including cash contributions, contributions in kind, set-off and conversion of freely usable reserves (including retained earnings) into share capital), the date from which the registered shares carry the right to dividends, the conditions for the exercise of the subscription rights and the allotment of subscription rights that have not been exercised or withdrawn. The Board of Directors is authorized to restrict or to prohibit the trading of subscription rights to the new shares. The Board of Directors may allow subscription rights that have not been exercised to expire, or it may place with third parties such rights or registered shares, the subscription rights of which have not been exercised, at market conditions or use them otherwise in the interest of the Company.

Der Verwaltungsrat soll die Anzahl auszugebender Aktien, den Ausgabezeitpunkt, den Bezugspreis, die Art und Weise der Liberierung, das Datum, ab welchem die Aktien zum Bezug einer Dividende berechtigen, die Bedingungen zur Ausübung der Bezugsrechte sowie die Zuteilung nicht ausgeübter oder entzogener Bezugsrechte festlegen. Betreffend die Art der zu leistenden Einlagen ist der Verwaltungsrat namentlich ermächtigt, eine Kapitalerhöhung durch Barliberierung, Sacheinlage, Verrechnungsliberierung, Umwandlung von frei verwendbaren Reserven (einschliesslich Gewinnvortrag) in Aktienkapital vorzunehmen. Der Verwaltungsrat kann den Bezugsrechtshandel betreffend die neu auszugebenden Aktien einschränken oder aufzuheben. Der Verwaltungsrat kann bestimmen, dass nicht ausgeübte Bezugsrechte verfallen, oder er kann Drittparteien solche Rechte oder Aktien, für welche die Bezugsrechte nicht ausgeübt wurden, zu Marktbedingungen zuteilen oder sie sonst im Interesse der Gesellschaft verwenden.

Para. 4:

The Board of Directors is authorized to carry out a capital increase by increase of the nominal value of the shares within the capital band. The Board of Directors shall determine the new nominal value of the shares and shall adapt all provisions of the Articles of Association relating to the nominal value of a share as well as the number of shares with a new nominal value corresponding to the fixed lower and upper limit of the capital band as per this Article.

Der Verwaltungsrat ist ermächtigt, eine Kapitalerhöhung durch Nennwerterhöhung inner-halb des Kapitalbands durchzuführen. Der Verwaltungsrat setzt diesfalls den neuen Nennwert der Aktien fest und passt sämtliche Statutenbestimmungen an, die sich auf den Nennwert einer Aktie beziehen sowie die Anzahl Aktien mit neuem Nennwert, welche der festen betragsmässigen Ober- und Untergrenze des Kapitalbands gemäss diesem Artikel entsprechen.

Para. 5:
Subscription to and acquisition of new shares, as well as any subsequent transfer of their ownership are subject to the restrictions specified in Article 4 of the Articles of Association.	Zeichnung und Erwerb der neu ausgegebenen Namenaktien sowie jede nachfolgende Übertragung dieser Namenaktien unterliegen den Beschränkungen von Art. 4 dieser Statuten.

Voting Requirement to Approve Proposal

The affirmative “FOR” vote of at least two thirds of the represented share votes and the absolute majority of the par value of the represented shares at the 2023 Annual General Meeting.

Recommendation

Our Board of Directors recommends a vote “FOR” the approval of a capital band.

Proposal 9: Increase of the Conditional Share Capital for Employee Equity Plans

Explanation

As a company organized under Swiss corporate law, the Articles of Association set forth the maximum number of shares (referred to as conditional share capital) authorized by our shareholders for the issuance of common shares in connection with the exercise of subscription or similar rights (whether presently outstanding or to be granted in the future) by employees, consultants and other persons providing services to the Company or any subsidiary and members of our Board of Directors. Under Swiss corporate law, we must have sufficient shares available, either through conditional share capital, treasury shares or a combination thereof, to cover the rights to acquire our common shares under equity incentive awards at the time the equity incentive awards are exercised and shares are issued.

Shareholders are being asked in Proposal 10 to approve an amendment to the Company’s 2018 Stock Option and Incentive Plan, as amended, or the 2018 Plan, which, among other things, increases the number of common shares reserved for issuance under the 2018 Plan by 1,700,000 common shares. This Proposal 9 asks shareholders to approve the proposed corresponding increase of the conditional share capital to cover any future share issuances due to the exercise of equity incentive awards under the Company’s employee equity plans.

Accordingly, in light of the requirements of Swiss corporate law and the business purposes outlined below, the Board of Directors is proposing that shareholders authorize a corresponding increase of the conditional share capital by 1,700,000 common shares to cover any future share issuances due to the exercise of equity incentive awards under the Company’s employee equity plans.

The Board of Directors or any designee thereof will specify the precise conditions for issuing shares due to the exercise of equity incentive awards at the time such equity awards are granted. The conditions determined by the Board of Directors or any designee thereof will include the issue price of the shares. If this proposal is approved, no further authorization from the shareholders will be necessary or solicited prior to issuing shares for options that have been granted and exercised within the limits in this proposal. In accordance with the Articles of Association, shareholders’ advanced subscription rights provided for by Swiss statutory corporate law will be excluded with regard to these shares.

Rationale for Increasing Conditional Share Capital for Employee Equity Plans

Equity incentive awards are an important component of the compensation of our executive and non-executive employees and our non-employee directors. The Board of Directors believes that the Company must continue to offer a competitive equity compensation program in order to attract, retain and motivate the talented and qualified employees and non-employee directors necessary for our continued growth and success. In addition, the Board of Directors believes that share-based incentive awards play a critical role in the long-term success of the Company by encouraging and enabling employees, officers, non-employee directors and other key persons of the Company and its subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. Our employee compensation philosophy reflects broad-based eligibility for equity incentive awards for high performing employees. By doing so, we link the interests of those employees with those of our shareholders and motivate our employees to act as owners of the business. The Board of Directors believes that providing such persons with a direct stake in the Company will assure that the interests of such individuals are closely aligned with those of the Company and its shareholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company. Simply put, having sufficient shares reserved for issuance under the Articles of Association is critical to our ongoing effort to build shareholder value.

The Board of Directors manages the utilization of employee conditional share capital by limiting the number of equity incentive awards granted annually. The Compensation Committee, on behalf of the Board of Directors, carefully monitors our annual net burn rate, total dilution and equity expense in order to maximize shareholder value by granting only the number of equity incentive awards that it believes are reasonably necessary and appropriate to attract, reward and retain our employees, officers and non-employee directors.

Under Swiss statutory corporate law, we must have sufficient shares available to cover the rights to acquire our common shares at the time such rights are exercised. Therefore, it is best practices for the employee conditional share capital amount stipulated in the Articles of Association to be sufficient to cover both (i) the total number of equity incentive awards currently outstanding and (ii) the total number of equity incentive awards that may be issued in the future. If the employee conditional capital amount stipulated in the Articles of Association is not sufficient, we will be limited in our ability to fully utilize our employee equity plans and provide equity incentive awards to our employees that are otherwise permitted. Currently, if Proposal 10 is approved by shareholders and this Proposal 9 is not approved by shareholders, the stated amount of employee conditional share capital in our Articles of Association (e.g. 19,289,313) would be insufficient to cover the aggregate amount of the 8,450,418 outstanding equity incentive awards as of December 31, 2022 and the 12,377,201 common shares reserved for issuance under our employee equity plans (inclusive of the proposed 1.7 million common share increase to the pool.)

As noted above, Swiss corporate law requires that we have sufficient shares available, either through conditional share capital, treasury shares or a combination thereof, to cover the rights to acquire our common shares under equity incentive awards at the time the securities are issued. This proposal addresses the potential shortfall between the employee conditional share capital in our Articles of Association and the number of common shares available for future grant under the 2018 Plan.

If this proposal to increase the conditional share capital for employee equity plans is approved, the current Article 3c para. 1 of the Articles of Association will be amended as follows (changes in bold (new wording) or ~~strikethrough~~ (no longer applicable wording)):

Art. 3c Conditional Share Capital for Employee Benefit Plans	Art. 3c Bedingtes Aktienkapital für Mitarbeiterbeteiligungspläne

The share capital of the Company shall be increased by an amount not exceeding CHF ~~578,679.39~~ 629,679.39 through the issue of a maximum of ~~19,289,313~~ 20,989,313 registered shares, payable in full, each with a nominal value of CHF 0.03, in connection with the exercise of option rights granted to any employee of the Company or a subsidiary, and any consultant, members of the Board of Directors, or other person providing services to the Company or a subsidiary.

Das Aktienkapital kann durch die Ausgabe von höchstens ~~19,289,313~~ 20'989'313 voll zu liberierenden Namenaktien im Nennwert von je CHF 0.03 um höchstens CHF ~~578,679.39~~ 629'679.39 durch Ausübung von Optionsrechten erhöht werden, welche Mitarbeitenden der Gesellschaft oder ihrer Tochtergesellschaften, Personen in vergleichbaren Positionen, Beratern, Verwaltungsratsmitgliedern oder anderen Personen, welche Dienstleistungen zu Gunsten der Gesellschaft erbringen, gewährt wurden.

Voting Requirement to Approve Proposal

The affirmative “FOR” vote of at least two thirds of the represented share votes at the 2023 Annual General Meeting.

Recommendation

Our Board of Directors recommends a vote “FOR” the increase of the conditional share capital for Employee Equity Plans.

Proposal 10: Approval of Amendment to the CRISPR Therapeutics AG 2018 Stock Option and Incentive Plan

Explanation

The Board of Directors believes that options to purchase common shares and other share-based incentive awards play an important role in the success of the Company by encouraging and enabling the employees, officers, non-employee directors and other key persons of the Company and its subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. The Board of Directors anticipates that providing such persons with a direct stake in the Company will assure a closer identification of the interests of such individuals with those of the Company and its shareholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

On March 9, 2023, subject to shareholder approval, the Board of Directors approved an amendment to the Company’s 2018 Plan to increase the number of common shares reserved for issuance under the 2018 Plan by 1,700,000 common shares and to increase the number of shares that may be issued in the form of incentive stock options by 1,700,000 common shares. If approved by shareholders, this amendment would increase the total number of common shares issuable under the 2018 Plan to 16,400,000 common shares, plus the number of shares that remained available for issuance under the CRISPR Therapeutics AG Amended and Restated 2016 Stock Option and Incentive Plan, or the 2016 Plan, as of the original effective date of the 2018 Plan, plus any common shares underlying any awards that are forfeited, canceled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without any issuance of common shares, expired or are otherwise terminated, other than by exercise, under the 2018 Plan, the 2016 Plan and the 2015 Plan. As of March 31, 2023, there were approximately 9,132,894 common shares available for future grants under the 2018 Plan. A copy of the amendment to the 2018 Plan is attached as Appendix B to this proxy statement and is incorporated herein by reference.

Rationale for Share Increase

The amendment to the 2018 Plan is critical to our ongoing effort to build shareholder value. As explained in Proposal 9 above, equity incentive awards are an important component of the compensation of our executive and non-executive employees and our non-employee directors. Our Compensation Committee and the Board of Directors believe that we must continue to offer a competitive equity compensation program in order to attract, retain and motivate the talented and qualified employees and non-employee directors necessary for our continued growth and success. As a company organized under the laws of Switzerland, we are subject to Swiss corporate law. As such, unlike peer companies organized under U.S. law, which permits the use of evergreen equity pools, we must seek shareholder approval regularly to increase the share reserve under our equity plans and cannot avail ourselves of equity plans with evergreen provisions.

We manage our long-term shareholder dilution by limiting the number of equity incentive awards granted annually. The Compensation Committee carefully monitors our annual net burn rate, total dilution and equity expense in order to maximize shareholder value by granting only the number of equity incentive awards that it believes are necessary and appropriate to attract, reward and retain our employees, officers and non-employee directors. Our employee compensation philosophy reflects broad-based eligibility for equity incentive awards for high performing employees. By doing so, we link the interests of those employees with those of our shareholders and motivate our employees to act as owners of the business.

If our request to increase the share reserve under the 2018 Plan by an additional 1,700,000 common shares is approved by shareholders, we will have approximately 10,832,894 shares available for grant after the 2023 Annual General Meeting, which is based on 9,132,894 shares available for grant under the 2018 Plan as of March 31, 2023 and the 1,700,000 common shares subject to this proposal. Our Compensation Committee determined the size of the requested share increase based on projected equity awards to anticipated new hires and projected annual equity awards to existing employees, officers, non-employee directors and other key persons.

Based solely on the closing price of our common shares as reported by Nasdaq on March 31, 2023, the maximum aggregate market value of the 1,700,000 common shares proposed to be added to the 2018 Plan is $76.9 million. The common shares we issue under the 2018 Plan will be authorized but unissued shares as well as shares that we reacquire. The common shares underlying any awards that are forfeited, canceled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without any issuance of common shares, expire or are otherwise terminated, other than by exercise, under the 2018 Plan, as well as the 2015 Plan and the 2016 Plan, will be added back to the common shares available for issuance under the 2018 Plan.

Important Aspects of the 2018 Plan Designed to Protect Shareholder Interests

The 2018 Plan contains certain provisions designed to protect our shareholders’ interests and reflect corporate governance best practices including those set forth below, which are qualified in their entirety by the “Summary of the 2018 Plan” and the full text of the 2018 Plan, filed as Exhibit 99.1, Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4 to our Registration Statement on Form S-8 filed on August 8, 2022, as amended by the proposed amendment attached hereto as Appendix B.

•
Shareholder approval required for additional shares. The 2018 Plan does not contain an annual “evergreen” provision. As such, shareholder approval is required each time we need to increase the common shares reserved for issuance under the 2018 Plan, thereby allowing our shareholders the ability to have a say on our equity compensation programs.
•
No repricing of equity awards. Stock options and stock appreciation rights cannot be repriced in any manner without shareholder approval.
•
Material amendments require shareholder approval. Any material amendment to the 2018 Plan is subject to approval by our shareholders.
•
Flexibility in designing equity compensation scheme. The 2018 Plan allows us to provide a broad array of equity incentives, including traditional option grants, restricted stock awards, restricted stock unit awards and performance-based awards. By providing this flexibility, the Board of Directors can quickly and effectively react to trends in compensation practices and continue to offer competitive compensation arrangements to attract and retain the talent necessary for the success of our business.
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No right to vote or receive dividends. Until common shares are delivered in accordance with the 2018 Plan in connection with the exercise of outstanding stock options, no right to vote or receive dividends or any other rights of a shareholder will exist with respect to shares underlying such options.

Voting Requirement to Approve Proposal

The affirmative “FOR” vote of at least a majority of the votes cast at the 2023 Annual General Meeting, not counting unmarked, invalid and non-exercisable votes and abstentions.

Recommendation

Our Board of Directors recommends a vote “FOR” the approval of the amendment to the 2018 Plan.

Summary of the 2018 Plan

The following description of certain features of the 2018 Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2018 Plan, filed as Exhibit 99.1, Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4 to our Registration Statement on Form S-8 filed on August 8, 2022, as amended by the proposed amendment attached hereto as Appendix B.

Administration. The 2018 Plan is administered by the Board of Directors. The Board of Directors has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2018 Plan. The Board of Directors may delegate to our chief executive officer the authority to grant awards to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and who are not directors or members of the executive committee, subject to certain limitations and guidelines.

Eligibility. All full-time and part-time officers, employees, non-employee directors and other key persons (including consultants) are eligible to participate in the 2018 Plan, subject to the discretion of the administrator. There are certain limits on the number of awards that may be granted under the 2018 Plan. For example, under the amended 2018 Plan, no more than 28,405,365 shares may be granted in the form of incentive stock options. As of March 31, 2023, approximately 479 individuals were eligible to participate in the 2018 Plan, which includes 454 full-time employees, five named executive officers, seven eligible non-employee directors and thirteen consultants.

Stock Options. The 2018 Plan permits the granting of (1) options to purchase common shares intended to qualify as incentive stock options under Section 422 of the Code and (2) options that do not so qualify. Options granted under the 2018 Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and key persons. The option exercise price of each option will be determined by the Board of Directors but may not be less than 100% of the fair market value of the common shares on the date of grant. Fair market value for this purpose will be the last reported sale price of the common shares on Nasdaq on the grant date. The exercise price of an option may not be reduced after the date of the option grant, other than to appropriately reflect changes in our capital structure.

The term of each option will be fixed by the Board of Directors and may not exceed ten years from the date of grant. The Board of Directors will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Board of Directors. In general, unless otherwise permitted by the Board of Directors, no option granted under the 2018 Plan is transferable by the optionee other than by will or by the laws of descent and distribution, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Board of Directors or by delivery (or attestation to the ownership) of common shares that are beneficially owned by the optionee and that are not subject to risk of forfeiture. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, the Board of Directors may permit non-qualified options to be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value equal to the exercise price.

To qualify as incentive options, options must meet additional U.S. federal tax requirements, including a $100,000 limit on the value of common shares subject to incentive options that first become exercisable by a participant in any one calendar year.

Stock Appreciation Rights. The Board of Directors may award stock appreciation rights subject to such conditions and restrictions as the Board of Directors may determine. Stock appreciation rights entitle the recipient to common shares equal to the value of the appreciation in the stock price over the exercise price. The exercise price is the fair market value of the common shares on the date of grant. The term of a stock appreciation right may not exceed ten years.

Restricted Stock. The Board of Directors may award common shares to participants subject to such conditions and restrictions as the Board of Directors may determine. These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment or service with us through a specified restricted period. During the vesting period, restricted stock awards may be credited with dividend equivalent rights (but dividend equivalents payable with respect to restricted stock awards with vesting tied to the attainment of performance criteria shall not be paid unless and until such performance conditions are attained).

Restricted Stock Units. The Board of Directors may award restricted stock units to any participants. Restricted stock units are ultimately payable in the form of common shares and may be subject to such conditions and restrictions as the Board of Directors may determine. These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment with the Company through a specified vesting period. In the Board of Director’s sole discretion, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of a restricted stock unit award, subject to the participant’s compliance with the procedures established by the Board of Directors and requirements of Section 409A of the Code. During the deferral period, the deferred stock awards may be credited with dividend equivalent rights.

Unrestricted Stock Awards. The Board of Directors may also grant common shares which are free from any restrictions under the 2018 Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant.

Dividend Equivalent Rights. The Board of Directors may grant dividend equivalent rights to participants which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified common shares. Dividend equivalent rights granted as a component of another award (other than a stock option or stock appreciation right) may be paid only if the related award becomes vested. Dividend equivalent rights may be settled in cash, common shares or a combination thereof, in a single installment or installments, as specified in the award.

Change of Control Provisions. The 2018 Plan provides that upon the effectiveness of a “sale event,” as defined in the 2018 Plan, the parties thereto may cause the assumption or continuation of awards theretofore granted by the successor entity, or the substitution of such awards with new awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties do not provide for the assumption, continuation or substitution of awards, all options and stock appreciation rights that are not exercisable immediately prior to the effective time of the sale event shall become fully exercisable as of the effective time of the sale event, all other awards with time-based vesting, conditions or restrictions, shall become fully vested and nonforfeitable as of the effective time of the sale event and all awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in the discretion of the compensation committee, and the 2018 Plan and all awards granted under the 2018 Plan shall terminate. In addition, in connection with the termination of the 2018 Plan upon a sale event, we may make or provide for a cash payment to participants holding options and stock appreciation rights equal to the difference between the per share cash consideration payable to shareholders in the sale event and the exercise price of the options or stock appreciation rights.

Adjustments for Stock Dividends, Stock Splits, Etc. The 2018 Plan requires the Board of Directors to make appropriate adjustments to the number of common shares that are subject to 2018 Plan, to certain limits in the 2018 Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.

Tax Withholding. Participants in the 2018 Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. Subject to approval by the Board of Directors, participants may elect to have the minimum tax withholding obligations satisfied by authorizing us to withhold common shares to be issued pursuant to the exercise or vesting.

Amendments and Termination. The Board of Directors may at any time amend or discontinue the 2018 Plan and the Board of Directors may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. To the extent required under the rules of Nasdaq, any amendments that materially change the terms of the 2018 Plan will be subject to approval by our shareholders.

Effective Date of Plan. Our 2018 Plan was adopted by our Board of Directors on March 7, 2018 and became effective upon approval by our shareholders on May 30, 2018. On March 5, 2019, subject to shareholder approval, the Board of Directors approved an amendment to our 2018 Plan and such amendment became effective upon approval by our shareholders on June 11, 2019. On March 10, 2020, subject to shareholder approval, the Board of Directors approved a second amendment to our 2018 Plan and such amendment became effective upon approval by our shareholders on June 11, 2020. On March 10, 2022, subject to shareholder approval, the Board of Directors approved a third amendment to our 2018 Plan and such amendment became effective upon approval by our shareholders on June 9, 2022. Awards of incentive options may be granted under the 2018 Plan until March 7, 2028. Other awards may be granted under the 2018 Plan until the date that is ten years from the date of shareholder approval.

New Plan Benefits

Because the grant of awards under the 2018 Plan is within the discretion of the Board of Directors, the Company cannot determine the dollar value or number of common shares that will in the future be received by or allocated to any participant in the 2018 Plan.

2018 Plan Benefits

The following table sets forth, for each of the individuals and various groups indicated, the total number of common shares subject to outstanding equity awards that have been granted under the 2018 Plan as of March 31, 2023.

	Option Awards		Stock Awards
Name & Position	Number of Awards (#)	Weighted- Average Exercise Price ($)	Number of Awards (#)	Dollar Value ($)(1)
Samarth Kulkarni, Ph.D., Chief Executive Officer	1,423,666	50.64	309,750	20,176,558
Raju Prasad, Ph.D., Chief Financial Officer	100,000	45.15	40,000	1,806,000
James R. Kasinger, General Counsel	374,158	48.31	57,975	3,739,178
Lawrence O. Klein, Ph.D., Former Chief Operating Officer	142,523	60.47	—	—
Phuong Khanh Morrow, MD, FACP, Chief Medical Officer	144,000	51.60	49,750	2,469,043
Brendan Smith, Former Chief Financial Officer	134,000	85.78	32,725	2,537,753
All current executive officers, as a group	2,041,824	50.01	457,475	28,190,779
All current directors, who are not executive officers, as a group (2)	590,000	57.27	—	—
All current employees, who are not executive officers, as a group (2)	5,125,829	59.46	1,227,248	82,540,527
(1)
The valuation of stock awards is based on the grant date fair value computed in accordance with FASB ASC Topic 718. For a discussion of the assumptions used in calculating these values, see Note 11 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2022.
(2)
Represents the weighted-average exercise price for the group.

Tax Aspects Under the Code

The following is a summary of the principal U.S. federal income tax consequences of certain transactions under the 2018 Plan. It describes the consequences based on U.S. federal laws in effect as of the date of mailing of this proxy statement. This summary does not describe all U.S. federal tax consequences under the 2018 Plan, nor does it describe foreign, state or local tax consequences.

Incentive Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If common shares issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If common shares acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the common shares at exercise (or, if less, the amount realized on a sale of such common shares) over the option price thereof. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering common shares.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options. No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the common shares on the date of exercise, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the common shares have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering common shares. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Other Awards. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

Parachute Payments. The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Deductions. Under Section 162(m) of the Code, assuming that such section were applicable, the Company’s deduction for certain awards under the 2018 Plan may be limited to the extent that any “covered employee” (within the meaning of Section 162(m) of the Code) receives compensation in excess of $1 million a year.

Proposal 11: Approval of a Reduction in the Maximum Size of the Board of Directors

Explanation

The Board of Directors proposes to reduce the maximum size of the Board of Directors to 10 members and to amend art. 20 of the Articles of Association to reflect the foregoing as set forth below. The Board of Directors passed a resolution to reduce the maximum size of the Board of Directors to 10, subject to shareholder approval. The Board of Directors believes a reduction in the size of the Board of Directors is appropriate as a measure of good corporate governance and housekeeping as such reduction eliminates the current vacancy resulting from Dr. Bolzon’s resignation from the Board of Directors effective as of the close of business on March 28, 2023. In the event the Board of Directors identifies qualified candidates to be proposed at our next annual general meeting, it will consider increasing the size of the Board of Directors again.

If this proposal to reduce the maximum size of the Board of Directors is approved, the current Article 20 of the Articles of Association will be amended as follows (changes in bold (new wording) or ~~strikethrough~~ (no longer applicable wording)):

Art. 20 Number of Members, Term of Office

The Board of Directors shall consist of at least 3 and not more than ~~11~~ 10 members. The chairman and the members of the Board of Directors are individually elected by the General Meeting for a term of one year until the end of the next Ordinary General Meeting, provided that he/she does not resign or is not replaced during his/her term.

Art. 20 Anzahl der Mitglieder, Amtsdauer

Der Verwaltungsrat besteht aus mindestens 3 und höchstens ~~11~~ 10 Mitgliedern. Der Präsident sowie die Mitglieder des Verwaltungsrates werden jeweils für die Dauer von einem Jahr bis zum Ende der nächsten ordentlichen Generalversammlung einzeln gewählt. Vorbehalten bleiben vorheriger Rücktritt oder Abberufung.

The members of the Board of Directors may be re-elected without limitation. The maximum age limit of members of the Board shall be 75 years. When a member of the Board of Directors reaches this age limit during his term of office, such term shall automatically extend to the next ~~ordinary shareholders' meeting~~ Ordinary General Meeting. The ~~shareholders' meeting~~ General Meeting may resolve to grant an exception to the age limit.

Die Mitglieder des Verwaltungsrates sind jederzeit wieder wählbar. Die oberste Altersgrenze von Mitgliedern des Verwaltungsrats beträgt 75 Jahre. Wenn ein Mitglied des Verwaltungsrats diese Altersgrenze während seiner Amtszeit erreicht, wird diese automatisch zur nächsten ordentlichen Generalversammlung verlängert. Die Generalversammlung kann eine Ausnahme von der Altersgrenze beschliessen.

Voting Requirement to Approve Proposal

The affirmative “FOR” vote of at least a majority of the votes cast at the 2023 Annual General Meeting, not counting unmarked, invalid and non-exercisable votes and abstentions.

Recommendation

Our Board of Directors recommends a vote “FOR” the approval of a reduction in the maximum size of the Board of Directors.

Proposal 12: Approval of Amendments to the Articles of Association to Reflect Revised Swiss Corporate Law and Other Changes

Explanation

Effective January 1, 2023, parts of the Swiss Code of Obligations were amended, resulting in certain changes to Swiss corporate law that impact or otherwise will require amendments to the Articles of Association. The revisions have four main objectives: (1) improve corporate governance, by strengthening shareholders’ rights and the role of the general meeting; (2) make capital structures more flexible; (3) modernize the conduct of the general meeting; and (4) update accounting provisions. Pursuant to Swiss law, Swiss companies must amend their articles of association to reflect these changes by the end of 2024.

Accordingly, the Board of Directors proposes the approval of certain amendments to the Articles of Association to implement the changes required under the revised Swiss corporate law. Certain other amendments to the Articles of Association are also proposed to (i) align cross-references, (ii) grant the Company certain flexibility provided under the revised Swiss corporate law and (iii) update the Articles of Association in line with current best corporate governance practices. The proposed amendments to the Articles of Association have been grouped by topic and are summarized below.

The full text of the proposed revised Articles of Association can be found in Appendix A hereto (changes in bold (new wording) or ~~strikethrough~~ (no longer applicable wording)).

What Happens if Shareholders Do Not Approve These Amendments to the Articles of Association?

The Board of Directors has proposed these amendments in order to implement Swiss law provisions that have been revised as of January 1, 2023 and align our Articles of Association with Swiss corporate law and current best corporate governance practices. If shareholders do not approve the below proposals, the Board of Directors will consider the reasons that the shareholders did not approve the proposals, if known, and will seek shareholder reconsideration of the proposal or a revised proposal at a subsequent general meeting, as applicable. If the amendments to our Articles of Association reflecting the mandatory provisions of revised Swiss corporate law are not approved by shareholders, Swiss law will nevertheless govern and prevail.

12.a Additions to the purpose of the Company

The Board of Directors is proposing to amend the Company’s purpose statement, which is set forth in Article 2 of the Company’s Articles of Association.

Pursuant to the Company’s Articles of Association, the primary mandate of the Company is to advance the research, development, and, ultimately, commercialization of pharmaceutical products, including biological and biotechnological products. The Board of Directors believes it is in the best interests of the Company to align the permitted purposes of the Company to the fullest extent permitted under Swiss corporate law to further the Company’s business objectives by providing additional flexibility in the financing of controlled entities controlled by the Company or controlling the Company. Moreover, in furtherance of the Company’s overall mandate, the Board of Directors recommends to the shareholders, consistent with the increased focus on environmental, social and governance matters under the revised Swiss corporate law, that the Company include as a stated purpose in its Articles of Association an emphasis on identifying and creating long-term and sustainable value.

Accordingly, the Board of Directors proposes to the shareholders to approve the amendment of art. 2 para. 3 and 5 of the Articles of Association.

To see the proposed amendments under this proposal 12.a, please refer to the attached Appendix A, where the individual amendments to the provisions of the Articles of Association can be found (changes in bold (new wording) or ~~strikethrough~~ (no longer applicable wording)).

Voting Requirement to Approve Proposal

The affirmative “FOR” vote of at least two thirds of the represented share votes and the absolute majority of the par value of the represented shares at the 2023 Annual General Meeting.

Recommendation

Our Board of Directors recommends a vote “FOR” the additions to the purpose of the Company.

12.b General Meeting abroad and virtual General Meeting

The revised Swiss corporate allows for general meetings of shareholders to be held in Switzerland or, if provided for in the articles of association, outside of Switzerland or virtually (without a physical venue). Additionally, the revised Swiss corporate law allows general meetings of shareholders to be held as hybrid events (i.e., hosted at a physical venue, during which shareholders who are not on-site may exercise their rights virtually). Our Articles of Association currently allow for annual general meetings to be held in either Switzerland or abroad, but extraordinary general meetings do not have the option to be held abroad. The Board of Directors proposes to amend the Articles of Association so that extraordinary general meetings may have the same options as annual general meetings. Furthermore, the Board of Directors proposes to amend the Articles of Association to allow for entirely virtual general meetings, which will apply to both annual and extraordinary general meetings. Although the Board of Directors currently does not intend to hold a general meeting of shareholders as a virtual-only or hybrid event, these amendments to the Articles of Association are being proposed in order to provide the Company with the flexibility to react to any changed circumstances in the future, with a goal of maximizing shareholder participation.

The Board of Directors proposes to the shareholders to approve the amendment of art. 9 and art. 11 para. 3 of the Articles of Association.

To see the proposed amendments under this proposal 12.b, please refer to the attached Appendix A, where the individual amendments to the provisions of the Articles of Association can be found (changes in bold (new wording) or ~~strikethrough~~ (no longer applicable wording)).

Voting Requirement to Approve Proposal

The affirmative “FOR” vote of at least two thirds of the represented share votes and the absolute majority of the par value of the represented shares at the 2023 Annual General Meeting.

Recommendation

Our Board of Directors recommends a vote “FOR” the approval of a general meeting abroad and a virtual general meeting.

12.c Inclusion of a jurisdiction clause

The Company has its registered office in Zug, Switzerland. Under Swiss law, the ordinary place of jurisdiction for legal disputes on matters of the Company is the registered office of the Company in Switzerland whereas the Company may also sue its corporate bodies and shareholders at their ordinary place of jurisdiction. In line with this, the proposed addition of art. 47 to the Articles of Association explicitly states that all legal disputes on matters of the Company between individual shareholders and the Company or its corporate bodies, as well as between the Company and its corporate bodies among themselves, are judged exclusively by the courts at the registered office of the Company. Alternatively, the Company may sue its corporate bodies and shareholders at their ordinary place of jurisdiction. This amendment is being proposed to bring the Company’s Articles of Association in line with Swiss law.

The Board of Directors proposes to the shareholders to approve the amendment of art. 47 of the Articles of Association.

To see the proposed amendments under this proposal 12.c, please refer to the attached Appendix A, where the individual amendments to the provisions of the Articles of Association can be found (changes in bold (new wording) or ~~strikethrough~~ (no longer applicable wording)).

Voting Requirement to Approve Proposal

The affirmative “FOR” vote of a majority of the votes cast at the 2023 Annual General Meeting, not counting unmarked, invalid and non-exercisable votes and abstentions.

Recommendation

Our Board of Directors recommends a vote “FOR” the approval of an inclusion of a jurisdiction clause.

12.d Alignment with compulsory new regulations

The Board of Directors proposes to the shareholders to approve the amendment of art. 3b para. 3, art. 3c para. 2, art. 8, art. 10, art. 11 para. 2, 4 and 5, art. 12, art. 15, art. 16 para. 3, art. 17 para. 3, art. 18 para. 2, art. 21, art. 23 para 1, art. 26 para. 2, art. 28 para. 1, art. 30 para. 1, art. 36 para. 1, art. 37, art. 38, art. 46 para. 2 and 3 of the Articles of Association.

These amendments to the Articles of Association are intended to align the Articles of Association with the requirements of the revised Swiss corporate law, which went into effect as of January 1, 2023. These amendments include:

•
procedures for exercising or waiving conversion or option rights (art. 3b para. 3 and art. 3c para. 2);
•
reduction of the thresholds required for shareholders to exercise their rights, including the right to convene meetings, request the inclusion of items on the agenda and submit motions (art. 10 and art. 11 para. 5);
•
changes related to rules applicable to compensation of the Board of Directors and Executive Committee, including:
o
inclusion of mandatory provisions requiring a non-binding, advisory vote on the compensation report at the general meeting of shareholders if variable compensation for the Executive Committee is approved prospectively (art. 18 para. 2);
o
adjustment of the length of time a compensation contract may be in effect with members of the Board of Directors (art. 36 para. 1); and
o
adjustment to the permissible activities of the members of the Board of Directors and the Executive Committee outside the Company (art. 37 and art. 38); and
•
conforming the text of the Articles of Association with the new Swiss corporate law (art. 8, art. 11 para. 2 and 4, art. 12, art. 15, art. 16 para. 3, art. 17 para. 3, art. 21, art. 23 para. 1, art. 26 para. 2, art. 28 para. 1, art. 30 para. 1 and art. 46 para. 2 and 3).

To see the proposed amendments under this proposal 12.d, please refer to the attached Appendix A, where the individual amendments to the provisions of the Articles of Association can be found (changes in bold (new wording) or ~~strikethrough~~ (no longer applicable wording)).

Voting Requirement to Approve Proposal

The affirmative “FOR” vote of at least two thirds of the represented share votes and the absolute majority of the par value of the represented shares at the 2023 Annual General Meeting.

Recommendation

Our Board of Directors recommends a vote “FOR” the approval of an inclusion of a jurisdiction clause.

12.e Editorial and other changes

The Board of Directors proposes to the shareholders to approve editorial amendments to art. 3a para. 3, art. 3b para. 1, art. 4 para. 2 and 8, art. 5 para. 3, art. 6, art. 11 para. 1, art. 11 para. 8 (English only), art. 13, art. 14 (English only), art. 16 para. 2, art. 18 para. 1 and 3 (English only), art. 25, art. 29 para. 1 and 2 (German only), art. 29 para. 3 (English only) and art. 29 para. 8, art. 31 (English only), art. 32 para. 1 and 2, art. 32 para. 3 (English only), art. 33 para. 1 and 3, art. 33 para. 2 (English only), art. 34, art. 35 (English only), art. 39, art. 40 para. 2 (English only), art. 40 para. 3, art. 41 para. 1 of the Articles of Association.

These amendments are intended to conform our Articles of Association with the revised Swiss corporate law, utilize consistent terminology (i.e., “subscription rights” instead of “preemptive rights” or “compensation” instead of

“remuneration”), standardize definitions, update references, and generally promote understandability of our Articles of Association. All such changes are not substantive.

To see the proposed amendments under this proposal 12.e, please refer to the attached Appendix A, where the individual amendments to the provisions of the Articles of Association can be found (changes in bold (new wording) or ~~strikethrough~~ (no longer applicable wording)).

Voting Requirement to Approve Proposal

The affirmative “FOR” vote of at least two thirds of the represented share votes and the absolute majority of the par value of the represented shares at the 2023 Annual General Meeting.

Recommendation

Our Board of Directors recommends a vote “FOR” the editorial and other changes.

Proposal 13: Re-Election of Independent Voting Rights Representative

Explanation

Swiss law requires that the independent representative of the shareholders (Independent Representative) be elected on the occasion of each annual general meeting for a one-year term ending at the closing of the following annual general meeting.

The Board of Directors proposes that lic. iur. Marius Meier, Attorney at Law, Bratschi AG, Lange Gasse 15, P.O. Box CH-4002 Basel, Switzerland, be re-elected as Independent Representative for a one-year term ending at the closing of the 2024 annual general meeting of shareholders.

Shareholders may either represent their shares themselves or have them represented by a third party, whether or not a shareholder, if the latter is given a written proxy. In accordance with Swiss law, each shareholder may be represented at the general meeting by the Independent Representative, Mr. Meier, or by a third-party proxy. Mr. Meier is a notary public and has served as the Independent Representative at the Company’s previous annual general meetings of shareholders.

Under Swiss corporate law, the Independent Representative must satisfy strict independence requirements. In the absence of instructions, the Independent Representative must abstain from voting. General voting instructions can be given with respect to a particular general meeting of shareholders with respect to proposals and agenda items that have not been disclosed in the invitation to the general meeting.

Voting Requirement to Approve Proposal

The affirmative “FOR” vote of a majority of the votes cast at the 2023 Annual General Meeting, not counting unmarked, invalid and non-exercisable votes and abstentions.

Recommendation

Our Board of Directors recommends a vote “FOR” the re-election of Mr. Meier as Independent Representative.

Proposal 14: Re-election of the Auditors

Explanation

Pursuant to Swiss law and art. 8 para. 2 of the Articles of Association, the auditors are to be elected annually by the annual general meeting of shareholders.

Upon recommendation of the Audit Committee, the Board of Directors proposes that Ernst & Young AG be re-elected as statutory auditor for the Company and Ernst & Young LLP be re-elected as the Company’s independent registered public accounting firm for the year ending December 31, 2023. Ernst & Young AG assumed its first audit mandate for the Company during the year ended December 31, 2013 and Ernst & Young LLP assumed its first audit mandate for the Company during the year ended December 31, 2015. Pursuant to Swiss law, the shareholders must elect the auditors of the Company.

Information on the fees paid by the Company to Ernst & Young AG and LLP, the Company’s auditors and independent registered public accounting firm for the years ended December 31, 2022 and December 31, 2021 is set forth below. Additional information regarding Ernst & Young AG and LLP, is included in the “Report of the Audit Committee.”

Members of Ernst & Young AG will be present at the annual general meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions you may ask.

Audit Fees and Services

The following table summarizes the fees of Ernst & Young billed to us for each of the last two years.

Fee Category	Year ended December 31, 2022	Year ended December 31, 2021
Audit Fees(1)	$1,127,386	$1,266,911
Audit-Related Fees(2)	36,498	36,915
Tax Fees(3)	215,109	69,225
All Other Fees(4)	3,000	3,000
Total	$1,381,993	$1,376,051
(1)
“Audit Fees” consist of fees for the audit of our annual consolidated financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, costs associated with securities offerings, audits of statutory audit financial statements, and other professional services provided in connection with regulatory filings or consultations on accounting matters directly related to the audit and assistance with, review of, and consents for, documents filed with the SEC.
(2)
“Audit-Related Fees” consist of fees billed by Ernst & Young LLP for assurance and related services that are reasonably related to the performance of audit services required for Swiss regulatory purposes other than the audit of our financial statements.
(3)
Tax fees are related to tax advisory services and tax compliance.
(4)
Consist of aggregate fees billed for products and services provided by the independent registered public accounting firm other than those disclosed above. These fees consisted of fees for access to Ernst & Young’s online accounting research tool. All such accountant services and fees were pre-approved by our Audit Committee in accordance with the “Pre-Approval Policies and Procedures” described below.

Pre-Approval Policies and Procedures

Our Audit Committee has adopted procedures requiring the pre-approval of all non-audit services performed by our independent registered public accounting firm in order to assure that these services do not impair the auditor’s independence. These procedures generally approve the performance of specific services subject to a cost limit for all such services. This general approval is reviewed, and if necessary modified, at least annually. Management must obtain the specific prior approval of the Audit Committee for each engagement of the independent registered public accounting firm to perform other audit-related or other non-audit services. The Audit Committee does not delegate its responsibility to approve services performed by the independent registered public accounting firm to any member of management.

The standard applied by the Audit Committee in determining whether to grant approval of any type of non-audit service, or of any specific engagement to perform a non-audit service, is whether the services to be performed, the compensation to be paid therefore and other related factors are consistent with the independent registered public accounting firm’s independence under guidelines of the SEC and applicable professional standards. Relevant considerations include whether the work product is likely to be subject to, or implicated in, audit procedures during the audit of our financial statements, whether the independent registered public accounting firm would be functioning in the role of management or in an advocacy role, whether the independent registered public accounting firm’s performance of the service would enhance our ability to manage or control risk or improve audit quality, whether such performance would increase efficiency because of the independent registered public accounting firm’s familiarity with our business, personnel, culture, systems, risk profile and other factors, and whether the amount of fees involved, or the non-audit services portion of the total fees payable to the independent registered public accounting firm in the period would tend to reduce the independent registered public accounting firm’s ability to exercise independent judgment in performing the audit.

Voting Requirement to Approve Proposal

The affirmative “FOR” vote of a majority of the votes cast at the 2023 Annual General Meeting, not counting unmarked, invalid and non-exercisable votes and abstentions.

Recommendation

The Board of Directors recommends a vote “FOR” the election of Ernst & Young AG as the statutory auditor of the Company and the election of Ernst & Young LLP as the Company’s independent registered public accounting firm, each for the year ending December 31, 2023.

Proposal 15: Transact any other business that may properly come before the 2023 Annual General Meeting or any adjournment or postponement thereof

The Board of Directors knows of no other matters that will be presented for consideration at the 2023 Annual General Meeting as of the date of this Proxy Statement. If any other matters are properly brought before the 2023 Annual General Meeting or there is an ad hoc proposal at such meeting, the independent voting rights representative named in the accompanying proxy intends to vote on such matters in accordance with the instructions on such proxy. The Board of Directors will make a voting proposal for each such proposal (if any) proposed at the 2023 Annual General Meeting, whereby the Board of Directors may propose, for each such proposal individually, to approve or reject the respective proposal. A vote “FOR” leads to voting in accordance with the respective proposal of the Board of Directors as proposed at the 2023 Annual General Meeting. A vote “Against” leads to voting contrary to the respective proposal of the Board of Directors as proposed at the 2023 Annual General Meeting. A vote “Abstain” leads to abstain from voting on any such proposal.

Voting Requirement to Approve Proposal

The affirmative “FOR” vote of a majority of the votes cast at the 2023 Annual General Meeting, not counting unmarked, invalid and non-exercisable votes and abstentions, with the exception of proposals requiring at least two thirds of the represented share votes and the absolute majority of the par value of the represented shares at the 2023 Annual General Meeting as per the Articles of Association or the law.

Recommendation

The Board of Directors recommends a vote “FOR” the respective proposal of the Board of Directors as proposed at the 2023 Annual General Meeting.

STOCK OWNERSHIP AND REPORTING

Security Ownership of Certain Beneficial Owners and Management

Unless otherwise provided below, the following table sets forth information regarding beneficial ownership of our common shares as of March 31, 2023 by:

•
each person, or group of affiliated persons, known to us to be the beneficial owner of 5% or more of the outstanding shares of our common shares;
•
each of our current directors and director nominees;
•
our principal executive officer, our principal financial officer and our four other current and former executive officers who served during the year ended December 31, 2022, named in the “Summary Compensation Table” above, whom we collectively refer to as our named executive officers; and
•
all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common shares. Our common shares subject to options that are currently exercisable or will become exercisable within 60 days after March 31, 2023 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person, but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, to our knowledge, the persons and entities in this table have sole voting and investing power with respect to all of the common shares beneficially owned by them, subject to applicable community property laws. The inclusion herein of any shares as beneficially owned does not constitute an admission of beneficial ownership.

The column entitled “Percentage of Shares Beneficially Owned” is based on a total of 78,863,734 common shares outstanding as of March 31, 2023. Except as otherwise set forth below, the address of the beneficial owner is c/o CRISPR Therapeutics AG, Baarerstrasse 14, 6300 Zug, Switzerland.

Name and address of beneficial owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Shareholders
ARK Investment Management LLC (1)	7,829,932	9.9%
Capital Research and Management Company (2)	5,560,492	7.1%
Nikko Asset Management Americas, Inc. (3)	4,006,476	5.1%
Directors and Executive Officers
Samarth Kulkarni, Ph.D. (4)	1,433,651	1.8%
Rodger Novak, M.D. (5)	752,719	1.0%
James R. Kasinger (6)	325,624	*
Lawrence O. Klein, Ph.D. (7)	169,907	*
Phuong Khanh Morrow, MD, FACP (8)	25,726	*
Brendan Smith (9)	46,530	*
Ali Behbahani, M.D. (10)	111,256	*
Maria Fardis, Ph.D. (11)	7,333	*
H. Edward Fleming, Jr., M.D. (12)	26,972	*
Simeon J. George, M.D. (13)	111,000	*
John T. Greene (14)	76,000	*
Katherine A. High, M.D. (15)	66,000	*
Douglas A. Treco, Ph.D. (16)	52,167	*
All executive officers and directors as a group (12 persons)	3,204,885	4.1%

* Indicates beneficial ownership of less than 1% of the total issued and outstanding common shares.

(1)
Based solely on a Schedule 13G/A filed with the SEC on February 10, 2023 by ARK Investment Management LLC. The address for ARK Investment Management LLC is 200 Central Avenue, St. Petersburg, FL 33701.

(2)
Based solely on a Schedule 13G filed with the SEC on February 13, 2023 by Capital Research and Management Company. The address for Capital Research and Management Company is 333 South Hope Street, 55th Floor, Los Angeles, CA 90071.
(3)
Based solely on a Schedule 13G/A filed with the SEC on February 10, 2023 by Nikko Asset Management Americas, Inc. The securities reported by Nikko Asset Management Americas, Inc., as subsidiary to the parent holding companies of Sumitomo Mitsui Trust Holdings Inc. and Nikko Asset Management Co., Ltd., are owned, or may be deemed to be beneficially owned, by such parent holding companies. The address for Nikko Asset Management Americas, Inc. is 605 Third Avenue, 38th Floor, New York, NY 10158.
(4)
Consists of (a) 387,377 common shares owned directly and (b) 1,046,274 common shares issuable upon exercise of stock options granted to Dr. Kulkarni that are exercisable within 60 days of March 31, 2023.
(5)
Consists of (a) 573,007 common shares owned directly and (b) 179,712 common shares issuable upon exercise of stock options granted to Dr. Novak that are exercisable within 60 days of March 31, 2023.
(6)
Consists of (a) 54,844 common shares owned directly and (b) 270,780 common shares issuable upon exercise of stock options granted to Mr. Kasinger that are exercisable within 60 days of March 31, 2023.
(7)
Consists of (a) 27,384 common shares owned directly and (b) 142,543 common shares issuable upon exercise of stock options granted to Dr. Klein that are exercisable within 60 days of March 31, 2023. Dr. Klein ceased serving as our Chief Operating Officer on October 27, 2022.
(8)
Consists of 25,726 common shares issuable upon exercise of stock options granted to Dr. Morrow that are exercisable within 60 days of March 31, 2023.
(9)
Consists of (a) 5,072 common shares owned directly and (b) 41,458 common shares issuable upon exercise of stock options granted to Mr. Smith that are exercisable within 60 days of March 31, 2023. Mr. Smith ceased serving as our Chief Financial Officer on March 13, 2023.
(10)
Consists of (a) 256 common shares owned directly, (b) 14 common shares held by The Ali Behbahani Revocable Trust dated June 26, 2015, of which Dr. Behbahani serves as trustee, and (c) 111,000 common shares issuable upon exercise of stock options granted to Dr. Behbahani that are exercisable within 60 days of March 31, 2023.
(11)
Consists of 7,333 common shares issuable upon exercise of stock options granted to Dr. Fardis that are exercisable within 60 days of March 31, 2023.
(12)
Consists of 26,972 common shares issuable upon exercise of stock options granted to Dr. Fleming that are exercisable within 60 days of March 31, 2023.
(13)
Based solely on information provided by Dr. George and the Company’s equity records (with respect to stock options). Consists of 111,000 common shares issuable upon exercise of stock options granted to Dr. George that are exercisable within 60 days of March 31, 2023.
(14)
Consists of 76,000 common shares issuable upon exercise of stock options granted to Mr. Greene that are exercisable within 60 days of March 31, 2023.
(15)
Consists of 66,000 common shares issuable upon exercise of stock options granted to Dr. High that are exercisable within 60 days of March 31, 2023.
(16)
Consists of (a) 2,000 common shares owned directly and (b) 50,167 common shares issuable upon exercise of stock options granted to Dr. Treco that are exercisable within 60 days of March 31, 2023.

Restrictions on Voting Rights

Pursuant to Article 4 of our current Articles of Association, each share is entitled to one vote. Our current Articles of Association contain, however, certain restrictions on voting rights.

No person or entity shall be registered with voting rights over its shares (including “Controlled Shares” as defined below) that exceed 5% or more of the registered share capital recorded in the commercial register of the Canton of Zug. This restriction of registration also applies to persons acquiring shares through the exercise of conversion and/or option rights granted in connection with bonds or similar instruments, including convertible debt instruments. Furthermore, this restriction of registration applies to persons who hold some or all of their shares through nominees.

Persons who do not expressly declare in the registration application that they are holding the shares on their own account (nominees) shall forthwith be recorded in the share register as shareholders with voting rights up to a maximum of 3 percent of the share capital. Beyond that limit, registered shares of nominees shall only be entered as voting if the nominees in question confirm in writing that they are willing to disclose the names, addresses and shareholdings of the persons on whose account they hold 0.5 percent or more of the share capital.

When exercising voting rights, no person or entity can accumulate voting rights over its shares (including over “Controlled Shares” as defined below) of more than 15% of the registered share capital recorded in the commercial register of the Canton of Zug. This restriction on exercise of voting rights does not apply to the exercise of voting rights by the independent voting rights representative.

“Controlled Shares” in reference to any individual or entity means:

a)
all shares of the Company directly, indirectly or constructively owned by such individual or entity; it being further understood that
i.
shares owned, directly or indirectly, by or for a partnership, or trust or estate will be considered as being owned proportionately by its partners or beneficiaries to such partners’ or beneficiaries’ economic equivalent in such partnership, trust or estate; and;
ii.
shares owned, directly or indirectly, by or for a corporation will be considered as being owned by such individual to the extent such individual exercises the power to vote, or to direct the voting, of such shares;
iii.
shares subject to options, warrants or other similar rights shall be deemed to be owned.
b)
all shares of the Company directly, indirectly or beneficially owned by such individual or entity; it being further understood that
i.
a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise alone or together with other such persons has or shares: (1) voting power which includes the power to vote, or to direct the voting of, such security; and/or (2) investment power which includes the power to dispose, or to direct the disposition of, such security;
ii.
any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement, or device with the purpose or effect of divesting such person of beneficial ownership of shares of the Company or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the provisions of these articles of association shall be deemed to be the beneficial owner of such shares;
iii.
a person shall be deemed to be the beneficial owner of shares if that person has the right to acquire beneficial ownership of such shares within 60 days, including but not limited to any right acquired: (1) through the exercise of any option, warrant or right; (2) through the conversion of a security; (3) pursuant to the power to revoke a trust, discretionary account, or similar arrangement; or (4) pursuant to the automatic termination of a trust, discretionary account or similar arrangement.

Furthermore, with respect to our authorized share capital, the Board of Directors is authorized to withdraw or limit the preemptive rights of the shareholders and to allot them to third parties following a shareholder or a group of shareholders acting in concert having accumulated shareholdings in excess of 15% of the share capital registered in the commercial register without having submitted to the other shareholders a takeover offer recommended by the Board of Directors, or for the defense of an actual, threatened or potential takeover bid, in relation to which the Board of Directors, upon consultation with an independent financial adviser retained by it, has not recommended to the shareholders acceptance on the basis that the Board of Directors has not found the takeover bid to be financially fair to the shareholders.

OTHER MATTERS

As of the date of this proxy statement, we know of no matter not specifically referred to above as to which any action is expected to be taken at the 2023 Annual General Meeting. The persons named as proxies will vote the proxies, insofar as they are not otherwise instructed, regarding such other matters and the transaction of such other business as may be properly brought before the meeting, as seems to them to be in the best interest of our Company and our shareholders.

Shareholder Proposals and Directors Nominations

According to Swiss law, which was in force until December 31, 2022, one or more registered shareholders who together represent shares representing at least the lesser of (i) ten percent of our issued share capital or (ii) an aggregate par value of one million Swiss francs may demand that an item be placed on the agenda of a meeting of shareholders. Any such proposal must be included by the Board of Directors in our materials for the meeting. A request for inclusion of an item on the agenda must be requested in writing delivered to or mailed and received at the registered office of the Company at least 120 calendar days before the first anniversary of the date that the Company’s proxy statement was released to shareholders in connection with the previous year’s annual general meeting. As such, the deadline for inclusion of a shareholder proposal for the 2023 Annual General Meeting was December 26, 2022. With respect to the 2024 annual general meeting of shareholders, the deadline to receive proposals for the agenda is expected to be December 28, 2023. Pursuant to the revised Swiss law, since January 1, 2023 one or more registered shareholders who together represent shares representing at least (i) 0.5 percent of our issued share capital or (ii) 0.5 percent of the votes may demand that an item be placed on the agenda of a meeting of shareholders.

In addition, if you are a registered shareholder and satisfy the shareholding requirements under Rule 14a-8 of the Exchange Act, you may submit a proposal for consideration by the Board of Directors for inclusion in the 2024 annual general meeting of shareholders agenda by delivering a request and a description of the proposal to the General Counsel and Secretary of the Company at secretary@crisprtx.com no later than December 28, 2023, which is 120 calendar days before the anniversary date of the company’s proxy statement released to shareholders in connection with the previous year’s annual general meeting. The proposal will need to comply with Rule 14a-8 of the Exchange Act, which lists the requirements for the inclusion of shareholder proposals in company-sponsored proxy materials under U.S. securities laws.

Nominations of director candidates by registered shareholders must follow the rules for shareholder proposals above. Assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating Committee will evaluate shareholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. If the board determines to nominate a shareholder-recommended candidate and recommends his or her election, then his or her name will be included in our proxy card for the next annual general meeting.

In addition, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than April 9, 2024.

Householding of Annual General Meeting Materials

Some brokers and other nominee record holders may be “householding” our proxy materials. This means a single notice and, if applicable, the proxy materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received. We will promptly deliver a separate copy of the notice and, if applicable, the proxy materials and our 2022 Annual Report to shareholders, which consists of our Annual Report on Form 10-K for the year ended December 31, 2022, to you if you write or call us at CRISPR Therapeutics AG, Baarerstrasse 14, 6300 Zug, Switzerland, Attn: General Counsel and Secretary, telephone +41 (0)41 561 32 77 and CRISPR Therapeutics, Inc., 105 West First Street, South Boston, Massachusetts 02127, Attn: General Counsel and Secretary, telephone: +1 617 315-4600. If you would like to receive separate copies of our proxy materials and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and telephone number.

Appendix A

Articles of association	STATUTEN
of	der
CRISPR Therapeutics AG (CRISPR Therapeutics SA) (CRISPR Therapeutics Ltd)	CRISPR Therapeutics AG (CRISPR Therapeutics SA) (CRISPR Therapeutics Ltd)
with registered office in	mit Sitz in
Zug	Zug
(Translation; in case of controversy the German text shall prevail)
I. Corporate Name, Principal Office, Duration and Purpose of the Company	I. Firma, Sitz, Dauer und Zweck der Gesellschaft
Art. 1 Corporate Name, Principal Office and Duration	Art. 1 Firma, Sitz und Dauer
Under the name CRISPR Therapeutics AG (CRISPR Therapeutics SA) (CRISPR Therapeutics Ltd)	Unter der Firma CRISPR Therapeutics AG (CRISPR Therapeutics SA) (CRISPR Therapeutics Ltd)
there exists a Company which is subject to the provisions of art. 620 et seq. of the Swiss Code of Obligations (CO) with registered office in Zug. The duration of the Company is unlimited.	besteht für unbeschränkte Dauer eine Aktiengesellschaft gemäss Art. 620 ff. OR mit Sitz in Zug.
Art. 2 Purpose	Art. 2 Zweck

The purpose of the Company is the research and development in the field of pharmaceutical products, including biological and biotechnological products, as well as the production and commercialisation of such products.

Die Gesellschaft bezweckt die Forschung und Entwicklung auf dem Gebiet von pharmazeutischen Produkten, einschliesslich biologischen und biotechnologischen Produkten, sowie die Herstellung und Kommerzialisierung derartiger Produkte.

The Company may purchase, hold and sell patents, copy rights, trade marks and other	Die Gesellschaft kann Patente, Urheberrechte, Marken und andere

intellectual property rights as well as licenses of any kind.	Immaterialgüterrechte sowie Lizenzen jeder Art erwerben, halten und veräussern.

The Company may engage in and carry out any and all commercial, financial or other activity, which is directly or indirectly related to the purpose of the Company. In doing so, the Company may in particular place emphasis on creating long-term and sustainable value in the Company and companies controlled by the Company. The Company may purchase, hold and sell shares or interests in other companies in Switzerland or abroad. It may establish and maintain branches and subsidiaries in Switzerland and abroad.

Die Gesellschaft kann alle kommerziellen, finanziellen und anderen Tätigkeiten ausüben, welche mit dem Zweck der Gesellschaft direkt oder indirekt im Zusammenhang stehen. Die Gesellschaft kann dabei insbesondere die Schaffung von langfristigem und nachhaltigem Wert durch die Gesellschaft und durch die von ihr kontrollierten Unternehmen berücksichtigen. Die Gesellschaft kann Beteiligungen an anderen Unternehmen im In- und Ausland erwerben, halten und veräussern. Sie kann Zweigniederlassungen und Tochtergesellschaften im In- und Ausland errichten.

The Company may purchase, hold and sell real estate and carry out other investments.	Die Gesellschaft kann Grundstücke erwerben, verwalten und veräussern sowie Vermögensanlagen anderer Art tätigen.

The Company may grant loans and other direct or indirect financing to companies controlled by or controlling the Company and provide collateral of all types for their liabilities, including by way of liens on or fiduciary transfer of assets of the Company or by way of guarantees of any type, whether for consideration or not.

Die Gesellschaft kann den von ihr kontrollierten und die sie kontrollierenden Gesellschaften Darlehen und andere direkte oder indirekte Finanzierungen gewähren und für deren Verbindlichkeiten Sicherheiten aller Art stellen, einschliesslich mittels Pfandrechten an oder fiduziarischen Übereignungen von Aktiven der Gesellschaft oder Garantien jedwelcher Art, ob entgeltlich oder nicht.

II. Share Capital and Shares	II. Aktienkapital und Aktien
Art. 3 Share Capital and Shares	Art. 3 Aktienkapital und Aktien
The share capital of the Company is CHF 2,506,150.41 and is fully paid in. It is divided into 83,538,347 registered shares with a nominal value of CHF 0.03 each.	Das Aktienkapital der Gesellschaft beträgt CHF 2'506'150.41 und ist voll liberiert. Es ist in 83'538'347 Namenaktien mit einem Nennwert von je CHF 0.03 eingeteilt.

Art. 3a ~~Authorized Share~~ Capital Band	Art. 3a ~~Genehmigtes Kapital~~ Kapitalband

The Board of Directors is authorized~~,~~ to ~~increase~~ conduct one or more increases of the share capital ~~in one or several steps~~ at any time until ~~10 June 2023~~ June 8, 2028, ~~by a maximum amount of CHF 1,179,509.25 by issuing a maximum of 39,316,975~~ or the expiry of the capital band if earlier, within a lower limit of CHF 2,506,150.41 and an upper limit of CHF 2,920,321.14
, corresponding to 13,805,691 registered shares with a ~~par~~ nominal value of CHF 0.03 each~~,~~ to be fully paid ~~up~~ in. An increase of the share capital ~~(i)~~ by means of an offering underwritten by a financial institution, a syndicate or another third party or third parties, followed by an offer to the then-existing shareholders of the Company ~~and (ii) in partial amounts~~ shall also be permissible.

Der Verwaltungsrat ist ermächtigt, das Aktienkapital jederzeit bis zum ~~10. Juni 2023, das Aktienkapital im Maximalbetrag von CHF 1’179’509.25~~ 8. Juni 2028 oder dem früheren Dahinfallen des Kapitalbands einmal oder mehrmals innerhalb der Untergrenze von CHF 2'506'150.41 und der Obergrenze von CHF 2'920'321.14 durch Ausgabe von höchstens ~~39’316’975~~ 13'805'691 vollständig zu liberierende Namenaktien mit einem Nennwert von je CHF 0.03 zu erhöhen. Eine Erhöhung des Aktienkapitals ~~(i)~~ durch die Zeichnung von Aktien aufgrund eines von einem Finanzinstitut, eines Verbandes, einer anderen Drittpartei oder Drittparteien unter-zeichneten Angebots, gefolgt von einem An-gebot gegenüber den zu diesem Zeitpunkt bestehenden Aktionären der Gesellschaft ~~sowie (ii) in Teilbeträgen~~ ist zulässig.

The Board of Directors shall determine the number of shares, the time of the issuance, the issue price, the manner in which the new registered shares have to be paid ~~up~~ in (including cash contributions, contributions in kind, set-off and conversion of freely usable reserves (including retained earnings) into share capital), the date from which the registered shares carry the right to dividends, the conditions for the exercise of the ~~preemptives~~ subscription rights and the allotment of ~~preemptives~~ subscription rights that have not been exercised or withdrawn. The Board of Directors is authorized to restrict or to prohibit the trading of subscription rights to the new shares. The Board of Directors may allow ~~the preemptive~~ subscription rights that have not been exercised to expire, or it may place with third parties such rights or registered shares, the ~~preemptive~~ subscription rights of which have not been exercised, at market

Der Verwaltungsrat soll die Anzahl auszugebender Aktien, den Ausgabezeitpunkt, den Bezugspreis, die Art und Weise der Liberierung, das Datum, ab welchem die Aktien zum Bezug einer Dividende berechtigen, die Bedingungen zur Ausübung der Bezugsrechte sowie die Zuteilung nicht ausgeübter oder entzogener Bezugsrechte festlegen. Betreffend die Art der zu leistenden Einlagen ist der Verwaltungsrat namentlich ermächtigt, eine Kapitalerhöhung durch Barliberierung, Sacheinlage, Verrechnungsliberierung, Umwandlung von frei verwendbaren Reserven (einschliesslich Gewinnvortrag) in Aktienkapital vorzunehmen. Der Verwaltungsrat kann den Bezugsrechtshandel betreffend die neu auszugebenden Aktien einschränken oder aufzuheben. Der Verwaltungsrat kann bestimmen, dass nicht ausgeübte Bezugsrechte verfallen, oder er kann

conditions or use them otherwise in the interest of the Company.	Drittparteien solche Rechte oder Aktien, für welche die Bezugsrechte nicht ausgeübt wurden, zu Marktbedingungen zuteilen oder sie sonst im Interesse der Gesellschaft verwenden.
The Board of Directors is authorized to withdraw or limit the ~~preemptives~~ subscription rights of the shareholders and to allot them to third parties:	Der Verwaltungsrat ist ermächtigt, das Bezugsrecht der Aktionäre auszuschliessen oder Dritten zuzuteilen:
a) if the issue price of the new registered shares is determined by reference to the market price; or	a) falls der Ausgabepreis der neuen Aktien anhand des Marktwertes festgelegt wird; oder
b)
for the acquisition of an enterprise, part of an enterprise or participations, or for the financing or refinancing of any of such acquisition, or in the event of share placement for the financing or refinancing of such placement; or

b)
für die Übernahme eines Unternehmens, den Teil eines Unternehmens oder Beteiligungen oder für die Finanzierung oder Refinanzierung solcher Erwerbe, oder im Falle einer Aktienplatzierung für die Finanzierung oder Refinanzierung solcher Platzierungen; oder

c)
for purposes of broadening the shareholder constituency of the Company in certain financial or investor markets, for purposes of the participation of strategic partners, or in connection with the listing or registration of new registered shares on domestic or foreign stock exchanges; or

c)
zum Zweck der Erweiterung der Aktionärskreises der Gesellschaft in bestimmten finanziellen oder Investorenmärkten, für die Zwecke der Beteiligung von strategischen Partnern, oder im Zusammenhang mit der Auflistung oder Meldung neuer Namenaktien an inländischen oder ausländischen Börsen; oder

d)
for purposes of granting an over-allotment option (Greenshoe) of up to 20% of the total number of registered shares in a placement or sale of registered shares to the respective initial purchaser(s) or underwriter(s); or

d)
zum Zweck der Gewährung einer Mehrzuteilungsoption (Greenshoe) von bis zu 20% aller Namenaktien im Falle einer Vermittlung oder eines Verkaufs von Namenaktien an den jeweiligen ursprünglichen Käufer oder Zeichner; oder

e)
for raising of capital (including private placements) in a fast and flexible manner as such transaction would probably be difficult to carry out, or could be carried out only at less favorable terms, without the exclusion of the statutory ~~preemptives~~ subscription right of the

e)
um Kapital (inklusive durch private Vermittlung) in schneller und flexibler Weise zu beschaffen, wenn eine solche Transaktion wahrscheinlich ohne den Ausschluss der gesetzlichen ~~Vorkaufsrechte~~ Bezugsrechte der existierenden Aktionäre schwierig oder

existing shareholders;	nur zu weniger günstigen Bedingungen durchzuführen wäre; oder
f) for other valid grounds in the sense of Article 652b para. 2 CO; or	f) aus anderen, gemäss Art. 652b Abs. 2 OR zulässigen Gründen; oder
g)
following a shareholder or a group of shareholders acting in concert having accumulated shareholdings in excess of 15% of the share capital registered in the commercial register without having submitted to the other shareholders a takeover offer recommended by the Board of Directors, or for the defense of an actual, threatened or potential takeover bid, in relation to which the Board of Directors, upon consultation with an independent financial adviser retained by it, has not recommended to the shareholders acceptance on the basis that the Board of Directors has not found the takeover bid to be financially fair to the shareholders.

g)
einem Aktionär oder einer Gruppe von Aktionären folgend, die gemeinsam mehr als 15% des im Handelsregister eingetragenen Aktienkapitals halten und den übrigen Aktionären auf Empfehlung des Verwaltungsrats hin kein Übernahmeangebot unterbreitet haben, oder im Rahmen der Abwehr eines tatsächlichen, drohenden oder etwaigen Übernahmeversuchs, für den der Verwaltungsrat, nach Konsultation eines unabhängigen Finanzberaters, keine Zustimmungsempfehlung abgegeben hat, da das Übernahmeangebot vom Verwaltungsrat den Aktionären gegenüber als finanziell zu wenig angemessen betrachtet wird.

The Board of Directors is authorized to carry out a capital increase by increase of the nominal value of the shares within the capital band. The Board of Directors shall determine the new nominal value of the shares and shall adapt all provisions of the Articles of Association relating to the nominal value of a share as well as the number of shares with a new nominal value corresponding to the fixed lower and upper limit of the capital band as per this Article.

Der Verwaltungsrat ist ermächtigt, eine Kapitalerhöhung durch Nennwerterhöhung innerhalb des Kapitalbands durchzuführen. Der Verwaltungsrat setzt diesfalls den neuen Nennwert der Aktien fest und passt sämtliche Statutenbestimmungen an, die sich auf den Nennwert einer Aktie beziehen sowie die Anzahl Aktien mit neuem Nennwert, welche der festen betragsmässigen Ober- und Untergrenze des Kapitalbands gemäss diesem Artikel entsprechen.

~~The~~ Subscription to and acquisition of ~~registered~~ new shares ~~out of authorized capital increase of share capital for general purposes and any transfers of registered shares shall be~~, as well as any subsequent transfer of their ownership are subject to the restrictions specified in Article 4 of the Articles of Association.

~~Der~~ Zeichnung und Erwerb ~~von~~ der neu ausgegebenen Namenaktien ~~aufgrund einer genehmigten Aktienkapitalerhöhung für allgemeine Zwecke sowie jeder Transfer von~~ sowie jede nachfolgende Übertragung dieser Namenaktien unterliegen den ~~Einschränkungen in~~ Beschränkungen von Art. 4 dieser Statuten.

Art. 3b Conditional Capital Increase for Bonds and Similar Debt Instruments	Art. 3b Bedingtes Kapital für Anleihensobligationen oder ähnliche Instrumente

The share capital of the Company shall be increased by a maximum amount of CHF 246,084.96 through the issue of a maximum of 8,202,832 registered shares, payable in full, each with a nominal value of CHF 0.03 through the exercise of conversion and/or option rights granted in connection with bonds or similar instruments, issued or to be issued by the Company or by ~~subsidiaries of~~ companies controlled by the Company, including convertible debt instruments.

Das Aktienkapital der Gesellschaft wird im Maximalbetrag von CHF 246'084.96 durch Ausgabe von höchstens 8'202'832 vollständig zu liberierenden Namenaktien mit einem Nennwert von CHF 0.03 je Aktie erhöht durch die Ausübung von Wandlungs- und/oder Optionsrechte, welche im Zusammenhang mit von der Gesellschaft oder ~~ihren Tochtergesellschaften~~ von ihr kontrollierten Gesellschaften emittierten oder noch zu emittierenden Anleihensobligationen oder ähnlichen Instrumenten eingeräumt wurden oder werden, einschliesslich Wandelanleihen.

Shareholders' subscription rights are excluded. Shareholders' advance subscription rights with regard to the new bonds or similar instruments may be restricted or excluded by decision of the Board of Directors in order to finance or re-finance the acquisition of companies, parts of companies or holdings, or new investments planned by the Company, or in order to issue convertible bonds or similar instruments on the international capital markets or through private placement. If advance subscription rights are excluded, then (1) the instruments are to be placed at market conditions, (2) the exercise period is not to exceed ten years from the date of issue of option rights and twenty years for conversion rights and (3) the conversion or exercise price for the new shares is to be set at least in line with the market conditions prevailing at the date on which the instruments are issued.

Das Bezugsrecht der Aktionäre ist für diese Aktien ausgeschlossen. Das Vorwegzeichnungsrecht der Aktionäre in Bezug auf neue Anleihensobligationen oder ähnliche Instrumente kann durch Beschluss des Verwaltungsrates zu folgenden Zwecken eingeschränkt oder ausgeschlossen werden: Finanzierung und Refinanzierung des Erwerbs von Unternehmen, Unternehmensteilen, Beteiligungen, oder von der Gesellschaft geplanten neuen Investitionen, oder für die Ausgabe von Anleihensobligationen oder ähnlichen Instrumenten auf internationalen Kapitalmärkten oder mittels Privatplatzierungen. Falls Vorwegzeichnungsrechte ausgeschlossen werden, müssen (1) die Instrumente zu Marktkonditionen platziert werden, (2) der Ausübungszeitraum darf zehn Jahre seit dem Ausgabedatum der Optionsrechte und 20 Jahre seit dem Ausgabedatum der Wandlungsrechte nicht überschreiten und (3) der Wandlungs- oder Ausübungspreis für die neuen Aktien muss mindestens gemäss den Marktbedingungen am Ausgabedatum der Instrumente festgelegt werden.

Conversion rights and/or option rights may be exercised or waived in writing or in electronic form.	Wandlungs- und/oder Optionsrechte können schriftlich oder in elektronischer Form ausgeübt werden; Gleiches gilt für den Verzicht auf diese Rechte.

The acquisition of registered shares through the exercise of conversion or option rights and any transfers of registered shares shall be subject to the restrictions specified in Article 4 of the Articles of Association.

Der Erwerb von Namenaktien durch Ausübung von Wandel- oder Optionsrechten sowie sämtliche weiteren Übertragungen von Namenaktien unterliegen den Übertragungsbeschränkungen gemäss Art. 4 der Statuten.
Art. 3c Conditional Share Capital for Employee Benefit Plans	Art. 3c Bedingtes Aktienkapital für Mitarbeiterbeteiligungspläne

The share capital of the Company shall be increased by an amount not exceeding CHF ~~578,679.39~~ 629,679.39 through the issue of a maximum of ~~19,289,313~~ 20,989,313 registered shares, payable in full, each with a nominal value of CHF 0.03, in connection with the exercise of option rights granted to any employee of the Company or a subsidiary, and any consultant, members of the Board of Directors, or other person providing services to the Company or a subsidiary.

Das Aktienkapital kann durch die Ausgabe von höchstens ~~19'289'313~~ 20'989'313 voll zu liberierenden Namenaktien im Nennwert von je CHF 0.03 um höchstens CHF ~~578'679.39~~ 629'679.39 durch Ausübung von Optionsrechten erhöht werden, welche Mitarbeitenden der Gesellschaft oder ihrer Tochtergesellschaften, Personen in vergleichbaren Positionen, Beratern, Verwaltungsratsmitgliedern oder anderen Personen, welche Dienstleistungen zu Gunsten der Gesellschaft erbringen, gewährt wurden.

Shareholders' subscription rights shall be excluded with regard to these shares. These new registered shares may be issued at a price below the current market price. The Board of Directors shall specify the precise conditions of issue including the issue price of the shares. Conversion rights and/or option rights may be exercised or waived in writing or in electronic form.

Das Bezugsrecht der Aktionäre ist für diese Aktien ausgeschlossen. Diese neuen Namenaktien können zu einem Preis unter dem aktuellen Marktpreis ausgegeben werden. Der Verwaltungsrat legt die genauen Bedingungen für die Ausgabe, einschliesslich des Ausgabepreises der Aktien fest. Wandlungs- und/oder Optionsrechte können schriftlich oder in elektronischer Form ausgeübt werden; Gleiches gilt für den Verzicht auf diese Rechte.

The acquisition of registered shares in connection with employee participation and any further transfers of registered shares shall be subject to the restrictions specified in Article 4 of the Articles of Association.

Der Erwerb von Namenaktien im Zusammenhang der Mitarbeiterbeteiligung sowie sämtliche weiteren Übertragungen von Namenaktien unterliegen den Übertragungsbeschränkungen gemäss Art. 4 der Statuten.

Art. 3d Contribution in Kind	Art. 3d Sacheinlage

The Company takes over at the capital increase as of 1 April 2015 and according to the contribution in kind agreement as of 11 March 2015 from Rodger Novak 1'600, according to the contribution in kind agreement as of 10 March 2015 from Shaun Foy 1'000, according to the contribution in kind agreement as of 10 March 2015 from Andrea Corcoran 100, according to the contribution in kind agreement as of 11 March 2015 from Chad Cowan 200, according to the contribution in kind agreement as of 12 March 2015 from Matthew Porteus 600, according to the contribution in kind agreement as of 12 March 2015 from Daniel G. Anderson, Inc. 600, according to the contribution in kind agreement as of 12 March 2015 from Craig Mello 500, thus, altogether 4'600 shares as well as according to the contribution in kind agreement as of 18 March 2015 from FAY PARTICIPATION CORP. 1'400 entitlements to shares, all with a nominal value of GPB 0.001 each of Tracr Hematology Limited, in Stevenage (UK), and the contributors receive 590’428 shares (Common Shares) in the Company with nominal value of CHF 0.10 each as follows:

Die Gesellschaft übernimmt anlässlich der Kapitalerhöhung vom 1. April 2015 und gemäss Sacheinlagevertrag vom 11. März 2015 von Rodger Novak 1'600, gemäss Sacheinlagevertrag vom 10. März 2015 von Shaun Foy 1'000, gemäss Sacheinlagevertrag vom 10. März 2015 von Andrea Corcoran 100, gemäss Sacheinlagevertrag vom 11. März 2015 von Chad Cowan 200, gemäss Sacheinlagevertrag vom 12. März 2015 von Matthew Porteus 600, gemäss Sacheinlagevertrag vom 12. März 2015 von Daniel G. Anderson, Inc. 600, gemäss Sacheinlagevertrag vom 12. März 2015 von Craig Mello 500, demnach insgesamt 4'600 Aktien, sowie gemäss Sacheinlagevertrag vom 18. März 2015 von FAY PARTICIPATION CORP. 1'400 Anrechte auf Aktien, alle im Nennwert von je GPB 0.001 der Tracr Hematology Limited, in Stevenage (UK), wofür die Sacheinleger insgesamt 590’428 Namenaktien (Stammaktien) der Gesellschaft im Nennwert von je CHF 0.10 wie folgt erhalten:

Rodger Novak 157'449 Shaun Foy 98'405 Andrea Corcoran 9'840 Chad Cowan 19'681 Matthew Porteus 59'043 Daniel G. Anderson, Inc. 59'043 Craig Mello 49'202 FAY PARTICIPATION CORP. 137'765.	Rodger Novak 157'449 Shaun Foy 98'405 Andrea Corcoran 9'840 Chad Cowan 19'681 Matthew Porteus 59'043 Daniel G. Anderson, Inc. 59'043 Craig Mello 49'202 FAY PARTICIPATION CORP. 137'765.
Art. 4 Share Register	Art. 4 Aktienbuch
The Company shall maintain a share register in which it shall register the name, first name and place of residence (in case of legal	Die Gesellschaft führt ein Aktienbuch, worin die Eigentümer und Nutzniesser von Namenaktien mit Namen, Vornamen und

persons the place of incorporation) of the owners and usufructuaries of its registered shares. Natural and legal persons as well as legal representatives of minors etc. entitled by law to the voting rights of a share which they do not own will be noted in the share register upon request.

Wohnort (bei juristischen Personen Sitz) eingetragen werden. Natürliche und juristische Personen sowie gesetzliche Vertreter von Minderjährigen usw., welchen kraft Gesetzes Stimmrechte eines Anteils zukommen, den sie nicht besitzen, werden auf Anfrage im Aktienregister angemerkt.

Upon request, acquirers of shares will be registered in the share register ~~without limitation~~ as shareholders with voting rights if they expressly certify that they acquired the shares in their own name and for their own account.

Erwerber von Aktien werden auf Gesuch hin ~~ohne Begrenzung~~ als Aktionäre mit Stimmrecht im Aktienregister eingetragen, falls sie ausdrücklich erklären, die Aktien im eigenen Namen und auf eigene Rechnung erworben zu haben.

No person or entity shall be registered with voting rights over its shares (including “Controlled Shares” as defined below) that exceed 5% or more of the registered share capital recorded in the Commercial Register. This restriction of registration also applies to persons who hold some or all of their shares through nominees pursuant to this Article 4 of these Articles of Association. The foregoing is subject to Article 685d para. 3 CO.

Keine natürliche oder juristische Person wird für ihre Aktien (einschliesslich für "Kontrollierte Aktien" wie nachstehend definiert) für mehr als 5% des im Handelsregister eingetragenen Aktienkapitals mit Stimmrecht eingetragen. Diese Eintragungsbeschränkung gilt auch für Personen, die einen Teil oder alle ihre Aktien durch Nominees gemäss Artikel 4 dieser Statuten halten. Die vorstehenden Ausführungen gelten nicht in den in Art. 685d Abs. 3 OR genannten Fällen.

Persons who do not expressly declare in the registration application that they are holding the shares on their own account (thereafter: nominees) shall forthwith be entered on the share register as shareholders with voting rights up to a maximum of 3 percent of the share capital. Beyond that limit, registered shares of nominees shall only be entered as voting if the nominees in question confirm in writing that they are willing to disclose the names, addresses and shareholdings of the persons on whose account they hold 0.5 percent or more of the share capital. The Board of Directors concludes agreements with nominees that among other things govern the representation of shareholders and the voting rights.

Personen, die im Eintragungsgesuch nicht ausdrücklich erklären, die Aktien für eigene Rechnung zu halten (nachstehend: Nominees) werden ohne weiteres bis maximal 3% des jeweils ausstehenden Aktienkapitals mit Stimmrecht im Aktienbuch eingetragen. Über diese Limite hinaus werden Namenaktien von Nominees nur dann mit Stimmrecht eingetragen, wenn der betreffende Nominee schriftlich bereit erklärt, gegebenenfalls die Namen, Adressen und Aktienbestände derjenigen Person offenlegt, für deren Rechnung er 0.5% oder mehr des jeweils ausstehenden Aktienkapitals hält. Der Verwaltungsrat schliesst mit Nominees Vereinbarungen ab, die unter anderem die Vertretung der Aktionäre und der Stimmrechte regeln.

In particular cases the Board of Directors may allow exemptions from the limitation for registration in the share register and the regulation concerning nominees.	Der Verwaltungsrat kann in besonderen Fällen Ausnahmen von der Beschränkung der Eintragung im Aktienregister oder von der Regelung in Bezug auf Nominees gewähren.

After hearing the registered shareholder or nominee, the Board of Directors may remove entries in the share register with retroactive effect as per the date of entry, if such entry was based on false information. The party affected must be informed of such removal immediately.

Nach Anhörung des eingetragenen Aktionärs oder Nominees, kann der Verwaltungsrat die Eintragungen im Aktienregister rückwirkend nach dem Datum der Eintragung entfernen, wenn ein solcher Eintrag aufgrund falscher Angaben erfolgte. Der Betroffene muss über eine solche Entfernung sofort informiert werden.

For the purposes of this Article 4 and Article 16, "Controlled Shares" in reference to any individual or entity means:	Im Rahmen dieses Art. 4 und Art. 16 bedeuten "Kontrollierte Aktien" in Bezug auf jegliche Einzelperson oder juristische Person:
(a) all shares of the Company directly, indirectly or constructively owned by such individual or entity; it being further understood that	(a) alle Aktien der Gesellschaft, die direkt, indirekt oder konstruktiv von einer solchen Einzelperson oder juristischen Person gehalten werden; darüber hinaus gilt, dass

(i) shares owned, directly or indirectly, by or for a partnership, or trust or estate will be considered as being owned proportionately by its partners or beneficiaries to such partners’ or beneficiaries’ economic equivalent in such partnership, trust or estate; and

(i)  Aktien, die direkt oder indirekt durch oder für eine Personengesellschaft oder einen Trust oder eine Vermögensmasse gehalten werden, auf die Partner oder Begünstigten aufgeteilt werden proportional zum wirtschaftlichen Anteil eines solchen Partners oder Begünstigten an einer solchen Personengesellschaft, Trust oder Vermögensmasse; und

(ii) shares owned, directly or indirectly, by or for a corporation will be considered as being owned by such individual to the extent such individual exercises the power to vote, or to direct the voting, of such shares; and

(ii) Aktien, die direkt oder indirekt durch oder für eine Gesellschaft gehalten werden, gelten in dem Umfang als im Eigentum einer solchen Einzelperson befindlich, in welchem eine solche Einzelperson ihre Stimmrechte an solchen Aktien ausübt oder die Ausübung beeinflusst; und

(iii) shares subject to options, warrants or other similar rights shall be deemed to be owned; and	(iii) Aktien, die in Abhängigkeit zu Optionen, Bezugsrechten oder anderen

ähnlichen Rechten stehen, als Eigentum gelten; und
(b) all shares of the Company directly, indirectly or beneficially owned by such individual or entity; it being further understood that	(b) alle Aktien der Gesellschaft, die direkt, indirekt oder vorteilhaft durch eine solche Einzelperson oder eine juristische Person gehalten werden; darüber hinaus gilt, dass

(i) a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise alone or together with other such persons has or shares:

(i) ein begünstigter Eigentümer eines Wertpapiers jede Person umfasst, die direkt oder indirekt, durch jede Art von Vertrag, Vereinbarung, Einvernehmen, Bindung oder anderweitig allein oder mit anderen Personen gemeinsam hat oder teilt:

(1) voting power which includes the power to vote, or to direct the voting of, such security; and/or	(1) das Stimmrecht, welches das Recht zur Stimmabgabe, oder zur Leitung der Stimme eines solchen Wertpapiers umfasst; und/oder
(2) investment power which includes the power to dispose, or to direct the disposition of, such security.	(2) das Investitionsrecht, welches die Verfügungsmacht oder ein Recht zur Bestimmung über die Verfügung eines solchen Wertpapiers umfasst.

(ii) Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement, or device with the purpose or effect of divesting such person of beneficial ownership of shares of the Company or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the provisions of these articles of association shall be deemed to be the beneficial owner of such shares.

(ii) Jede Person, die, direkt oder indirekt, einen Trust, Stellvertretung, Vollmacht, Pooling-Vertrag oder jede andere Form von Vertrag, mit dem Zweck oder Ziel schafft oder benutzt, um eine Person von ihren wirtschaftlichen Begünstigungen aus dem Eigentum an den Aktien der Gesellschaft zu entheben oder zur Verhinderung der Ausübung eines solchen begünstigenden Eigentums als Teil eines Plans oder Vorhabens zur Umgehung der Regelungen in diesen Statuten, soll als begünstigter Eigentümer solcher Aktien gesehen werden.

(iii) A person shall be deemed to be the beneficial owner of shares if that person has the right to acquire beneficial ownership of such shares within 60 days, including but not limited to any right acquired: (A) through the exercise of any

(iii) Eine Person soll als begünstigter Eigentümer von Aktien eingestuft werden, wenn diese Person das Recht hat, ein begünstigendes Eigentum an solchen Aktien innerhalb von 60 Tagen zu erwerben, inklusive, aber nicht option, warrant or right; (B) through the conversion of a security; (C) pursuant to the power to revoke a trust, discretionary account, or similar arrangement; or (D) pursuant to the automatic termination of a trust, discretionary account or similar arrangement.

beschränkt auf jegliches erworbenes Recht: (A) durch die Ausübung jeglicher Option, jedes Bezugsrechts oder sonstigen Rechts; (B) durch die Umwandlung eines Wertpapiers; (C) aufgrund der Befugnis, einen Trust, ein Vermögensverwaltungskonto oder ähnliche Verhältnisse zu widerrufen oder (D) in Zusammenhang mit der automatischen Auflösung eines Trusts, Vermögensverwaltungskontos oder eines ähnlichen Verhältnisses.

The limit of 5% or more of the registered share capital also applies to the subscription for, or acquisition of, registered shares by exercising option or convertible rights arising from registered or bearer securities or any other securities issued by the Company or third parties, as well as by means of exercising purchased ~~preemptive~~ subscription rights arising from either registered or bearer shares. The registered shares exceeding the limit of 5% shall be entered in the share register as shares without voting rights.

Die Grenze von 5% des eingetragenen Aktienkapitals gilt auch für zur Zeichnung von, oder Akquisition von Namenaktien durch Ausübung einer Option oder umwandelbaren Rechte, welche aus Namen- oder Inhaberaktien hervor gehen oder jeder anderen von der Gesellschaft oder Dritten ausgegebenen Sicherheit, sowie durch die Ausübung von erworbenen ~~Vorkaufsrechten~~ Bezugsrechten, ~~welche~~ die entweder aus Namen- oder Inhaberaktien hervorgehen. Die Namenaktien, welche die Grenze von 5% übersteigen, sind im Aktienbuch als Aktien ohne Stimmrecht einzutragen.

Corporate bodies and partnerships or other groups of persons or joint owners who are interrelated to one another through capital ownership, voting rights, uniform management or otherwise linked as well as individuals or corporate bodies and partnerships who act in concert to circumvent the regulations concerning the limitation of registration or the nominees (especially as syndicates), shall be treated as one single person or nominee within the meaning of this Article 4 and Article 16.

Juristische Personen und Personengesellschaften oder andere Personenzusammenschlüsse oder Gesamthandverhältnisse, die untereinander kapital- oder stimmenmässig, durch einheitliche Leitung oder auf andere Weise verbunden sind, sowie natürliche oder juristische Personen oder Personengesellschaften, die im Hinblick auf eine Umgehung der Eintragungsbeschränkungen oder der Bestimmungen über die Nominees (insbesondere als Syndikat) koordiniert vorgehen, gelten als eine Einzelperson oder Nominee im Sinne dieses Art. 4 und Art. 16.

Art. 5 Share Certificates and Intermediated Securities	Art. 5 Aktienzertifikate und Bucheffekten

The Company may issue its registered shares in the form of single certificates, global certificates and uncertificated securities. Under the conditions set forth by statutory law, the Company may convert its registered shares from one form into another form at any time and without the approval of the shareholders.

Die Gesellschaft kann ihre Namenaktien in Form von Einzelurkunden, Globalurkunden oder Wertrechten ausgeben. Der Gesellschaft steht es im Rahmen der gesetzlichen Vorhaben frei, ihre in einer dieser Formen ausgegebenen Namenaktien jederzeit und ohne Zustimmung der Aktionäre in eine andere Form umzuwandeln.

The shareholder has no right to demand a conversion of the form of the registered shares. Each shareholder may, however, at any time request a written confirmation from the Company of the registered shares held by such shareholder, as reflected in the share register.

Der Aktionär hat keinen Anspruch auf Umwandlung von in bestimmter Form ausgegebenen Namenaktien in eine andere Form. Jeder Aktionär kann jedoch von der Gesellschaft jederzeit die Ausstellung einer Bescheinigung über die von ihm gemäss Aktienbuch gehaltenen Namenaktien verlangen.

The transfer or grant of intermediated securities based on the Company's shares and the pledging of these intermediated securities shall be based on the provisions of the Swiss Federal Intermediated Securities Act. ~~Transfer of propriety as collateral~~ Intermediated securities and security interest in intermediated securities cannot be transferred or granted, respectively, by ~~means~~ way of ~~written~~ assignment ~~is not permitted~~.

Die Übertragung oder Schaffung von Bucheffekten, denen Aktien der Gesellschaft zugrunde liegen, und die Bestellung von Sicherheiten an diesen Bucheffekten richten sich nach den Bestimmungen des Bucheffektengesetzes. ~~Eine Übertragung des Eigentums am Titel durch schriftliche Abtretungserklärung (Zession) ist ausgeschlossen~~ Bucheffekten und Sicherheiten an Bucheffekten können nicht mittels Abtretung übertragen bzw. begründet werden.

Art. 6 Exercise of Shareholders Rights	Art. 6 Ausübung von Aktionärsrechten
The ~~shares~~ rights pertaining to a share are indivisible and the Company recognizes only one single representative per share.	Die ~~Aktie~~ aus einer Aktie fliessenden Recht sind unteilbar und die Gesellschaft anerkennt nur einen einzigen Vertreter pro Aktie.

The right to vote and the other rights pertaining to a ~~registered~~ share may only be exercised ~~by a shareholder, a usufructuary or a nominee who is registered~~ in accordance with law and the Articles of Association. The right to vote shall be reserved to persons registered with voting rights in the share register ~~and by persons who are entitled by law to~~ in accordance with Article 4 of the ~~voting rights~~ Articles of ~~a share~~ Association.

Das Stimmrecht und die anderen ~~zu~~ aus einer ~~Namenaktien gehörenden~~ Aktie fliessenden Rechte dürfen nur von einem Aktionär~~, einem Nutzniesser oder Nominee, dessen~~ im Einklang mit Gesetz und Statuten ausgeübt werden. Das Stimmrecht ~~im Aktienregister eingetragen ist und~~ darf nur von Personen ausgeübt werden, ~~welche kraft Gesetzes die Stimmrechte einer Aktie zustehen, ausgeübt werden~~ die gemäss Artikel 4 der Statuten im Aktienbuch mit Stimmrecht eingetragen sind.

III. Corporate structure	III. Organisation der Gesellschaft
Art. 7 Corporate Bodies The corporate bodies are: A. the General Meeting; B. the Board of Directors; C. the Auditors.	Art. 7 Gliederung Gesellschaftsorgane: A. Generalversammlung; B. Verwaltungsrat; C. Revisionsstelle.
IV. THe General Meeting	IV. Generalversammlung
Art. 8 Powers	Art. 8 Befugnisse
The General Meeting is the supreme body of the Company. It has the following non-delegable powers:	Oberstes Organ der Gesellschaft ist die Generalversammlung. Ihr stehen folgende unübertragbare Befugnisse zu:
a) to adopt and amend the Articles of association ~~(Art. 651a, 652g, 653g und 653i CO remain reserved)~~;	a) Festsetzung und Änderung der Statuten ~~(Art. 651a, 652g, 653g und 653i OR bleiben vorbehalten)~~;
b) to elect and remove the members of the	b) Wahl und Abberufung der Mitglieder des

Board of Directors, the Chairman of the Board of Directors, the members of the Compensation Committee, the Auditors and the Independent Proxy;	Verwaltungsrats, des Präsidenten des Verwaltungsrats, der Mitglieder des Vergütungsausschusses, der Revisionsstelle und des unabhängigen Stimmrechtsvertreters;
c)
to approve the management report ~~and~~, the annual accounts, and the report on non-financial matters (if any) and to determine the allocation of profits, in particular with regard to dividends ~~and bonus payments~~ (including any repayment of statutory capital reserves as well as the approval of interim dividends and the required interim accounts);

c)
Genehmigung des Lageberichts ~~und~~, der Jahresrechnung und des Berichts über nichtfinanzielle Belange (sofern vorhanden) sowie Beschlussfassung über die Verwendung des Bilanzgewinnes, insbesondere die Festsetzung der Dividende ~~und der Tantieme~~ (einschliesslich einer allfälligen Rückzahlung von gesetzlichen Kapitalreserven sowie die Festsetzung von Zwischendividenden und die Genehmigung des dafür erforderlichen Zwischenabschlusses);

d) to discharge from liability of the members of the Board of Directors and of the Executive Committee;	d) Entlastung der Mitglieder des Verwaltungsrates und der Geschäftsleitung;
e) to approve the total compensation paid to the Board of Directors and the Executive Committee as per Art. 32 and Art. 33 below;	e) Genehmigung der Gesamtvergütungen des Verwaltungsrats und der Geschäftsleitung nach Massgabe von Art. 32 und Art. 33 hiernach;
~~f) to pass resolutions concerning all matters which are reserved to the authority of the General Meeting by law or by the Articles of association.~~	~~f) Beschlussfassung über die Gegenstände, die der Generalversammlung durch das Gesetz oder die Statuten vorbehalten sind~~
f) to delist the Company’s equity securities;	f) die Dekotierung der Beteiligungspapiere der Gesellschaft;
g) to pass resolutions concerning all matters which are reserved to the authority of the General Meeting by law or by the Articles of association.	g) Beschlussfassung über die Gegenstände, die der Generalversammlung durch das Gesetz oder die Statuten vorbehalten sind.

Art. 9 Ordinary General Meeting	Art. 9 Ordentliche Generalversammlung

The Ordinary General Meeting shall be held ~~annualy~~ annually within six months after the end of the business year ~~at such time and at such location, which may be within or outside Switzerland, as determined by the Board of Directors~~.

Die ordentliche Generalversammlung findet jährlich innerhalb von sechs Monaten nach Abschluss des Geschäftsjahres statt~~, zum Zeitpunkt und an einem Ort, der innerhalb oder ausserhalb der Schweiz sein kann, gemäss Festlegung durch den Verwaltungsrat~~.

Art. 10 Extraordinary General Meeting	Art. 10 Ausserordentliche Generalversammlung

Extraordinary General Meetings may be called by resolution of the General Meeting, the Auditors or the Board of Directors, or by shareholders with voting powers, provided they represent at least ~~10~~ 5% of the share capital or the voting rights and who submit (a)(1) a request signed by such shareholder(s) that specifies the item(s) to be included on the agenda, (2) the respective proposals of the shareholders and (3) evidence of the required shareholdings recorded in the share register and (b) such other information as would be required to be included in a proxy statement pursuant to the rules of the country where the Company's shares are primarily listed.

Ausserordentliche Generalversammlungen können einberufen werden durch Beschluss der ordentlichen Generalversammlung, durch die Revisionsstelle oder den Verwaltungsrat oder durch stimmberechtigte Aktionäre, sofern sie mindestens ~~10~~ 5% des Aktienkapitals oder der Stimmen erreichen und die Folgendes einreichen: (a)(1) einen unterschriebenen Antrag dieser Aktionäre, welcher die Traktanden angibt, die auf die Traktandenliste gesetzt werden, (2) die entsprechenden Anträge der Aktionäre und (3) den Nachweis der erforderlichen Beteiligung dieser Aktionäre aufgrund des Aktienregisters und (b) alle anderen Informationen, die für eine Vollmacht nach den Regeln des Landes, in welchem die Aktien des Unternehmens hauptsächlich eingetragen sind, erforderlich wären.

Art. 11 Notice and Agenda of Shareholders' Meetings	Art. 11 Mitteilung und Traktanden der Generalversammlung

Notice of a General Meeting ~~of Shareholders~~ shall be given by the Board of Directors or, if necessary, by the Auditor, not later than twenty calendar days prior to the date of the General Meeting ~~of Shareholders~~. Notice of the General Meeting ~~of Shareholders~~ shall be given by way of a one-time announcement in the ~~official means of publication of the Company pursuant to Article 46 of these Articles of Association. The notice period shall~~

Die Mitteilung einer Generalversammlung erfolgt durch den Verwaltungsrat oder gegebenenfalls durch die Revisionsstelle, spätestens zwanzig Kalendertage vor dem Datum der Generalversammlung. Die Mitteilung der Generalversammlung erfolgt durch eine einmalige Bekanntmachung ~~in den amtlichen Publikationsmitteln der Gesellschaft gemäss Artikel 46 dieser Statuten. Die Frist gilt als eingehalten, wenn~~

~~be deemed to have been observed if notice of the General Meeting of Shareholders is published in such official means of publication, it being understood that the date of publication shall not be computed in the notice period. Shareholders of record~~ Swiss Official Gazette of Commerce. Shareholders recorded in the Company’s share register may in addition be informed of the General Meeting ~~of Shareholders~~ by ordinary mail or e-mail.

~~Ankündigung der Generalversammlung im offiziellen Publikationsmittel veröffentlicht wurde, wobei das Datum der Veröffentlichung nicht in die Mitteilungsfrist eingerechnet werden darf. Eingetragene~~ im Schweizerischen Handelsamtsblatt. Im Aktienbuch eingetragene Aktionäre können zusätzlich per Post oder E-Mail über die Generalversammlung informiert werden.

The content of the invitation to the General Meeting shall be in accordance with the law.	Der Inhalt der Einladung zur Generalversammlung richtet sich nach dem Gesetz.

The ~~notice~~ Board of ~~a General Meeting of Shareholders~~ Directors shall ~~specify~~ determine the ~~items~~ time and venue of the General Meeting, which may be in Switzerland or abroad, and state the matters on the agenda ~~and the proposals of the~~. The Board of Directors ~~and the shareholder(s) who requested~~ may provide that shareholders who are not present at the venue of the Shareholders’ Meeting may exercise their rights by electronic means. The Board of Directors may also determine that ~~a General Meeting of~~ the Shareholders’ Meeting be held ~~or an item be included on the agenda, and, in the event of elections, the name(s) of the candidate(s) that has or have been put on the ballot for election~~ virtually without a venue.

~~Die Mitteilung der Generalversammlung hat die Traktanden und die Anträge des Verwaltungsrates und der Aktionäre, welche beantragt haben, dass eine Generalversammlung abgehalten werden oder ein Traktandum auf die Traktandenliste gesetzt werden soll zu enthalten sowie, im Falle von Wahlen, die Namen der Kandidaten, welche auf den Wahlzettel gesetzt wurden.~~ Der Verwaltungsrat bestimmt Zeit und Ort, der sich in der Schweiz oder im Ausland befinden kann, der Generalversammlung und setzt die Verhandlungsgegenstände fest. Der Verwaltungsrat kann vorsehen, dass Aktionäre, die nicht am Ort der Generalversammlung anwesend sind, ihre Rechte auf elektronischem Weg ausüben können. Der Verwaltungsrat kann auch vorsehen, dass die Generalversammlung mit elektronischen Mitteln ohne Tagungsort durchgeführt wird.

~~The Board of Directors shall state the matters on the agenda.~~	~~Der Verwaltungsrat setzt die Verhandlungsgegenstände auf die Traktandenliste.~~
Shareholders who represent an aggregate of at least ~~10~~ 0.5 percent of the share capital or ~~together representing shares with a nominal value of 1 million Swiss francs~~ voting rights	Aktionäre, ~~welche~~ die insgesamt mindestens ~~10~~ 0.5 Prozent des Aktienkapitals oder ~~gemeinsam Aktien mit einem Nominalwert von CHF 1 Million~~ der Stimmen vertreten, may demand that an item be placed on the agenda of a General Meeting ~~of Shareholders~~. A request for inclusion of an item on the agenda must be requested in writing delivered to or mailed and received at the registered office of the Company at least 120 calendar days before the first anniversary of the date that the Company's proxy statement was released to shareholders in connection with the previous year's ordinary General Meeting of Shareholders. However, if no ordinary General Meeting of Shareholders was held in the previous year or if the date of the ordinary General Meeting of Shareholders has been changed by more than 30 calendar days from the date contemplated at the time of the previous year's proxy statement, request for inclusion of an item on the agenda must be requested not fewer than the later of (i) 150 calendar days prior to the date of the contemplated annual General Meeting or (ii) the date which is ten calendar days after the date of the first public announcement or other notification to the shareholders of the date of the contemplated annual General Meeting. To be timely for an extraordinary General Meeting, a shareholder's notice to the Secretary must be delivered to or mailed and received at the registered office of the Company not fewer than the later of (i) 120 calendar days before the date of the extraordinary General Meeting of Shareholders or (ii) the date which is ten calendar days after the date of the first public announcement or other notification to the shareholders of the date of the contemplated extraordinary General Meeting of Shareholders.

können verlangen, dass ein Traktandum auf die Traktandenliste der Generalversammlung aufgenommen wird. Das Aufnahmegesuch für ein Traktandum auf der Traktandenliste muss schriftlich eingereicht oder per ~~E-mail~~ E-Mail gesendet und am Sitz der Gesellschaft empfangen werden. Dies hat mindestens 120 Kalendertage vor dem ersten Jahrestag der Veröffentlichung der Stimmrechtsinformationen an die Aktionäre der Gesellschaft in Verbindung mit der Generalversammlung des vergangenen Jahres zu erfolgen. Für den Fall, dass im vorangegangenen Jahr keine ordentliche Generalversammlung stattgefunden hat oder das Datum der ordentlichen Generalversammlung um mehr als 30 Kalendertage vom zum Zeitpunkt der letztjährigen Stimmrechtsvollmacht definierten Datum verschoben wurde, hat das Aufnahmebegehren spätestens (i) 150 Kalendertage vor dem angedachten Termin für die jährliche Generalversammlung oder (ii) am Tag, der zehn Kalendertage nach der ersten öffentlichen Bekanntmachung oder anderweitigen Benachrichtigung der Aktionäre über den angedachten Termin für die jährliche Generalversammlung liegt, zu erfolgen. Um ein Aufnahmegesuch im Rahmen einer ausserordentlichen Generalversammlung rechtzeitig zu stellen, muss der Aktionär den Sekretär der Gesellschaft spätestens (i) 120 Kalendertage vor dem Termin der ausserordentlichen Generalversammlung oder (ii) am Tag, der zehn Kalendertage nach der ersten öffentlichen Bekanntmachung oder anderweitigen Benachrichtigung der Aktionäre über den angedachten Termin für die ausserordentliche Generalversammlung liegt, per eingegangener schriftlicher Nachricht oder Email am Firmensitz informieren.

Each request for inclusion of an item on the agenda must include (i) a brief description of the business desired to be brought before the	Jeder Antrag auf Aufnahme eines Traktandums hat zu enthalten: (i) eine kurze Zusammenfassung des Geschäfts, welches meeting and the reasons for conducting such business at the meeting; (ii) the name and address, as they appear on the Company's register of shareholders, of the shareholder proposing such business; (iii) the number of shares of the Company which are beneficially owned by such shareholder; (iv) the dates upon which the shareholder acquired such shares; (v) documentary support for any claim of beneficial ownership; (vi) any material interest of such shareholder in such business; and (vii) a statement in support of the matter and, for proposals sought to be included in the Company's proxy statement, any other information required by Securities and Exchange Commission Rule "14a-8".

der Generalversammlung vorgelegt werden soll, sowie eine Begründung, weshalb an der Versammlung darüber entschieden werden soll; (ii) den Namen und die Adresse des Gesuchstellenden Aktionärs, wie sie im Aktienbuch der Gesellschaft eingetragen sind; (iii) die Anzahl Aktien der Gesellschaft, die in der wirtschaftlichen Berechtigung des Aktionärs stehen; (iv) die Daten, an denen der Aktionär seine Aktien erworben hat; (v) erforderliche Nachweise bei allfälligen Ansprüchen von wirtschaftlicher Berechtigung; (vi) jegliches materielle Interesse des Aktionärs im Zusammenhang mit diesem Geschäft; und (vii) eine Stellungnahme zum fraglichen Punkt und, für Anträge, welche der Aktionärsinformation durch die Gesellschaft beigefügt werden sollen, jede andere Information, welche die Securities and Exchange Commission Rule "14a-8" verlangt.

In addition, if the shareholder intends to solicit proxies from the shareholders of the Company, such shareholder shall notify the Company of this intent in accordance with Securities and Exchange Commission Rule "14a-4" and/or Rule "14a-8".

Für den Fall, dass ein Aktionär gedenkt, die Stimmrechtsvertretung von anderen Aktionären der Gesellschaft zu erlangen, hat dieser Aktionär die Gesellschaft über diese Absicht gemäss der Securities and Exchange Commission Rule "14a-4" und/oder Rule "14a-8" zu informieren.

No resolution may be passed at a General Meeting ~~of Shareholders~~ concerning an item in relation to which due notice was not given. Proposals made during a General Meeting ~~of Shareholders~~ to (i) convene a extraordinary General Meeting or (ii) initiate a special investigation in accordance with article 697a of the Swiss Code of Obligations are not subject to the due notice requirement set forth herein.

An der Generalversammlung darf kein Beschluss über ein Traktandum getroffen werden, über den nicht mit entsprechender Vorlaufzeit informiert worden ist. Anträge, die während der Generalversammlung gestellt werden, führen zu (i) einer ausserordentlichen Generalversammlung oder (ii) einer speziellen Untersuchung gemäss Art. 697a OR und unterliegen nicht der hierin geforderten Voraussetzung der rechtzeitigen Information.

No advance notice is required to propose motions on duly notified agenda items and to debate items without passing resolutions.	Zur Stellung von Anträgen im Rahmen der Verhandlungsgegenstände und zu Verhandlungen ohne Beschlussfassung bedarf es keiner vorherigen Ankündigung.

Art. 12 ~~Documentation~~	Art. 12 ~~Unterlagen~~

~~The annual business report, the compensation report and the Auditor's report must be submitted for examination by the shareholders at the registered office of the Company at least 20 days prior to the date of the Ordinary General Meeting. Each shareholder may request that a copy of this documentation be sent to him promptly. Such reference shall be included in the invitation to the General Meeting.~~ [Left blank]

~~Spätestens zwanzig Tage vor der ordentlichen Generalversammlung sind der Geschäftsbericht, der Vergütungsbericht und der Revisionsbericht am Sitz der Gesellschaft zur Einsicht der Aktionäre aufzulegen. Jeder Aktionär kann verlangen, dass ihm unverzüglich eine Kopie dieser Unterlagen zugestellt wird. In der Einberufung zur Generalversammlung ist hierauf hinzuweisen.~~ [Entfallen]

Art. 13 ~~Meeting of All Shareholders~~	Art. 13 ~~Universalversammlung~~

~~Shareholders or their proxies representing all shares issued may hold a General Meeting without observing the formalities required for calling a meeting, unless objection is raised. At such a meeting, discussions may be held and resolutions passed on all matters within the scope of the powers of a General Meeting for so long as the shareholders or proxies representing all shares issued are present.~~ [Left blank]

~~Die Eigentümer oder Vertreter sämtlicher Aktien können, falls kein Widerspruch erhoben wird, eine Generalversammlung ohne Einhaltung der für die Einberufung vorgeschriebenen Formvorschriften abhalten (Universalversammlung). Solange die Eigentümer oder Vertreter sämtlicher Aktien anwesend sind, kann in dieser Versammlung über alle in den Geschäftskreis der Generalversammlung fallenden Gegenstände verhandelt und gültig Beschluss gefasst werden.~~ [Entfallen]

Art. 14 Chairman, ~~Secretary~~ Minute-Taker, Scrutineers	Art. 14 Vorsitz, Protokollführer, Stimmenzähler

The Chairman of the Board of Directors shall preside over the General Meeting. In his absence, a member of the Board of Directors or another Chairman of the Meeting designated by the General Meeting shall preside.

Den Vorsitz der Generalversammlung führt der Präsident, bei dessen Verhinderung ein anderes Mitglied des Verwaltungsrates oder ein anderer von der Generalversammlung gewählter Tagespräsident.
The Chairman of the Meeting shall designate a ~~Secretary~~ minute-taker and the scrutineers who need not be shareholders.	Der Vorsitzende bezeichnet den Protokollführer und die Stimmenzähler, die nicht Aktionäre zu sein brauchen.
Art. 15 Minutes	Art. 15 Protokoll
The Board of Directors is responsible for the keeping of the minutes of the Meeting~~, which shall state the number, kind, nominal value of shares represented by the shareholders, by~~	Der Verwaltungsrat sorgt im Einklang mit dem Gesetz für die Führung und die Zugänglichmachung des Protokolls über die Generalversammlung~~, welches Anzahl, Art,~~

~~the corporate bodies and by the independent proxy and gives information on resolutions passed, elections, requests for information and information as well as declarations given by the shareholders~~ to be prepared and made available to the Shareholders in accordance with law. The minutes shall be signed by the Chairman and the ~~Secretary~~ minute-taker.

~~Nennwert und Kategorie der von den Aktionären, von den Organen und von unabhängigen Stimmrechtsvertretern vertretene Aktien festhält und Aufschluss über Beschlüsse, Wahlergebnisse, Begehren um Auskunft und die darauf erteilten Auskünfte sowie die von den Aktionären zu Protokoll gegebenen Erklärungen gibt~~. Das Protokoll wird vom Vorsitzenden und vom Protokollführer unterzeichnet.

~~The shareholders are entitled to inspect the minutes~~	~~Die Aktionäre sind berechtigt, das Protokoll einzusehen.~~
Art. 16 Right to Vote	Art. 16 Stimmrecht

Each share entitles to one vote. When exercising voting rights, no person or entity can accumulate voting rights over its shares (including over Controlled Shares as defined in Article 4) of more than 15% of the registered share capital recorded in the Commercial Register. This restriction on exercise of voting rights does not apply to the exercise of voting rights by the Independent Proxy.

Jede Aktie berechtigt zu einer Stimme. Bei der Ausübung des Stimmrechts kann keine natürliche oder juristische Person für ihre Aktien (einschliesslich für die Kontrollierten Aktien wie in Art. 4 definiert) mehr als 15% des im Handelsregister eingetragenen Aktienkapitals auf sich vereinigen. Die vorstehende Beschränkung der Ausübung von Stimmrechten gilt nicht für die Ausübung von Stimmrechten durch den unabhängigen Stimmrechtsvertreter.

Each shareholder may be represented at a General Meeting by any person who is so authorized by a written proxy or a legal representative. A proxy need not be a shareholder.

Jeder Aktionär kann sich in der Generalversammlung aufgrund einer schriftlichen Vollmacht durch eine andere ~~handlungsfähige~~ Person oder einen gesetzlichen Vertreter vertreten lassen, die bzw. der nicht Aktionär zu sein braucht.

Each shareholder may be represented by the Independent Proxy. The requirements regarding proxies and instructions are determined by the Board of Directors in accordance with law.	Jeder Aktionär kann sich vom unabhängigen Stimmrechtsvertreter vertreten lassen. Die Anforderungen an Vollmachten und Weisungen werden vom Verwaltungsrat im Einklang mit dem Gesetz festgelegt.
Art. 17 Resolutions and Elections	Art. 17 Beschlussfassung und Wahlen
All voting and elections are hold openly or electronically. A written voting or election shall be held if instructed so by the Chairman or if decided by the General Meeting.	Die Abstimmungen und Wahlen erfolgen offen oder elektronisch. Eine schriftliche Abstimmung oder Wahl wird durchgeführt, wenn dies vom Vorsitzenden angeordnet oder von der Generalversammlung beschlossen wird.

The General Meeting shall pass its resolutions and carry out its elections with the simple majority of the votes cast regardless of abstentions and empty or invalid votes, unless law or articles of association state otherwise. In the event of tie votes, the request shall be refused. The Chairman shall not have a casting vote.

Die Generalversammlung fasst ihre Beschlüsse und vollzieht ihre Wahlen, soweit das Gesetz oder die Statuten es nicht anders bestimmen, mit der einfachen Mehrheit der abgegebenen Aktienstimmen ohne Berücksichtigung von Stimmenthaltungen oder leer eingelegten oder ungültigen Stimmen. Bei Stimmengleichheit gilt ein Antrag als abgelehnt. Dem Vorsitzenden steht kein Stichentscheid zu.

A resolution of the General Meeting passed by at least two thirds of the represented share votes and the ~~absolute~~ majority of the represented shares par value is required for:	Ein Beschluss der Generalversammlung, durch mindestens zwei Drittel der vertretenen Aktienstimmen und die ~~absolute~~ Mehrheit der vertretenen Aktiennennwerte, ist erforderlich für:
a) The cases listed in art. 704 para. 1 CO, i.e.:	a) die Fälle gemäss Art. 704 Abs. 1 OR, d.h.:
(i) the change of the company purpose;	(i) die Änderung des Gesellschaftszweckes;
(ii) the creation of shares with privileged voting rights;	(ii) die Einführung von Stimmrechtsaktien;

(iii) the restriction of the transferability of registered shares;

~~(iv) an increase of capital, authorized or subject to a condition;~~

~~(v) an increase of capital out of equity, against contribution in kind, or for the purpose of acquisition of assets and the granting of special benefits;~~

~~(vi) the limitation or withdrawal of subscription rights;~~

~~(vii) the change of the domicile of the Company; and~~

~~(viii)  the liquidation of the Company;~~

~~b)  the merger, de-merger or conversion of the Company (subject to mandatory law);~~

(iii) die Beschränkung der Übertragbarkeit von Namenaktien;

~~(iv) eine genehmigte oder eine bedingte Kapitalerhöhung;~~

~~(v) die Kapitalerhöhung aus Eigenkapital, gegen Sacheinlage oder zwecks Sachübernahme und die Gewährung von besonderen Vorteilen;~~

~~(vi) die Einschränkung oder Aufhebung des Bezugsrechtes;~~

~~(vii) die Verlegung des Sitzes der Gesellschaft; et~~

~~(viii)  die Auflösung der Gesellschaft;~~

~~b)  die Fusion , Spaltung oder Umwandlung der Gesellschaft (vorbehalten zwingender~~

~~c) the alleviating or withdrawal of restrictions upon the transfer of registered shares;~~

~~d)  the removal of a serving member of the Board of Directors;~~

~~e)  an increase in the maximum number of members of the Board of Directors;~~

~~f)  the conversion of registered shares into bearer shares and vice versa; and~~

~~g)  the amendment or elimination of the provisions of Article 4, 16, 17 and 29 of the Articles of Association.~~

~~gesetzlicher Bestimmungen);~~

~~c)  die Erleichterung oder den Entzug der Beschränkungen betreffend die Übertragung von Namenaktien;~~

~~d)  die Abwahl von amtierenden Mitgliedern des Verwaltungsrats;~~

~~e)  die Erhöhung der Maximalzahl der Mitglieder des Verwaltungsrats;~~

~~f)  die Umwandlung von Namenaktien in Inhaberaktien und umgekehrt; und~~

~~g)  die Änderung oder Aufhebung der Bestimmungen der Artikel 4, 16. 17 und 29 der Statuten.~~

(iv) introducing a conditional capital or a capital band;	(iv) die Einführung eines bedingten Kapitals oder eines Kapitalbands;
(v) an increase of capital out of equity, against contribution in kind, or by offsetting against a receivable and the granting of special benefits;	(v) die Kapitalerhöhung aus Eigenkapital, gegen Sacheinlage oder durch Verrechnung mit einer Forderung und die Gewährung von besonderen Vorteilen;
(vi) the limitation or withdrawal of subscription rights;	(vi) die Einschränkung oder Aufhebung des Bezugsrechtes;
(vii) the change of the currency of the share capital;	(vii) den Wechsel der Währung des Aktienkapitals;
(viii) the liquidation of the Company;	(viii) die Auflösung der Gesellschaft;
(ix) the consolidation of shares;	(ix) die Zusammenlegung von Aktien;
(x) converting participation certificates into registered shares;	(x) die Umwandlung von Partizipationsscheinen in Aktien;
(xi) the introduction of a casting vote of the Chairman in the General Meeting;	(xi) die Einführung des Stichentscheids des Vorsitzenden in der Generalversammlung;
(xii) the introduction of the possibility to hold the General Meeting abroad;	(xii) die Einführung einer Statutenbestimmung zur Durchführung der Generalversammlung im Ausland;

(xiii) the delisting the Company’s equity securities;	(xiii) die Dekotierung der Beteiligungspapiere der Gesellschaft;
(xiv) the relocation of the registered office of the Company;	(xiv) die Verlegung des Sitzes der Gesellschaft;
(xv) the introduction of an arbitration clause in the Articles of Association	(xv) die Einführung einer statutarischen Schiedsklausel
b) the merger, de-merger or conversion of the Company (subject to mandatory law);	b) die Fusion, Spaltung oder Umwandlung der Gesellschaft (vorbehalten zwingender gesetzlicher Bestimmungen);
c) the alleviating or withdrawal of restrictions upon the transfer of registered shares;	c) die Erleichterung oder den Entzug der Beschränkungen betreffend die Übertragung von Namenaktien;
d) the removal of a serving member of the Board of Directors;	d) die Abwahl von amtierenden Mitgliedern des Verwaltungsrats;
e) an increase in the maximum number of members of the Board of Directors;	e) die Erhöhung der Maximalzahl der Mitglieder des Verwaltungsrats;
f) the conversion of registered shares into bearer shares; and	f) die Umwandlung von Namenaktien in Inhaberaktien; und
g) the amendment or elimination of the provisions of Article 4, 16, 17 and 29 of the Articles of Association.	g) die Änderung oder Aufhebung der Bestimmungen der Artikel 4, 16. 17 und 29 der Statuten.
Art. 18 Votes on Compensation	Art. 18 Abstimmung über Vergütungen
Each year, the General Meeting separately approves the total maximum amounts proposed by the Board of Directors pursuant to Art. ~~31~~ 32 and ~~32~~ 33 of the Articles of Association for:	Die Generalversammlung genehmigt jährlich separat und auf Antrag des Verwaltungsrats die maximalen Vergütungen gemäss Art. 32 und 33 der Statuten betreffend:
a) the non-performance-related compensation of the Board of Directors for the next term of office;	a) die nicht-erfolgsabhängige Vergütung des Verwaltungsrates für die Zeitperiode bis zur nächsten Generalversammlung;
b) a possible additional compensation of the Board of Directors for the preceding	b) eine allfällige zusätzliche Vergütung für den Verwaltungsrat für das

business year;	abgeschlossene Geschäftsjahr;
c) the non-performance-related compensation of the Executive Committee for the 12-month period starting on 1 July following the General Meeting;	c) die nicht-erfolgsabhängige Vergütung der Geschäftsleitung für die Zeitperiode von 12 Monaten, welche an dem der Generalversammlung folgenden 1. Juli beginnt;
d) the variable compensation for the Executive Committee for the current business year; and	d) die variable Vergütung der Geschäftsleitung für das laufende Geschäftsjahr; und
e) the grant of options or shares in the Company to the Board of Directors and the Executive Committee.	e) die Gewährung von Optionen oder Aktien der Gesellschaft an den Verwaltungsrat oder die Geschäftsleitung.

The respective total compensation amounts include all social security and occupational pension contributions for the benefit of the members of the Board of Directors, the Executive Committee and the Company. If the variable compensation for the Executive Committee is submitted for approval for the current business year according to subsection d) above, the compensation report for that financial year will be submitted to the General Meeting for advisory vote.

Die entsprechenden Gesamtvergütungen umfassen sämtliche Beiträge zugunsten des Verwaltungsrats und der Geschäftsleitung an die Sozialversicherung und die Berufliche Vorsorge. Falls die variable Vergütung der Geschäftsleitung für das laufende Geschäftsjahr gemäss lit. d) hiervor zur Genehmigung vorgelegt, so wird der Vergütungsbericht für dieses Geschäftsjahr der Generalversammlung zur Konsultativabstimmung unterbreitet.

If the General Meeting refuses to approve a respective motion by the Board of Directors, the Board of Directors may either submit a new motion at the same meeting or determine a maximum total ~~remuneration~~ compensation or several maximum partial ~~remunerations~~ compensation, subject to the relevant principles of the compensation, or submit a new motion to the next General Meeting for approval. The Company may pay ~~remunerations~~ compensation within the framework of the maximum total or partial ~~remuneration~~ compensation and subject to the approval by the General Meeting.

Lehnt die Generalversammlung einen entsprechenden Antrag des Verwaltungsrats ab, kann der Verwaltungsrat entweder an der gleichen Versammlung einen neuen Antrag stellen, eine ausserordentliche Generalversammlung einberufen oder einen maximalen Gesamtbetrag oder mehrere maximale Teilbeträge unter Berücksichtigung der relevanten Grundsätze festsetzen und der nächsten Generalversammlung zur Genehmigung vorlegen. Die Gesellschaft kann im Rahmen des maximalen Gesamt- oder Teilbetrages und unter Vorbehalt der Genehmigung durch die Generalversammlung Vergütungen ausrichten.

Art. 19 Independent Proxy	Art. 19 Unabhängiger Stimmrechtsvertreter

The Independent Proxy shall be elected by the Ordinary General Meeting for a term of one year until the end of the next Ordinary General Meeting. Re-election is permitted. The Independent Proxy informs the Company about number, type, par value and category of the represented shares. The Chairman of the Board discloses the information to the General Meeting. The other duties of the Independent Proxy are determined by the applicable statutory provisions.

Der Unabhängige Stimmrechtsvertreter wird von der ordentlichen Generalversammlung für eine Amtsdauer von einem Jahr bis zum Ende der nächsten ordentlichen Generalversammlung gewählt. Wiederwahl ist möglich. Der Unabhängige Stimmrechtsvertreter informiert die Gesellschaft über Anzahl, Art, Nennwert und Kategorie der vertretenen Aktien. Der Präsident des Verwaltungsrats gibt diese Informationen der Generalversammlung bekannt. Die Pflichten des Unabhängigen Stimmrechtsvertreters ergeben sich aus den anwendbaren gesetzlichen Bestimmungen.

V. Board of directors	V. Verwaltungsrat
Art. 20 Number of Members, Term of Office	Art. 20 Anzahl der Mitglieder, Amtsdauer

The Board of Directors shall consist of at least 3 and not more than ~~11~~ 10 members. The chairman and the members of the Board of Directors are individually elected by the General Meeting for a term of one year until the end of the next Ordinary General Meeting, provided that he/she does not resign or is not replaced during his/her term.

Der Verwaltungsrat besteht aus mindestens 3 und höchstens ~~11~~ 10 Mitgliedern. Der Präsident sowie die Mitglieder des Verwaltungsrates werden jeweils für die Dauer von einem Jahr bis zum Ende der nächsten ordentlichen Generalversammlung einzeln gewählt. Vorbehalten bleiben vorheriger Rücktritt oder Abberufung.

The members of the Board of Directors may be re-elected without limitation. The maximum age limit of members of the Board shall be 75 years. When a member of the Board of Directors reaches this age limit during his term of office, such term shall automatically extend to the next ~~ordinary shareholders' meeting. The shareholders' meeting~~ Ordinary General Meeting. The General Meeting may resolve to grant an exception to the age limit.

Die Mitglieder des Verwaltungsrates sind jederzeit wieder wählbar. Die oberste Altersgrenze von Mitgliedern des Verwaltungsrats beträgt 75 Jahre. Wenn ein Mitglied des Verwaltungsrats diese Altersgrenze während seiner Amtszeit erreicht, wird diese automatisch zur nächsten ordentlichen Generalversammlung verlängert. Die Generalversammlung kann eine Ausnahme von der Altersgrenze beschliessen.

Art. 21 Constitution	Art. 21 Konstituierung
Subject to the powers of the General Meeting, the Board of Directors determines its own organization. It ~~appoints~~ may appoint a Secretary who needs not be a member of the Board of Directors.

Der Verwaltungsrat konstituiert sich vorbehältlich der Befugnisse der Generalversammlung selbst. Er ~~bezeichnet insbesondere~~ kann einen Sekretär bezeichnen, der nicht Mitglied des Verwaltungsrates sein muss.

Art. 22 Function, Organization	Art. 22 Funktion, Organisation

It is the Board of Director's duty to lead the Company and to supervise the management. The Board of Director represents the Company and may take decisions to all affairs which are not assigned to any other body of the Company by law, the Articles of association or Regulations.

Dem Verwaltungsrat obliegt die oberste Leitung der Gesellschaft und die Überwachung der Geschäftsführung. Er vertritt die Gesellschaft nach aussen und besorgt alle Angelegenheiten, die nicht nach Gesetz, Statuten oder Reglement einem anderen Organ der Gesellschaft übertragen sind.

The Board of Directors shall adopt the organizational regulations and the corresponding contractual relationships.	Der Verwaltungsrat erlässt das Organisationsreglement und ordnet die entsprechenden Vertragsverhältnisse.
Art. 23 Powers	Art. 23 Aufgaben
The Board of Directors has the following non-delegable and inalienable duties:	Der Verwaltungsrat hat folgende unübertragbare und unentziehbare Aufgaben:
a) the overall management of the ~~company~~ Company and the issuing of all necessary directives;	a) Oberleitung der Gesellschaft und Erteilung der nötigen Weisungen;
b) the determination of the ~~company’s organisation~~ Company's organization by means of organizational regulations;	b) Festlegung der Organisation der Gesellschaft mittels eines Organisationsreglements;
c) the organisation of the accounting, financial control and financial planning systems as required for management of the ~~company~~ Company;	c) Organisation des Rechnungswesens, der Finanzkontrolle sowie der Finanzplanung zur Führung der Gesellschaft;
d) the appointment and dismissal of the persons entrusted with the management and representation of the ~~company~~ Company and grant of signatures;	d) Ernennung und Abberufung der mit der Geschäftsführung und der Vertretung betrauten Personen und Regelung der Zeichnungsberechtigung;

e)
the overall supervision of the persons entrusted with managing the ~~company~~ Company, in particular with regard to compliance with the law, the ~~articles of association~~ Articles of Association, operational regulations and directives;

~~f) the compilation of the annual report, preparation for the general meeting and implementation of its resolutions;~~

~~g) the preparation of the compensation re-port and to request approval by the Gen-eral Meeting regarding compensation of the Board of Directors and the Executive Committee; and~~

~~h) the notification of the court if liabilities exceed assets.~~

e)
Oberaufsicht über die mit der Geschäftsführung betrauten Personen, namentlich im Hinblick auf die Befolgung der Gesetze, Statuten, Reglemente und Weisungen;

~~f) Erstellung des Geschäftsberichtes sowie Vorbereitung der Generalversammlung und Ausführung ihrer Beschlüsse;~~

~~g) Erstellung des Vergütungsberichts sowie Antragsstellung betreffend die Geneh-migung der Vergütungen des Verwal-tungsrats und der Geschäftsleitung an die Generalversammlung;~~

~~h) Benachrichtigung des Richters im Falle der Überschuldung~~.

f) the compilation of the annual report, the compensation report, the report on non-financial matters (if any) and other reports that are subject to mandatory approval by the Board of Directors;
f)
Erstellung des Geschäftsberichtes, des Vergütungsberichts und des Berichts über nichtfinanzielle Belange (sofern vorhanden) sowie andere Berichte, die durch den Verwaltungsrat genehmigt werden müssen;

g) the preparation of the Shareholders’ Meeting and the implementing of its resolutions;	g) die Vorbereitung der Generalversammlung und die Ausführung ihrer Beschlüsse;
h) filing of a motion for debt-restructuring moratorium and the notification of the court in the case of over-indebtedness; and	h) die Einreichung eines Gesuchs um Nachlassstundung und die Benachrichtigung des Gerichts im Falle der Überschuldung; und
i) other powers and duties reserved for the Board of Directors by law or the Articles of Association.	i) sonstige Befugnisse und Aufgaben, die dem Verwaltungsrat durch Gesetz oder Statuten vorbehalten sind.

The Board of Directors may assign responsibility for preparing and implementing its resolutions or monitoring transactions to committees or individual members. It must ensure appropriate reporting to its members.

Der Verwaltungsrat kann die Vorbereitung und die Ausführung seiner Beschlüsse oder die Überwachung von Geschäften Ausschüssen oder einzelnen Mitgliedern zuweisen. Er hat für eine angemessene Berichterstattung an seine Mitglieder zu sorgen.

Art. 24 Representation of the Company	Art. 24 Vertretung der Gesellschaft
The Board of Directors shall assign the persons with signatory power for the Company and the kind of signatory power.	Der Verwaltungsrat bestimmt die für die Gesellschaft zeichnungsberechtigten Personen und die Art ihrer Zeichnung.
Art. 25 Delegation	Art. 25 Delegation

~~Moreover~~ Subject to Article 23 of the Articles of Association, the Board of Directors is authorized to delegate, in part or entirely, the management and the representation of the Company, within the limits of the law, to one or more individual directors (Delegates) or to third parties ~~by~~ pursuant to organizational regulations.

Der Verwaltungsrat kann – vorbehaltlich Art. 23 der Statuten – die Geschäftsführung und alle Aufgaben und Befugnisse, die ihm nicht durch das Gesetz oder die Statuten zwingend zugewiesen sind, nach Massgabe des Organisationsreglements ganz oder zum Teil an einzelne oder mehrere Mitglieder oder Dritte übertragen.

Art. 26 Meetings, Resolutions and Minutes	Art. 26 Sitzungen, Beschlussfassung und Protokoll

The organization of the meetings, the presence quorum and the passing of resolutions, of the Board of Directors is determined by the organizational regulations. No presence quorum is required for the approval of the capital increase.

Sitzungsordnung, Beschlussfähigkeit und Beschlussfassung des Verwaltungsrats richten sich nach dem Organisationsreglement. Für den Feststellungsbeschluss einer Kapitalerhöhung ist kein Präsenzquorum erforderlich.

Resolutions may be passed ~~via~~ by electronic means (including telephone or videoconference) with or without venue applying Article 701c–701f CO mutatis mutandis. Resolutions may also be passed by way of circulation, provided that no member requests oral deliberation.

Elektronische Beschlussfassung (einschliesslich via Telefon- oder Videokonferenz ~~ist~~) mit und ohne Tagungsort ist gemäss Art. 701c‒701f OR analog zulässig. Beschlüsse können auch auf dem Zirkularweg gefasst werden, sofern nicht ein Mitglied die Durchführung einer Sitzung verlangt.

Minutes are kept of the Board's discussions and resolutions and signed by the chairman and the minute-taker.	Über Verhandlungen und Beschlüsse des Verwaltungsrats wird ein Protokoll erstellt, welches vom Vorsitzenden und vom Sekretär des Verwaltungsrates zu unterzeichnen ist.
Art. 27 Disclosure and Right of Inspection	Art. 27 Recht auf Auskunft und Einsicht
Any member of the Board of Directors may request information on any company business.	Jedes Mitglied des Verwaltungsrates kann Auskunft über alle Angelegenheiten der Gesellschaft verlangen.

Outside meetings, any member may request information from the persons entrusted with managing the company's business concerning the Company's business performance and, with the Chairman's authorization, specific transactions.

Ausserhalb der Sitzungen kann jedes Mitglied von den mit der Geschäftsführung betrauten Personen Auskunft über den Geschäftsgang und, mit Ermächtigung des Präsidenten, auch über einzelne Geschäfte verlangen.

Where required for the performance of his duties, any member may request the Chairman to have books of account and documents made available to him for inspection.	Soweit es für die Erfüllung einer Aufgabe erforderlich ist, kann jedes Mitglied dem Präsidenten beantragen, dass ihm Bücher und Akten vorgelegt werden.
If the Chairman refuses a request for information, a request to be heard or an application to inspect documents, the Board of Directors rules on the matter.	Weist der Präsident ein Gesuch auf Auskunft, Anhörung oder Einsicht ab, so entscheidet der Verwaltungsrat.
Art. 28 Compensation Committee	Art. 28 Vergütungsausschuss

The Compensation Committee shall comprise at least 2 members. The members of the Compensation Committee shall be individually elected by the Ordinary General Meeting from among the members of the Board of Directors for a term of ~~one year~~ office until the next Ordinary General Meeting. Re-election is permitted. The Compensation Committee has the following duties:

Der Vergütungsausschuss umfasst mindestens 2 Mitglieder. Die Mitglieder des Vergütungsausschusses werden jährlich von der ordentlichen Generalversammlung aus den Mitgliedern des Verwaltungsrats für die ~~Dauer von einem Jahr~~ Amtsdauer bis zur nächsten ordentlichen Generalversammlung einzeln gewählt. Wiederwahl ist zulässig. Der Vergütungsausschuss hat folgende Aufgaben:

a) to draw up principles for compensation of members of the Board of Directors and the Executive Committee and to submit them to the Board of Directors for approval;	a) Ausarbeiten der Grundsätze betreffend Vergütung an den Verwaltungsrat und an die Geschäftsleitung und Vorlegen derselben zur Genehmigung durch den Verwaltungsrat;
b) to propose to the Board of Directors the resolution to be submitted to the Ordinary General Meeting for the maximum total compensation of the Board of Directors and Executive Committee;	b) Antragstellung an den Verwaltungsrat zur Unterbreitung an die Generalversammlung betreffend Gesamtvergütung des Verwaltungsrats und der Geschäftsleitung;
c) subject to and within the bounds of the maximum compensation approved by the Ordinary General Meeting, to request approval by the Board of Directors of the	c) Antragstellung an den Verwaltungsrat betreffend individuelle Vergütung der Verwaltungsratsmitglieder und der Mitglieder der Geschäftsleitung unter

individual ~~remuneration~~ compensation packages to be paid to members of the Board of Directors and members of the Executive Committee;	Vorbehalt und im Rahmen der Höhe der Gesamtvergütung;
d) to request approval by the Board of Directors regarding the determination of the compensation-related targets for the Executive Committee;	d) Antragstellung an den Verwaltungsrat hinsichtlich der für die Geschäftsleitung vergütungsrelevanten Ziele;
e) to request approval by the Board of Directors regarding the adjustments to the Articles of ~~association~~ Association relating to ~~remuneration~~ compensation; and	e) Antragstellung an den Verwaltungsrat betreffend Anpassung der Statuten hinsichtlich des Vergütungssystems; und
f) to prepare the Compensation Report and submit it to the Board of Directors	f) Entwurf des Vergütungsberichts und Unterbreitung des Vergütungsberichts an den Verwaltungsrat.
The Board of Directors shall set out any further duties and responsibilities vested on the Compensation Committee in the Company's organizational regulations.	Der Verwaltungsrat kann weitere Aufgaben und Zuständigkeiten des Vergütungsausschusses im Organisationsreglement vorsehen.
Art. 29 Indemnification	Art. 29 Schadloshaltung

As far as is permissible under applicable law, the Company shall indemnify any current or former member of the Board of Directors, former members of the Executive Committee, or any person who is serving or has served at the request of the Company as a member of the Board of Directors or member of the Executive Committee (each individually, a "Covered Person"), against any expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with any threatened, pending, or completed actions, suits or proceedings, whether civil, criminal or administrative, to which he or she was, is, or is threatened to be made a party, or is otherwise involved (a "Proceeding"). This provision shall not indemnify any Covered Person against any liability arising out of (a) any fraud or dishonesty in the performance of such

Soweit gemäss anwendbarem Recht zulässig, wird die Gesellschaft jegliche aktuellen oder ehemaligen Verwaltungsratsmitglieder, ehemalige Geschäftsleitungsmitglieder, oder jede Person, die auf Ersuchen der Gesellschaft Verwaltungsratsmitglied oder Geschäftsleitungsmitglied ist oder war (jede einzeln eine "versicherte Person"), gegen alle Kosten, einschliesslich Anwaltsgebühren, Urteile, Bussen und Ausgleichszahlungen, die tatsächlich und angemessenerweise durch diese Person zu tragen waren, entschädigen, die im Zusammenhang mit angedrohten, anhängig gemachten oder abgeschlossenen Klagen, Prozesse oder Verfahren, seien diese zivil-, straf- oder administrativrechtlicher Art, bei welchen die versicherte Person Partei war, ist oder es zu werden droht oder sonst wie beteiligt ist (ein "Verfahren"), entstanden sind. Diese Bestimmung hält die versicherte Person nicht schadlos gegen jegliche Haftung,

Covered Person's duty to the Company, or (b) such Covered Party's conscious, intentional or willful or grossly negligent breach of the obligation to act honestly and in good faith with a view to the best interests of the Company. Notwithstanding the preceding sentence, this section shall not extend to any person holding the office of auditor or special auditor of the Company.

die aufgrund (a) von Betrug oder Unehrlichkeit im Rahmen der Leistung der versicherten Person bei der Erfüllung einer Pflicht gegenüber der Gesellschaft, oder (b) eines bewussten, absichtlichen oder vorsätzlichen oder grob fahrlässigen Verstosses gegen die Verpflichtung der versicherten Person, ehrlich und in gutem Glauben im Hinblick auf die besten Interessen der Gesellschaft zu handeln, entstanden ist. Ungeachtet des vorstehenden Satzes, ist dieser Absatz nicht anwendbar für Revisoren oder ~~Sonderrevisioren~~ Sonderrevisoren der Gesellschaft.

In the case of any Proceeding by or in the name of the Company, the Company shall indemnify each Covered Person against expenses, including attorneys' fees, actually and reasonably incurred in connection with the defense or settlement thereof, except no indemnification shall be made in respect of any claim, issue or matter as to which a Covered Person shall have been adjudged to be liable for fraud or dishonesty in the performance of his or her duty to the Company, or for conscious, intentional or willful or grossly negligent breach of his or her obligation to act honestly and in good faith with a view to the best interests of the Company, unless and only to the extent that a court in which such action or suit was brought shall determine upon application that despite the adjudication of liability, but in view of all the circumstances of the case, such Covered Person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper. Notwithstanding the preceding sentence, this section shall not extend to any person holding the office of auditor or special auditor of the Company.

Im Falle eines Verfahrens, durch die oder im Namen der Gesellschaft, wird die Gesellschaft jeder versicherten Personen Aufwendungen, einschliesslich Anwaltskosten, die tatsächlich und angemessenerweise im Zusammenhang mit der Verteidigung oder Beilegung desselben entstanden sind, mit der Ausnahme, dass keine Entschädigung gewährt werden soll in Bezug auf eine Forderung, ein Problem oder eine Angelegenheit, bei welcher sich eine versicherte Person die Haftung aufgrund von Betrug oder Unehrlichkeit im Rahmen der Leistung der versicherten Person bei der Erfüllung einer Pflicht gegenüber der Gesellschaft, oder für die bewusste, absichtliche oder vorsätzliche oder grob zu sein fahrlässige Verletzung seiner Pflichten, ehrlich und in gutem Glauben im Hinblick auf die im besten Interesse der Gesellschaft zu handeln, anrechnen lassen muss, es sei denn, und nur in dem Masse, als ein Gericht, bei dem eine solche Klage oder Maßnahme anhängig gemacht wurde, auf Antrag feststellt, dass trotz der Zurechnung der Haftung, aber in Anbetracht aller Umstände des Einzelfalls, die versicherte Person gerechter- und vernünftigerweise Anspruch auf Schadloshaltung hat, in einem Masse, als es das Gericht für angemessen hält. Ungeachtet des vorstehenden Satzes ist dieser Absatz nicht anwendbar für Revisoren oder ~~Sonderrevisioren~~ Sonderrevisoren der Gesellschaft.

Any indemnification under this Article 29 (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the Covered Person is proper in the circumstances because such person has met the applicable Standard of conduct set forth in this Article 29. Such determination shall be made, with respect to a Covered Person (a) by a majority vote of the members of the Board of Directors who are not parties to such proceeding, even though less than a quorum; (b) by a committee of such members of the Board of Directors designated by a majority vote of such the Board of Directors, even though less than a quorum; (c) if there are no such member of the Board of Directors, or if such member of the Board of Directors so direct, by independent legal counsel in a written opinion; or (d) by the General Meeting ~~of Shareholders~~. Such determination shall be made, with respect to any other Covered Person, by any person or persons having the authority to act on the matter on behalf of the Company. To the extent, however, that any Covered Person has been successful on the merits or otherwise in defense of any proceeding, or in defense of any claim, issue or matter therein, such Covered Person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

Jegliche Schadloshaltung gemäss diesem Artikel 29 (ausser bei gerichtlicher Anordnung) wird von der Gesellschaft im Einzelfall nur aufgrund einer Genehmigung entrichtet, aufgrund eines Beschlusses, wonach die Schadloshaltung der versicherten Person in Anbetracht der Umstände angemessen ist, weil die versicherte Person den anzuwendenden Verhaltensmassstab gemäss diesem Artikel 29 erfüllt hat. Eine solcher Beschluss betreffend die versicherte Person wird getroffen durch (a) einen Mehrheitsbeschluss des Verwaltungsrast, die nicht Partei eines solchen Verfahrens sind, auch wenn das Quorum nicht erreicht wird; (b) von einem durch Mehrheitsbeschluss des Verwaltungsrats bestimmten Ausschusses dieser Verwaltungsratsmitglieder, auch wenn das Quorum nicht erreicht wird; (c) wenn es keine solche Verwaltungsratsmitglieder gibt oder wenn diese Verwaltungsratsmitglieder es schriftlich durch einen unabhängigen Rechtskonsulenten entsprechend anordnen; oder (d) durch die Generalversammlung. Ein solcher Beschluss wird gemacht, betreffend jede andere versicherte Person, von jeder Person oder Personen, die die Befugnis haben, im Namen der Gesellschaft in der Angelegenheit zu handeln. Mit der Ausnahme jedoch, dass jede versicherte Person, die in der Sache selbst oder auf andere Weise bei der Abwehr eines Verfahrens oder der Abwehr von Ansprüchen, Problemen oder einer damit verbundenen Angelegenheit erfolgreich gewesen ist, für tatsächliche und angemessenerweise damit verbundene Aufwendungen (einschliesslich Anwaltskosten) entschädigt wird, ohne dass es einer Genehmigung im Einzelfall bedarf.

As far as is permissible under applicable law, expenses, including attorneys' fees, incurred in defending any proceeding for which indemnification is permitted pursuant to this	Soweit gemäss anwendbarem Recht zulässig, werden Aufwendungen, einschliesslich Anwaltskosten, die im Rahmen der Verteidigung bei jeglichen Verfahren anfallen,

Article 29 shall be paid by the Company in advance of the final disposition of such proceeding upon receipt by the Board of Directors of an undertaking by or on behalf of the Covered Person to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Company under these Articles of Association.

für welche eine Schadloshaltung aufgrund dieses Artikels 29 zulässig ist, von der Gesellschaft vor der endgültigen Entscheidung eines solchen Verfahrens bezahlt gegen eine gegenüber dem Verwaltungsrat ausgesprochene Verpflichtung der versicherten Person, diesen Betrag zurückzuzahlen, sollte endgültig entschieden werden, dass er oder sie nicht berechtigt ist, von der Gesellschaft im Rahmen dieser Statuten schadlos gehalten zu werden.

It being the policy of the Company that indemnification of the persons specified in this Article 29 shall be made to the fullest extent permitted by law and the indemnification provided by this Article 29 shall not be deemed exclusive (a) of any other rights to which those seeking indemnification or advancement of expenses may be entitled under these Articles of Association, any agreement, any insurance purchased by the Company, vote of shareholders or disinterested members of the Board of Directors, or pursuant to the decision of any court of competent jurisdiction, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, or (b) of the power of the Company to indemnify any person who is or was an employee or agent of the Company or of another corporation, joint venture, trust or other enterprise which he or she is serving or has served at the request of the Company, to the same extent and in the same situations and subject to the same determinations as are hereinabove set forth with respect to a Covered Person.

Es wird die Politik des Unternehmens, dass Schadloshaltung der in diesem Artikel 29 genannten Personen vollumfänglich gesetzeskonform ist, und dass die gemäss diesem Artikel 29 gewährte Schadloshaltung nicht ausschliesst: (a) jegliche anderen Rechte, welche Personen, die Schadloshaltung oder einen Kostenvorschuss beanspruchen, aufgrund dieser Statuten, jeglicher Vereinbarung, jeglicher durch die Gesellschaft bezahlter Versicherungsleistung, einer Abstimmung der Aktionäre oder der neutralen Verwaltungsratsmitglieder oder aufgrund der Entscheidung jedes zuständigen Gerichts, oder sonstwie zustehen können, jeweils aufgrund des Handelns gemäss der zustehenden Entscheidungsbefugnis oder aufgrund des Handelns als Stellvertreter mit fremder Entscheidungsbefugnis; oder (b) die Befugnis der Gesellschaft, jede Person in gleichem Umfang und in den gleichen Situationen und gemäss den gleichen Bestimmungen, wie sie oben betreffend eine versicherte Person aufgestellt wurden, zu entschädigen, die ein Angestellter oder Vertreter der Gesellschaft oder einer anderen Gesellschaft, einer Joint Venture, eines Trusts oder eines anderen Unternehmens ist oder war, welchem oder welcher er oder sie auf Ersuchen der Gesellschaft dient oder gedient hat.

As used in this Article 29, references to the "Company" include all constituent	Sofern in diesem Artikel 29 verwendet, beinhalten Bezugnahmen auf die

corporations in a consolidation or merger in which the Company or a predecessor to the Company by consolidation or merger was involved.	"Gesellschaft" alle Körperschaftsbestandteile einer Konsolidierung oder Fusion, in denen die Gesellschaft oder ein Vorläufer der Gesellschaft durch Konsolidierung oder Fusion beteiligt war.

The indemnification provided by this Art. 29 shall continue as to a person who has ceased to be a member of the Board of Directors or the Executive Committee and shall inure to the benefit of their heirs, executors, and administrators.

Die in diesem Art. 29 vorgesehenen Entschädigungen stehen Personen, die nicht mehr Verwaltungsrats- oder Geschäftsleitungsmitglied sind, weiter zu und sollen deren Erben, Vollstrecker und Verwalter zugutekommen.

Indemnities and advances as provided by this Art. 29 and any respective insurances shall not be considered as compensation.	Die in diesem Artikel 29 vorgesehenen Entschädigungen sowie Vorschusszahlungen und die entsprechenden Versicherungen gelten nicht als Vergütung.
VI. Auditors	VI. Revisionsstelle
Art. 30 Election, Term	Art. 30 Wahl, Amtsdauer
The General Meeting shall elect one or more accountants as its Auditors in terms of Art. 727 et seq. CO ~~every~~ for one business year each with the rights and duties determined by law.

Die Generalversammlung wählt ~~jedes Jahr~~ für die Dauer von einem Geschäftsjahr eine oder mehrere natürliche oder juristische Personen als Revisionsstelle im Sinne von Art. 727 ff. OR mit den im Gesetz festgehaltenen Rechten und Pflichten.

The General Meeting may appoint Special Auditors for a term of up to three years who provide the attestations required for capital increases.	Die Generalversammlung kann für die Dauer von bis zu drei Jahren Sonderrevisoren bestimmen, welche die bei Kapitalerhöhungen erforderlichen Bescheinigungen erbringen.
Art. 31 Duties	Art. 31 Aufgaben

The Auditors shall perform their duties to audit and report whether the accounting, the annual accounts and the proposal regarding allocation of profits is in accordance with law and the Articles of ~~association~~ Association.

Die Revisionsstelle prüft, ob die Buchführung und die Jahresrechnung sowie der Antrag über die Verwendung des Bilanzgewinns Gesetz und Statuten entsprechen.

VII. compensation and related provisions	vii. Vergütungen und verwandte Bestimmungen
Art. 32 Principles of the Compensation of the Board of Directors	Art. 32 Grundsätze der Vergütung für die Mitglieder des Verwaltungsrats

The compensation payable to the members of the Board of Directors ~~comprises~~ may comprise, subject to and within the bounds of the approval by the General Meeting of the total ~~compensation~~ maximum amounts, the following elements:

Die Vergütung für die Mitglieder des Verwaltungsrats ~~umfasst~~ kann, unter Vorbehalt der Genehmigung durch die Generalversammlung und im Rahmen der durch diese genehmigten Gesamtvergütung, folgende Elemente umfassen:

a) a fixed basic ~~remuneration~~ compensation;	a) ein fixes Grundhonorar;
b) a fixed committee fee for work in a committee of the Board of Directors;	b) eine fixe Entschädigung für Tätigkeiten als Mitglied eines Ausschusses des Verwaltungsrats;
c) a lump sum compensation for expenses;	c) eine pauschale Spesenentschädigung;
d) a number of options or shares in the Company, as further outlined in Art. 41.	d) eine Anzahl von Optionen oder Aktien der Gesellschaft, gemäss Art. 41.

The compensation ~~is~~ may be paid in cash ~~and~~ or in form of options or shares in the Company. The ~~board~~ Board of ~~directors~~ Directors or, to the extent delegated to it, the Compensation Committee shall determine grant, exercise and forfeiture conditions. In particular, they may provide for continuation, acceleration or removal of vesting, exercise and forfeiture conditions, for payment or grant of compensation based upon assumed target achievement, or for forfeiture, in each case in the event of pre-determined events such as a change-of-control or termination of an employment or mandate agreement. The Company may procure the required shares through purchases in the market, from treasury shares or by using contingent capital or ~~authorized share capital~~ the capital band.

Die Vergütung kann bar ~~und~~ oder in Form von Optionen und Aktien der Gesellschaft bezahlt werden. Der Verwaltungsrat oder, soweit an ihn delegiert, der Vergütungsausschuss legen Zuteilungs-, Ausübungs- und Verfallsbedingungen fest. Sie können insbesondere vorsehen, dass aufgrund des Eintritts im Voraus bestimmter Ereignisse, wie eines Kontrollwechsels oder der Beendigung des Arbeits- oder Mandatsverhältnisses, Vesting-, Ausübungs- und Verfallsbedingungen weitergelten, verkürzt oder aufgehoben werden, Vergütungen unter der Annahme der Erreichung von Zielwerten ausgerichtet werden oder Vergütungen verfallen. Die Gesellschaft kann die erforderlichen Aktien auf dem Markt erwerben, aus Beständen eigener Aktien entnehmen oder unter Verwendung von bedingtem ~~oder~~

~~genehmigtem~~ Kapital oder des Kapitalbandes bereitstellen.

Subject to the approval by the General Meeting, the members of the Board of Directors may receive ~~remuneration~~ compensation in cash at customary conditions for advisory services rendered outside their capacity as Board member for the benefit of the Company or companies under its control. The General Meeting may approve an additional bonus for the members of the Board of Directors in exceptional cases.

Vorbehältlich der Genehmigung durch die Generalversammlung, kann den Mitgliedern des Verwaltungsrats eine Entschädigung in bar zu marktüblichen Konditionen für Beratungstätigkeiten, welche diese ausserhalb ihrer Funktion als Verwaltungsratsmitglied und zu Gunsten der Gesellschaft oder von ihr kontrollierter Gesellschaften erbringen, ausbezahlt werden. Die Generalversammlung kann in Ausnahmefällen einen zusätzlichen Bonus zu Gunsten der Verwaltungsratsmitglieder genehmigen.

The compensation may also be paid for activities in companies that are directly or indirectly controlled by the Company and may be paid by the Company or by a company controlled by it.

Die Vergütung kann auch ausgerichtet werden für Tätigkeiten in Unternehmen, die durch die Gesellschaft direkt oder indirekt kontrolliert werden und kann durch die Gesellschaft oder durch von ihr kontrollierte Unternehmen ausgerichtet werden.

Art. 33 Principles of the Compensation of the Executive Committee	Art. 33 Grundsätze der Vergütung für die Mitglieder der Geschäftsleitung
The compensation payable to the members of the Executive Committee is subject to the approval of the total maximum amounts by the General Meeting and ~~comprises~~ may comprise the following elements:	Die Vergütung für die Mitglieder der Geschäftsleitung ist von der Generalversammlung zu genehmigen und ~~umfasst~~ kann folgende Elemente umfassen:
a) a fixed ~~remuneration~~ compensation payable in cash;	a) eine fixe Vergütung in bar;
b) a performance-related ~~remuneration~~ compensation payable in cash (variable);	b) eine erfolgsabhängige Vergütung in bar (variabel);
c) a number of options or shares in the Company (variable), as further outlined in Art. 41.	c) eine Anzahl Optionen oder Aktien der Gesellschaft (variabel), gemäss Art. 41.
The performance-related ~~remuneration~~ compensation depends on the Company's business success and the individual performance of the member of the Executive	Die erfolgsabhängige Vergütung richtet sich nach dem Geschäftserfolg und der individuellen Leistung gemessen nach dem Erreichen bestimmter vordefinierter Ziele

Committee based on the achievement of pre-determined targets during a business year. The Board of Directors determines annually at the beginning of each relevant business year the decisive targets and their weighting upon proposal by the Compensation Committee. The amount of the performance-related ~~remuneration~~ compensation for each member of the Compensation Committee is determined by the Board of Directors and may not exceed 100 percent of the respective individual fixed ~~remuneration~~ compensation for the same year.

über ein Geschäftsjahr. Der Verwaltungsrat definiert jährlich am Anfang jeder Leistungsperiode auf Antrag des Vergütungsausschusses hin die relevanten Ziele und deren Gewichtung. Die Höhe der erfolgsabhängigen Vergütung für das jeweilige Geschäftsleitungsmitglied wird vom Verwaltungsrat festgelegt und darf 100% der im entsprechenden Geschäftsjahr relevanten individuellen, fixen Vergütung nicht überschreiten.

For compensation to be paid in cash in form of options or shares in the Company the Board of Directors or, to the extent delegated to it, the Compensation Committee shall determine grant, exercise and forfeiture conditions. In particular, they may provide for (i) continuation, acceleration or removal of vesting, (ii) exercise and forfeiture conditions, (iii) payment or grant of compensation based upon assumed target achievement, or (iv) forfeiture, in each case in the event of pre-determined events such as a change-of-control or termination of an employment or mandate agreement. The Company may procure the required shares through purchases in the market, from treasury shares or by using contingent capital or the capital band.

Bei Vergütungen, die in Form von Optionen oder Aktien der Gesellschaft in bar ausgerichtet werden, legt der Verwaltungsrat oder, sofern an diesen delegiert, der Vergütungsausschuss die Zuteilungs-, Ausübungs- und Verfallsbedingungen fest. Sie können insbesondere vorsehen (i) die Fortführung, Beschleunigung oder Aufhebung des Verfalls, (ii) Ausübungs- und Verfallsbedingungen, (iii) die Zahlung oder Zuteilung von Vergütungen auf der Basis einer angenommenen Zielerreichung oder (iv) den Verfall, jeweils bei Eintritt von vorher festgelegten Ereignissen, wie z.B. einem Kontrollwechsel oder der Beendigung eines Arbeits- oder Mandatsvertrages. Die Gesellschaft kann die erforderlichen Aktien auf dem Markt erwerben, aus Beständen eigener Aktien entnehmen oder unter Verwendung von bedingtem Kapital oder des Kapitalbandes bereitstellen.

The compensation may also be paid for activities in companies that are directly or indirectly controlled by the Company and may be paid by the Company or by a company controlled by it.

Die Vergütung kann auch ausgerichtet werden für Tätigkeiten in Unternehmen, die durch die Gesellschaft direkt oder indirekt kontrolliert werden und kann durch die Gesellschaft oder durch von ihr kontrollierte Unternehmen ausgerichtet werden.

Art. 34 Compensation for new Members of the Executive Committee	Art. 34 Vergütungen für neue Mitglieder der Geschäftsleitung

If new members of the Executive Committee are appointed and take up their position in the Company after the General Meeting has approved the maximum total compensation for members of the Executive Committee for the year in question, the new members may be paid an additional amount for the period until the next Ordinary General Meeting ~~of Shareholder~~. The additional amount payable to all new members of the Executive Committee may not exceed 50 percent of the respective total compensation of the Executive Committee already approved by the General Meeting. The additional compensation may only be paid if the total compensation amount that has been approved by the General Meeting for the compensation of the members of the Executive Committee is insufficient to compensate the newly appointed members. The General Meeting is not required to vote on this additional amount.

Sofern neue Mitglieder der Geschäftsleitung ernannt werden und ihre Stelle antreten, nachdem die Generalversammlung die Gesamtvergütung für die Geschäftsleitungsmitglieder im entsprechenden Jahr genehmigt hat, darf diesen neuen Mitglieder ein zusätzlicher Betrag für die Dauer bis zur nächsten ordentlichen Generalversammlung vergütet werden. Dieser Zusatzbetrag an alle neuen Mitglieder der Geschäftsleitung darf 50% der von der Generalversammlung für das betreffende Jahr bereits genehmigten Gesamtvergütung für die Geschäftsleitung nicht übersteigen. Der Zusatzbetrag darf nur ausgerichtet werden, sofern und soweit die von der Generalversammlung beschlossenen Vergütungsbeträge an die Geschäftsleitungsmitglieder bis zur nächsten ordentlichen Generalversammlung für die Vergütung der neuen Mitglieder nicht ausreicht. Über den verwendeten Zusatzbetrag stimmt die Generalversammlung nicht ab.

~~This additional overall compensation is understood to include any settlements for any disadvantage suffered as a result of the change of job.~~	~~Mit diesem Zusatzbetrag sind allfällige durch ein Geschäftsleitungsmitglied erlittene Nachteile aufgrund Stellenwechsel abgegolten.~~
Art. 35 Expenses	Art. 35 Spesen

Expenses which are not covered by the lump sum compensation pursuant to the Company's expense regulations shall be reimbursed following presentation of the supporting receipts. This additional ~~remuneration~~ compensation is not subject to a separate vote by the General Meeting.

Spesen, welche nicht durch die pauschale Spesenentschädigung gemäss Spesenreglement abgedeckt sind, werden nach Vorlage der entsprechenden Belege rückvergütet. Diese Rückvergütung ist von der Generalversammlung nicht zu genehmigen.

Art. 36 Compensation Agreements	Art. 36 Verträge über die Vergütung
Agreements on compensation with members of the Board of Directors may not exceed the term of ~~maximal one year~~ office.	Verträge, die den Vergütungen für die Mitglieder des Verwaltungsrats zugrunde liegen, sind auf ~~maximal ein Jahr befristet~~ die Amtsdauer zu befristen.

Employment agreements of the members of the Executive Committee are principally concluded for an indefinite period of time whereas a notice period may not exceed twelve months. If an employment agreement is concluded for a fixed term such term may not exceed one year.

Die Arbeitsverträge der Geschäftsleitungsmitglieder sind grundsätzlich unbefristet, wobei die Kündigungsfrist maximal zwölf Monate betragen darf. Wird ein befristeter Vertrag abgeschlossen, so darf dieser die Dauer von ein Jahr nicht überschreiten.

Art. 37 Mandates of a Member of the Board of Directors outside the Company	Art. 37 Mandate eines Verwaltungsratsmitglieds ausserhalb der Gesellschaft

A member of the Board of Directors may cumulatively assume not more than the following number of mandates in the board of directors, the ~~superior management or an administrative body of a legal entity which is obliged to be registered in the Swiss commercial register or an equivalent foreign register:~~ executive committee or the advisory board, or any comparable function under foreign law:

Ein Mitglied des Verwaltungsrats darf kumulativ maximal folgende Mandate ~~in einem obersten Leitungs- oder Verwaltungsorgan von Rechtseinheiten, die verpflichtet sind, sich ins Handelsregister oder in ein entsprechendes ausländisches Register eintragen zu lassen,~~ im Verwaltungsrat, in der Geschäftsleitung oder im Beirat oder einem vergleichbaren ausländischen Organ übernehmen:

a) 7 mandates for publicly traded companies pursuant to Art. 727 para. 1 number 1 CO; and	a) 7 Mandate für Publikumsgesellschaften gemäss Art. 727 Abs. 1 Ziff. 1 OR; und
b) 8 mandates for companies pursuant to Art. 727 para. 1 number 2 CO; and	b) 8 Mandate für Gesellschaften gemäss Art. 727 Abs. 1 Ziff. 2 OR; und
c) 5 mandates for companies which do not fulfil the criteria under a) and b) hereunder.	c) 5 Mandate für Rechtseinheiten, welche die Kriterien gemäss lit. a) und b) hiervor nicht erfüllen.
Mandates held in several ~~legal entities~~ companies each operating under the same management or same beneficial owner (group) are deemed to be a single mandate but may not exceed a total of forty.

Mandate ~~von~~ bei verschiedenen ~~Rechtseinheit~~ Unternehmen, ~~welche~~ die aber derselben Führung oder derselben wirtschaftlichen Eigentümerin unterstehen (Konzern), gelten als ein Mandat, dürfen aber insgesamt vierzig nicht übersteigen.

If a legal entity fulfills several of the above mentioned criteria, it can be freely counted towards any category. The following mandates are excepted from ~~this~~ these restrictions:	Erfüllt eine Rechtseinheit mehrere der vorgenannten Kriterien, kann sie beliebig jeder auf sie zutreffenden Kategorie zugerechnet werden. Folgende Mandate sind von diesen Beschränkungen ausgenommen:
a) mandates in legal entities which are controlled by the Company or which control the Company;	a) Mandate in Rechtseinheiten, ~~welche~~ die von der Gesellschaft kontrolliert werden oder welche die Gesellschaft kontrollieren;
b) honorary mandates in charitable ~~legal entities~~ institutions and mandates in other companies without an economic purpose.	b) Ehrenamtliche Mandate in gemeinnützigen ~~Rechtseinheiten~~ Institutionen und Mandate in anderen Unternehmen, die keinen wirtschaftlichen Zweck verfolgen.
Art. 38 Mandates of a Member of the Executive Committee outside the Company	Art. 38 Mandate eines Geschäftsleitungsmitglieds ausserhalb der Gesellschaft

Each member of the Executive Committee may, with approval of the Board of Directors, cumulatively assume not more than the following number of mandates in the board of directors, the ~~superior management or an administrative body of a legal entity which is obliged to be registered in the Swiss commercial register or an equivalent~~ executive committee or the advisory board, or any comparable function under foreign ~~register~~ law:

Jedes Mitglied der Geschäftsleitung darf mit ~~Genehmigung~~ Zustimmung des Verwaltungsrats kumulativ maximal folgende Mandate ~~in einem obersten Leitungs- oder Verwaltungsorgan von Rechtseinheiten, die verpflichtet sind, sich ins Handelsregister oder in ein entsprechendes ausländisches Register eintragen zu lassen,~~ im Verwaltungsrat, in der Geschäftsleitung oder im Beirat oder einem vergleichbaren ausländischen Organ übernehmen:

a) 2 mandates for publicly traded companies pursuant to Art. 727 para. 1 number 1 CO; and	a) 2 Mandate für Publikumsgesellschaften gemäss Art. 727 Abs. 1 Ziff. 1 OR; und
b) 3 mandates for companies pursuant to Art. 727 para. 1 number 2 CO; and	b) 3 Mandate für Gesellschaften gemäss Art. 727 Abs. 1 Ziff. 2 OR; und
c) 5 mandates for companies which do not fulfil the criteria under litera a) and b) hereunder.	c) 5 Mandate für Rechtseinheiten, welche die Kriterien gemäss lit. a) und b) hiervor nicht erfüllen.
Mandates held in several ~~legal entities~~ companies each operating under the same	Mandate ~~von~~ bei verschiedenen ~~Rechtseinheiten~~ Unternehmen, ~~welche~~ die aber derselben Führung oder derselben

management or same beneficial owner (group) are deemed to be a single mandate.	wirtschaftlichen Eigentümerin unterstehen (Konzern), gelten als ein Mandat.
If a legal entity fulfills several of the above mentioned criteria, it can be freely counted towards any category. The following mandates are excepted from this restrictions:	Erfüllt eine Rechtseinheit mehrere der vorgenannten Kriterien, kann sie beliebig jeder auf sie zutreffenden Kategorie zugerechnet werden. Folgende Mandate sind von diesen Beschränkungen ausgenommen:
a) mandates in legal entities which are controlled by the Company or which control the Company;	a) Mandate in Rechtseinheiten, ~~welche~~ die von der Gesellschaft kontrolliert werden oder welche die Gesellschaft kontrollieren;
b) honorary mandates in charitable ~~legal entities~~ institutions and mandates in other companies without an economic purpose.	b) Ehrenamtliche Mandate in gemeinnützigen ~~Rechtseinheiten~~ Institutionen und Mandate in anderen Unternehmen, die keinen wirtschaftlichen Zweck verfolgen.
Art. 39 Loans and Credits	Art. 39 Darlehen und Kredite

The members of the Board of Directors and the Executive Committee may not be granted any loans, credits or securities. ~~Excepted from the above are advances in the maximum amount of CHF 500'000 per person for attorneys' fees, court and other similar costs required for the defence of third-party liability claims permitted by Art. 29.~~

Den Mitgliedern des Verwaltungsrats und der Geschäftsleitung dürfen keine Darlehen, Kredite oder Sicherheiten gewährt werden. ~~Ausnahme davon bilden Vorschusszahlungen über einen Betrag von maximal CHF 500'000 pro Person für Anwalts-, Gerichts- und ähnliche Kosten zur Abwehr von Verantwortlichkeitsansprüchen, sofern zulässig nach Art. 29.~~

Art. 40 Pension Funds	Art. 40 Pensionskasse

The Company shall remunerate members of the Board of Directors only in respect of the employer's mandatory contributions to social insurance. Above and beyond this, the Company shall not make any contributions to pension funds or other such pension plans. In exceptional cases, contributions such as these may be made subject to a request by the Compensation Committee and the approval of the General Meeting.

Die Gesellschaft leistet für die Mitglieder des Verwaltungsrats die gesetzlichen Arbeitgebersozialversicherungsbeiträge. Abgesehen davon richtet die Gesellschaft keine Beiträge an die Pensionskasse oder andere Vorsorgeeinrichtungen für die Mitglieder des Verwaltungsrats aus. Solche Beiträge können ausnahmsweise auf Antrag des Vergütungsausschusses und nach Genehmigung der Generalversammlung ausgerichtet werden.

Members of the Executive Committee participate in the Company's pension plans	Die Mitglieder der Geschäftsleitung partizipieren am Pensionsplan der

(the Company's pension fund and the management pension plan). The pension plans conform to the legal requirements (BVG). For members of the Executive Committee, the insured income is defined as the fixed ~~remuneration~~ compensation plus 50 percent of the target performance-related ~~remuneration~~ compensation, up to the legal maximum. Equity-linked income components are not included.

Gesellschaft (Pensionskasse sowie Management Pensionsplan). Der Pensionsplan hat den gesetzlichen Bestimmungen (BVG) zu entsprechen. Das versicherte Einkommen der Mitglieder der Geschäftsleitung entspricht jeweils dem Betrag der fixen Vergütung zuzüglich 50% der erfolgsabhängigen Vergütung bis zum gesetzlichen Maximum. Aktienbezogene Vergütungen werden nicht berücksichtigt.

Within the overall compensation approved by the General Meeting and any additional amount payable to new members in accordance with Article 34, the Company may make additional payments into the Company's pension funds for the benefit of members of the Executive Committee in order to cover any disadvantage suffered as a result of the change of jobs or to purchase additional pension entitlements. In this context the Company may conclude life insurance policies on behalf of members of the Executive Committee and pay the insurance premiums either fully or in part.

Die Gesellschaft kann zugunsten der Geschäftsleitungsmitglieder und im Rahmen der von der Generalversammlung genehmigten Gesamtvergütungen und einem etwaigen gemäss Artikel 34 geschuldeten Zusatzbetrag zusätzliche Einkäufe in die Pensionskasse tätigen, um Nachteile aufgrund von Stellenwechsel auszugleichen oder zugunsten zusätzlicher Rentenansprüche. In diesem Zusammenhang kann die Gesellschaft Lebensversicherungen zugunsten der Mitglieder der Geschäftsleitung abschliessen und die Versicherungsprämien vollumfänglich oder teilweise zahlen.

Upon retirement, the Company may also grant members of the Executive Committee a bridging pension to cover the period between early retirement at 62 and the ordinary age of retirement, if such bridging pension does not exceed 100 percent of the total annual compensation of the respective member last paid.

Die Gesellschaft kann ihren Geschäftsleitungsmitgliedern eine Überbrückungsrente zusichern, um die Zeitdauer zwischen einer Frühpensionierung ab dem 62. Altersjahr und dem ordentlichen Pensionsalter abzudecken, soweit eine solche Überbrückungsrente 100% der letztmalig an dieses Mitglied bezahlte Jahresvergütung nicht übersteigt.

Art. 41 Option and Share Plans	Art. 41 Options- und Aktienpläne

Under the Company's Option or Share Plan, the Board of Directors, upon proposal of the Compensation Committee, ~~allocates~~ may allocate the participating members of the Executive Committee and the Board of Directors a fixed number of options or shares with a vesting period to be determined by the Board of Directors (the vesting period). At the end of the vesting period, participants in the Option or Share Plan are entitled to exercise

Gemäss dem Options- oder Aktienplan der Gesellschaft, ~~teilt~~ kann der Verwaltungsrat auf Antrag des Vergütungsausschusses den Mitgliedern der Geschäftsleitung und des Verwaltungsrats eine bestimmte Anzahl Optionen oder Aktien ~~zu~~ zuteilen, ~~welche~~ die einer vom Verwaltungsrat festzulegenden Sperrfrist unterliegen. Am Options- oder Aktienplan partizipierende Mitglieder sind nach Ablauf der Sperrfrist berechtigt, die the options granted against payment of the strike price. These options to acquire shares in the Company or allocated shares are subject to the basic principles set out in the following:

gewährten Optionen gegen Bezahlung des Ausübungspreises auszuüben. Die Optionen, welche zum Erwerb von Aktien an der Gesellschaft berechtigen, bzw. zugeteilten Aktien unterliegen den folgenden Grundsätzen:

a) it is the sole discretion of the Board of Directors to decide whether to allocate options or shares and to whom;	a) Es liegt im freien Ermessen des Verwaltungsrats, ob und wem Optionen oder Aktien zugeteilt werden;
b) each year, the Board of Directors, upon proposal of the Compensation Committee, stipulates the number of options and shares to be allocated, the date of allocation and the strike price;	b) Der Verwaltungsrat bestimmt jährlich auf Antrag des Vergütungsausschusses Anzahl und Datum der Zuteilung sowie Ausübungspreis der Optionen und Aktien;
c)
each option incorporates a non-transferable, ~~pre-emptive, and~~ contingent subscription right to acquire a certain number of Company's shares;

~~d)  in the case of a change of control (as defined in the Option or Share Plan) or delisting of the Company's shares, the vesting period shall end (accelerated vesting) and the participant shall be entitled to exercise the options, or to receive unlocked shares that were locked until the change of control event, on a pro rata basis on the day the transaction that led to the change of control or delisting was executed. It is at the sole discretion of the Board of Directors to decide upon proposal of the Compensation Committee whether the financial objectives have been met;~~

c)
Jede Option begründet ein unübertragbares, bedingtes Bezugsrecht eine bestimmte Anzahl Aktien der Gesellschaft zu erwerben;

~~d)   Im Falle eines Kontrollwechsels (gemäss Definition im Options- oder Aktienplan) oder der Dekotierung der Aktien der Gesellschaft endet die Sperrfrist vorzeitig und das teilnehmende Geschäftsleitungsmitglied ist berechtigt, pro-rata basierend auf dem Stichtag der Transaktion, welche zum Kontrollwechsel geführt hat, oder der Dekotierung der Aktien, seine Optionen auszuüben oder bis zum Kontrollwechsel gesperrte, als ungesperrte Aktien zu erhalten. Der Verwaltungsrat entscheidet nach freiem Ermessen und auf Antrag des Vergütungsausschusses, ob die finanzwirtschaftlichen Ziele in diesem Zusammenhang gegeben sind;~~

~~d)~~
~~e)~~ the individual members of the Executive Committee or the Board of Directors participating in the Option or Share Plan are responsible for paying any taxes or social security contributions and for declaring income correctly to the authorities;

~~d)~~
~~e)~~ Das jeweilige Mitglied der Geschäftsleitung oder des Verwaltungsrats, welches am Options- oder Aktienplan teilnimmt, ist selber dafür verantwortlich, dass jegliche damit zusammenhängenden Steuern oder Sozialabgaben bezahlt und Einkommen der zuständigen Behörden korrekt gemeldet werden;
~~e) f)~~ it is at the sole discretion of the Board of Directors to decide whether to supplement the Option or Share Plan within the bounds of the principles set out above or to discontinue it.	~~e) f)~~ Der Verwaltungsrat entscheidet nach freiem Ermessen über Ergänzungen des Options- oder Aktienplans im Rahmen der obgenannten Grundsätze oder über dessen Beendigung.

The Company may periodically offer shares in the Company to employees for a price to be determined by the Board of Directors. Members of the Board of Directors and the Executive Committee may be included in this program. The shares acquired thereby may be subject to a vesting period to be determined by the Board of Directors.

Die Gesellschaft kann periodisch Aktien der Gesellschaft zu einem vom Verwaltungsrat festzulegenden Preis an Mitarbeiter abgeben. Die Mitglieder des Verwaltungsrats und der Geschäftsleitung können in dieses Programm eingeschlossen werden. Die so erworbenen Aktien können einer vom Verwaltungsrat festzulegenden Sperrfirst unterliegen.

VIII. Fiscal Year, Accounting principles, Allocation of Profits	VIII. Geschäftsjahr, REchnungslegung, Gewinnverteilung
Art. 42 Fiscal Year	Art. 42 Geschäftsjahr
The Board of Directors shall determine the start and the end of the Company's business year.	Der Verwaltungsrat bestimmt, wann das Geschäftsjahr beginnt und wann es endet.
Art. 43 Accounting	Art. 43 Rechnungslegung

The annual accounts consist of the profit and loss statement, the balance sheet, the cash flow statement, the annex and the management report, and shall be drawn up pursuant to the provisions of the Swiss Code of Obligations, particularly of Art. 958 et seq. CO, and the generally accepted commercial principles and customary rules in that business area.

Die Jahresrechnung besteht aus der Erfolgsrechnung, der Bilanz, der Geldflussrechnung, dem Anhang und dem Lagebericht und ist gemäss den Vorschriften des Schweizerischen Obligationenrechts, insbesondere Art. 958 ff. OR, sowie nach den allgemein anerkannten kaufmännischen und branchenüblichen Grundsätzen zu erstellen.

If required by law, the consolidated financial statements shall be drawn in accordance with the provisions of Art. 962 CO.	Die Konzernrechnung wird, sofern gesetzlich vorgeschrieben, gemäss den Bestimmungen von Art. 962 OR erstellt.
Art. 44 Allocation of Profits	Art. 44 Gewinnverteilung
Subject to the legal provisions regarding distribution of profits, the profit as shown on	Die Generalversammlung beschliesst nach Entgegennahme der Anträge des the balance sheet shall be allocated by the General Meeting at its discretion after receipt of the proposals of the Board of Directors and the Auditors.

Verwaltungsrates und des Berichtes der Revisionsstelle unter Vorbehalt der gesetzlichen Bestimmungen über die Verwendung des Bilanzgewinnes und setzt die Dividende und den Zeitpunkt ihrer Auszahlung fest.

In addition to the legal reserves, the General Meeting may create supplemental reserves.	Zusätzlich zu den gesetzlichen Reserven kann die Generalversammlung zusätzliche Reserven bereitstellen.
Dividends not claimed within five years after the due date shall remain with the Company and be allocated to the general reserves.	Dividenden, die nicht innerhalb von fünf Jahren nach dem Fälligkeitstag beansprucht werden, verbleiben bei der Gesellschaft und werden den allgemeinen Rücklagen zugeführt.
Ix. Dissolution and Liquidation	ix. Auflösung und Liquidation
Art. 45 Dissolution and Liquidation	Art. 45 Auflösung und Liquidation
The dissolution and liquidation of the Company shall take place in accordance with the provisions of the Swiss Code of Obligations.	Für die Auflösung und Liquidation der Gesellschaft gelten die Bestimmungen des Schweizerischen Obligationenrechts.
X. ~~Notices~~ Communications and Publications	X. Mitteilungen und Bekanntmachungen
Art. 46 ~~Notices~~ Communications and Publications	Art. 46 Mitteilungen und Bekanntmachungen
The Swiss Official Gazette of Commerce is the official publication medium.	Das Schweizerische Handelsamtsblatt (SHAB) ist das offizielle Publikationsmedium.

Shareholder communications ~~and notices the shareholders shall~~ may be made by publication in the Swiss Official Gazette of Commerce or ~~sent~~, instead or in addition, by mail or e-mail to the addresses registered in the share register.

~~Unless the law provides otherwise, notices shall be given to creditors by publication in the Swiss Official Gazette of Commerce. The~~

Mitteilungen ~~und Bekanntmachungen~~ an die Aktionäre ~~erfolgen~~ können durch Publikation im Schweizerischen Handelsamtsblatt oder (alternativ oder zusätzlich) durch Brief oder E-Mail an die im Aktienbuch verzeichneten Adressen erfolgen.

~~Bekanntmachungen an die Gläubiger erfolgen in den vom Gesetz vorgeschriebenen Fällen durch Veröffentlichung im Schweizerischen Handelsamtsblatt, dem Publikationsorgan der~~

~~Board of Directors may assign further means of communication.~~	~~Gesellschaft. Der Verwaltungsrat kann weitere Publikationsmittel bezeichnen~~.

Art. 47 Jurisdiction	Art. 47 Gerichtsstand

All disputes on Company matters between individual shareholders and the Company or its corporate bodies, as well as between the Company and its corporate bodies, or between the corporate bodies themselves, shall be judged exclusively by the courts at the legal domicile of the Company.

Alle Streitigkeiten über Gesellschaftsangelegenheiten zwischen einzelnen Aktionären und der Gesellschaft oder ihren Organen sowie zwischen der Gesellschaft und ihren Organen oder zwischen den Organen unter sich werden ausschliesslich durch die Gerichte am Sitz der Gesellschaft beurteilt.

Irrespective of the place of jurisdiction specified above, the Company may alternatively prosecute its corporate bodies and shareholders at their ordinary place of jurisdiction.	Unabhängig von dem hiervor bestimmten Gerichtsstand kann die Gesellschaft ihre Organe und Aktionäre auch an deren ordentlichen Gerichtsstand belangen.

Zurich, [date] Zürich, [Datum]

Der Vorsitzende:
The Chairman:

Dr. Rodger Novak

Appendix B

CRISPR THERAPEUTICS AG

AMENDMENT NO. 4 TO THE

2018 STOCK OPTION AND INCENTIVE PLAN

The CRISPR Therapeutics AG 2018 Stock Option and Incentive Plan (the “Plan”) is hereby amended as follows:

Section 3(a) of the Plan is hereby amended by deleting it and replacing it with the following:

Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 16,400,000 shares, plus the number of shares available for issuance under the Company’s Amended and Restated 2016 Stock Option and Grant Plan (the “2016 Plan”) as of immediately prior to the Effective Date, subject to adjustment as provided in Section 3. For purposes of this limitation, the shares of Stock underlying any Awards under the Plan or any shares of Stock underlying any awards under the Company’s 2015 Stock Option and Grant Plan or the 2016 Plan that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that no more than 28,405,365 shares of the Stock may be issued in the form of Incentive Stock Options. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

ADOPTED BY BOARD OF DIRECTORS: March 10, 2023

ADOPTED BY STOCKHOLDERS:

B-1

SCAN TO CRISPR THERAPEUTICS AGVIEW MATERIALS & VOTEwBAARERSTRASSE 14 6300 ZUG VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above SWITZERLAND Use the Internet to transmit your voting instructions and for electronic delivery of information up until 6:00 p.m. Central European Summer Time (12:00 p.m. Eastern Daylight Time)onJune 7, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you canconsent to receiving all future proxy statements, proxy cards and annual reports electronically viae-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have providedor return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. V10332-P83714 CRISPR Therapeutics AG THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3, 4.a, 4.b, 4.c, 4.d, 4.e, 4.f, 4.g, 4.h, 4.i, 5.a, 5.b, 5.c, 5.d, 6.a, 6.b, 6.c, 6.d, 6.e, 6.f, 7, 8, 9, 10, 11, 12.a, 12.b, 12.c, 12.d, 12.e, 13, 14, AND 15. PROPOSALS:For AgainstAbstain 1.Approval of the Swiss management report, the consolidated financial statementsand the statutory financial statements of the Company for the year endedDecember 31, 2022. !!!For AgainstAbstain 2.Approval of the appropriation of financial results.!!!6.cBinding vote on maximum non-performance-related compensation for!!! members of the Executive Committee from July 1, 2023 to June 30, 2024. 3.Discharge of the members of the Board of Directors and Executive Committee.6.dBinding vote on maximum variable compensation for members of the Executive Committee for the current year ending December 31, 2023. !!!!!! 6.eBinding vote on maximum equity for members of the Executive 4.Re-election of the members to the Board of Directors. Committee from the 2023 Annual General Meeting to the 2024 annual!!! general meeting of shareholders. 4.aRe-election of Rodger Novak, M.D., as member and Chairman!!!6.fNon-binding advisory vote on the 2022 Compensation Report.!!! 4.bRe-election of Samarth Kulkarni, Ph.D.!!7.Non-binding advisory vote to approve the compensation paid to the Company’s!!! ! named executive officers under U.S. securities law requirements. 4.cRe-election of Ali Behbahani, M.D.!!!8.Approval of a capital band.!!! 9.Approval of an increase in the conditional share capital for employee equity 4.dRe-election of Maria Fardis, Ph.D.!!!!!! plans. 4.eRe-election of H. Edward Fleming, Jr., M.D.!!!10.Approval of an amendment to the CRISPR Therapeutics AG 2018 Stock Option !!! and Incentive Plan. 4.fRe-election of Simeon J. George, M.D.!!!11.Approval of a reduction in the maximum size of the Board of Directors.!!! 12.Approval of amendments to the Articles of Association to reflect revised Swiss 4.gRe-election of John T. Greene !!!corporate law and other changes. 4.hRe-election of Katherine A. High, M.D.!!!12.aAdditions to the purpose of the Company.!!! 4.iRe-election of Douglas A. Treco, Ph.D.!!!12.bGeneral Meeting abroad and virtual General Meeting.!!! 5.Election or re-election of the members of the Compensation Committee.12.c Inclusion of a jurisdiction clause.!!! 5.aRe-election of Ali Behbahani, M.D. !!!12.dAlignment with compulsory new regulations.!!! 5.bElection of H. Edward Fleming, Jr., M.D.!!12.eEditorial and other changes.!!! ! 5.cRe-election of Simeon J. George, M.D.!!!13.Re-election of the independent voting rights representative.!!! 5.dRe-election of John T. Greene!!14.Re-election of the auditors.! !!! 6.Approval of the compensation for the Board of Directors and the Executive Committee and non-binding advisory vote on the 2022 Compensation Report. 15.Transact any other business that may properly come before the 2023 Annual !!! General Meeting or any adjournment or postponement thereof. 6.aBinding vote on maximum non-performance-related compensationfor members of the Board of Directors from the 2023 Annual General Meeting to the 2024 annual general meeting of shareholders.!!! 6.bBinding vote on maximum equity for members of the Board of DirectorsAuthorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on from the 2023 Annual General Meeting to the 2024 annual general !!!your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. meeting of shareholders.Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting: The Notice and Proxy Statement, 10K Wrap and Swiss Statutory Financial Statements and Audit Reports are available at www.proxyvote.com. V10333-P83714 CRISPR THERAPEUTICS AG Annual General Meeting of Shareholders For Shareholders of record on April 17, 2023 Thursday, June 8, 2023 8:00 a.m. Central European Summer Time (2:00 a.m. Eastern Daylight Time) Walder Wyss Ltd., Seefeldstrasse 123, 8008 Zurich, Switzerland This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Marius Meier, as a proxy of the undersigned, or the Named Proxy, with full power of substitution, to vote all of the common shares, or the Shares, of CRISPR Therapeutics AG that the undersigned may be entitled to vote at the Annual General Meeting of Shareholders of CRISPR Therapeutics AG, or the Company, to be held as a physical meeting at the offices of Walder Wyss Ltd., Seefeldstrasse 123, 8008 Zurich, Switzerland at 8:00 a.m. Central European Summer Time (2:00 a.m. Eastern Daylight Time) on Thursday, June 8, 2023, and at any and all postponements and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the matters indicated on the reverse side, in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting. If you sign the proxy without otherwise indicating a vote on the proposals, this proxy will be voted “FOR” each of the nominees and the proposals listed on the reverse side. As to any other matter that may properly come before the meeting and all postponements, continuances and adjournments thereof, the Shares will be voted by the proxies in accordance with their judgment. If specific instructions are indicated, this proxy will be voted in accordance therewith. The Company's Board of Directors recommends that shareholders vote “FOR” Proposals 1-15. If you have any questions about the 2023 Annual General Meeting including directions on how to attend in person, please contact AJ Silver, our Vice President, Corporate Finance. He may be contacted before June 7, 2023 at 105 West First Street, South Boston, MA 02127, telephone: +1 617-315-4600. Alternatively, any questions may be directed by e-mail to secretary@crisprtx.com. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxy cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE